EXHIBIT 99

                             PRICE/YIELD TABLES








GSR0101 - Price/Yield - A1_1
----------------------------

Balance           $165,021,000.00       Delay                 24
Coupon            3.3045                Dated                 11/1/01
Settle            11/27/01              First Payment         12/25/01


     Price      15 CPR, Call (Y)   20 CPR, Call (Y)    25 CPR, Call (Y)   35 CPR, Call (Y)    50 CPR, Call (Y)    80 CPR, Call (Y)
      99.500               3.502             3.559               3.619              3.748              3.974       4.658    Yield
      99.500                  77               109                 132                145                168         236    Spread
      99.625               3.424             3.455               3.488               3.56              3.685       4.062    Yield
      99.625                  69                99                 119                126                139         176    Spread
      99.750               3.346             3.352               3.358              3.372              3.396       3.468    Yield
      99.750                  61                89                 106                107                110         117    Spread
      99.875               3.268             3.249               3.228              3.185              3.108       2.877    Yield
      99.875                  53                78                  93                 89                 81          58    Spread
     100.000                3.19             3.146               3.099              2.998              2.821       2.288    Yield
     100.000                  45                68                  80                 70                 52          -1    Spread
     100.125               3.113             3.043                2.97              2.812              2.535       1.703    Yield
     100.125                  38                58                  67                 51                 24         -60    Spread
     100.250               3.036             2.941               2.841              2.626               2.25        1.12    Yield
     100.250                  30                47                  54                 33                 -5        -118    Spread
     100.375               2.959             2.839               2.713              2.441              1.965       0.539    Yield
     100.375                  22                37                  41                 14                -33        -176    Spread
     100.500               2.882             2.737               2.584              2.256              1.682      -0.039    Yield
     100.500                  15                27                  29                 -4                -62        -234    Spread

WAL                         1.69              1.27                1.00               0.69               0.44        0.22
Principal Window  Dec 01- Aug 05    Dec 01- Aug 04      Dec 01- Jan 04     Dec 01- May 03     Dec 01- Oct 02        Dec 01- Apr 02

CMT_1YR                      2.1               2.1                 2.1                2.1                2.1         2.1



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.






GSR0101 - Price/Yield - A1_2
----------------------------


Balance                 $72,652,000.00        Delay                24
Coupon                  4.875                 Dated                11/1/01
Settle                  11/27/01              First Payment        12/25/01


        Price            15 CPR, Call (Y)      20 CPR, Call (Y)       25 CPR, Call (Y)     35 CPR, Call (Y)     50 CPR, Call (Y)
              100.5               4.7099                 4.6824               4.6235               4.4908     4.2526  Yield
              100.5                   38                     78                  108                  154        177  Spread
           100.5625               4.6958                 4.6643               4.6008               4.4581      4.202  Yield
           100.5625                   36                     76                  106                  151        172  Spread
            100.625               4.6818                 4.6461               4.5781               4.4254     4.1514  Yield
            100.625                   35                     74                  104                  148        167  Spread
           100.6875               4.6678                  4.628               4.5554               4.3928     4.1009  Yield
           100.6875                   33                     73                  101                  144        162  Spread
             100.75               4.6538                 4.6098               4.5328               4.3602     4.0505  Yield
             100.75                   32                     71                   99                  141        157  Spread
           100.8125               4.6397                 4.5917               4.5102               4.3276     4.0001  Yield
           100.8125                   31                     69                   97                  138        152  Spread
            100.875               4.6258                 4.5736               4.4876               4.2951     3.9497  Yield
            100.875                   29                     67                   95                  135        147  Spread
           100.9375               4.6118                 4.5555                4.465               4.2626     3.8994  Yield
           100.9375                   28                     65                   92                  131        142  Spread
                101               4.5978                 4.5375               4.4424               4.2301     3.8491  Yield
                101                   26                     64                   90                  128        137  Spread
           101.0625               4.5838                 4.5194               4.4198               4.1976     3.7988  Yield
           101.0625                   25                     62                   88                  125        132  Spread
            101.125               4.5699                 4.5014               4.3973               4.1651     3.7487  Yield
            101.125                   24                     60                   86                  122        127  Spread
           101.1875               4.5559                 4.4833               4.3748               4.1327     3.6985  Yield
           101.1875                   22                     58                   83                  118        122  Spread
             101.25                4.542                 4.4653               4.3523               4.1003     3.6484  Yield
             101.25                   21                     56                   81                  115        117  Spread
           101.3125               4.5281                 4.4473               4.3298                4.068     3.5984  Yield
           101.3125                   20                     55                   79                  112        112  Spread
            101.375               4.5142                 4.4293               4.3073               4.0356     3.5483  Yield
            101.375                   18                     53                   77                  109        107  Spread
           101.4375               4.5003                 4.4113               4.2849               4.0033     3.4984  Yield
           101.4375                   17                     51                   74                  106        102  Spread
              101.5               4.4864                 4.3934               4.2624                3.971     3.4484  Yield
              101.5                   15                     49                   72                  102         97  Spread

WAL                                  5.1                   3.82                    3                 2.03       1.29
Mod Dum                            4.415                  3.413                2.733                1.898      1.227
Principal Window         Aug 05 - Jul 08        Aug 04 - Dec 06      Jan 04 - Nov 05      May 03 - Jul 04      Oct 02 - Jul 03

CMT_1 YR                             2.1                    2.1                  2.1                  2.1        2.1



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.






GSR0101 - Price/Yield - A1_2
----------------------------


Balance                $72,652,000.00         Delay                   24
Coupon                 4.875                  Dated                   11/1/01
Settle                 11/27/01               First Payment           12/25/01


         Price            15 CPR, Call (Y)      20 CPR, Call (Y)      25 CPR, Call (Y)      35 CPR, Call (Y)      50 CPR, Call (Y)
              100.5               4.7099                 4.6824               4.6235                 4.4908      4.2526    Yield
              100.5                   38                     78                  108                    154         177    Spread
           100.5625               4.6958                 4.6643               4.6008                 4.4581       4.202    Yield
           100.5625                   36                     76                  106                    151         172    Spread
            100.625               4.6818                 4.6461               4.5781                 4.4254      4.1514    Yield
            100.625                   35                     74                  104                    148         167    Spread
           100.6875               4.6678                  4.628               4.5554                 4.3928      4.1009    Yield
           100.6875                   33                     73                  101                    144         162    Spread
             100.75               4.6538                 4.6098               4.5328                 4.3602      4.0505    Yield
             100.75                   32                     71                   95                    141         157    Spread
           100.8125               4.6397                 4.5917               4.5102                 4.3276      4.0001    Yield
           100.8125                   31                     69                   97                    138         152    Spread
            100.875               4.6258                 4.5736               4.4876                 4.2951      3.9497    Yield
            100.875                   29                     67                   98                    135         147    Spread
           100.9375               4.6118                 4.5555                4.465                 4.2626      3.8994    Yield
           100.9375                   28                     65                   92                    131         142    Spread
                101               4.5978                 4.5375               4.4424                 4.2301      3.8491    Yield
                101                   26                     64                   90                    128         137    Spread
           101.0625               4.5838                 4.5194               4.4198                 4.1976      3.7988    Yield
           101.0625                   25                     62                   88                    125         132    Spread
            101.125               4.5699                 4.5014               4.3973                 4.1651      3.7487    Yield
            101.125                   24                     60                   86                    122         127    Spread
           101.1875               4.5559                 4.4833               4.3748                 4.1327      3.6985    Yield
           101.1875                   22                     58                   83                    118         122    Spread
             101.25                4.542                 4.4653               4.3523                 4.1003      3.6484    Yield
             101.25                   21                     56                   81                    115         117    Spread
           101.3125               4.5281                 4.4473               4.3298                  4.068      3.5934    Yield
           101.3125                   20                     55                   79                    112         112    Spread
            101.375               4.5142                 4.4293               4.3073                 4.0356      3.5483    Yield
            101.375                   18                     53                   77                    109         107    Spread
           101.4375               4.5003                 4.4113               4.2849                 4.0033      3.4984    Yield
           101.4375                   17                     51                   74                    106         102    Spread
              101.5               4.4864                 4.3934               4.2624                  3.971      3.4484    Yield
              101.5                   15                     49                   72                    102          97    Spread

WAL                                  5.1                   3.82                    3                   2.03        1.29
Mod Dum                            4.415                  3.413                2.733                  1.898       1.227

Principal Window         Aug 05 - Jul 08        Aug 04 - Dec 06      Jan 04 - Nov 05       May 03 - Jul 04O    Oct 02 - Jul 03

CMT_1 YR                             2.1                    2.1                  2.1                    2.1         2.1



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.






GSR0101 - Price/Yield - A1_3
----------------------------


Balance        $69,999,969.90       Delay              24
Coupon         6.1262               Dated              11/1/01
Settle         11/27/01             First Payment      12/25/01


   Price        15 CPA, Call (Y)       20 CPA, Call         25 CPA, Call       35 CPA, Call      50 CPA, Call      70 CPA, Call (Y)
    99.5                 5.8165              5.8605              5.9492            6.0777           6.1908        6.2578 Yield
    99.5                    118                 127                 146               192              264           348 Spread
 99.5625                 5.8048              5.8484              5.9361            6.0613           6.1672        6.2189 Yield
 99.5625                    117                 125                 144               190              262           344 Spread
  99.625                 5.7931              5.8363              5.9229            6.0449           6.1435          6.18 Yield
  99.625                    115                 124                 143               189              259           340 Spread
 99.6875                 5.7814              5.8242              5.9098            6.0285           6.1199        6.1412 Yield
 99.6875                    114                 123                 142               187              257           336 Spread
   99.75                 5.7697              5.8121              5.8966            6.0121           6.0962        6.1024 Yield
   99.75                    113                 122                 141               186              255           333 Spread
 99.8125                  5.758                 5.8              5.8835            5.9957           6.0726        6.0636 Yield
 99.8125                    112                 121                 139               184              252           329 Spread
  99.875                 5.7464              5.7879              5.8704            5.9794            6.049        6.0249 Yield
  99.875                    111                 119                 138               182              250           325 Spread
 99.9375                 5.7347              5.7758              5.8573             5.963           6.0255        5.9862 Yield
 99.9375                    110                 118                 137               181              248           321 Spread
     100                 5.7231              5.7638              5.8442            5.9467           6.0019        5.9475 Yield
     100                    108                 117                 135               179              245           317 Spread
100.0625                 5.7114              5.7517              5.8311            5.9304           5.9784        5.0089 Yield
100.0625                    107                 116                 134               177              243           313 Spread
 100.125                 5.6998              5.7397               5.818            5.9141           5.9549        5.8703 Yield
 100.125                    106                 114                 133               176              241           309 Spread
100.1875                 5.6882              5.7277              5.8049            5.8978           5.9315        5.8317 Yield
100.1875                    105                 113                 131               174              238           306 Spread
  100.25                 5.6766              5.7156              5.7919            5.8815            5.908        5.7932 Yield
  100.25                    104                 112                 130               172              236           302 Spread
100.3125                  5.665              5.7036              5.7788            5.8653           5.8846        5.7547 Yield
100.3125                    103                 111                 129               171              233           298 Spread
 100.375                 5.6534              5.6916              5.7658             5.849           5.8611        5.7163 Yield
 100.375                    102                 110                 127               169              231           294 Spread
100.4375                 5.6418              5.6796              5.7528            5.8328           5.8377        5.6779 Yield
100.4375                    100                 108                 126               168              229           290 Spread
   100.5                 5.6302              5.6676              5.7398            5.6165           5.8144        5.6395 Yield
   100.5                     99                 107                 125               166              226           286 Spread

WAL                        6.66                6.39                5.82              4.54             3.02          1.76
Mod Durn                  5.345               5.161               4.753             3.812            2.644          1.61

CMT_1YR                     2.1                 2.1                 2.1               2.1              2.1           2.1


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.






GSRO1O1 - Price/Yield - A1_3
----------------------------


Balance                 $97,544,000.00        Delay                   24
Coupon                  5.9801                Dated                   11/1/01
Settle                  11/27/01              First Payment           12/25/01


       Price            15 CPR, Call (Y)          20 CPR, Call           25 CPR, Call          35 CPA, Call       50 CPR, Call (Y)
             100.5                5.5213                5.5549                   5.619               5.6846     5.6739   Yield
             100.5                    88                    96                     113                  153        212   Spread
          100.5625                5.5098                 5.543                  5.6061               5.6685     5.6506   Yield
          100.5625                    87                    95                     111                  151        210   Spread
           100.625                5.4983                5.5311                  5.5931               5.6523     5.6274   Yield
           100.625                    86                    94                     110                  150        208   Spread
          100.6875                5.4868                5.5192                  5.5802               5.6362     5.6041   Yield
          100.6875                    85                    92                     109                  148        205   Spread
            100.75                5.4753                5.5073                  5.5673               5.6201     5.5809   Yield
            100.75                    84                    91                     108                  146        203   Spread
          100.8125                5.4638                5,4954                  5.5544                5.604     5.5577   Yield
          100.8125                    83                    90                     106                  145        201   Spread
           100.875                5.4524                5.4835                  5.5415               5.5879     5.5345   Yield
           100.875                    81                    89                     105                  143        198   Spread
          100.9375                5.4409                5.4716                  5.5286               5.5718     5.5113   Yield
          100.9375                    80                    88                     104                  141        196   Spread
               101                5.4295                5.4598                  5.5157               5.5558     5.4882   Yield
               101                    79                    87                     102                  140        194   Spread
          101.0625                 5.418                5.4479                  5.5028               5.5397     5.4651   Yield
          101.0625                    78                    85                     101                  138        192   Spread
           101.125                5.4066                5.4361                    5.49               5.5237     5.4419   Yield
           101.125                    77                    84                     100                  137        189   Spread
          101.1875                5.3952                5.4242                  5.4771               5.5077     5.4189   Yield
          101.1875                    76                    83                      99                  135        187   Spread
            101.25                5.3837                5.4124                  5.4643               5.4917     5.3958   Yield
            101.25                    75                    82                      97                  133        185   Spread
          101.3125                5.3723                5.4006                  5.4515               5.4757     5.3727   Yield
          101.3125                    73                    81                      96                  132        182   Spread
           101.375                5.3609                5.3888                  5.4386               5.4597     5.3497   Yield
           101.375                    72                    79                      95                  130        180   Spread
          101.4375                5.3495                 5.377                  5.4258               5.4438     5.3267   Yield
          101.4375                    71                    78                      93                  129        178   Spread
             101.5                5.3381                5.3652                   5.413               5.4278     5.3037   Yield
             101.5                    70                    77                      92                  127        175   Spread

WAL                                 6.66                  6.39                    5.82                 4.54       3.02
Mod Durn                           5.382                 5.197                   4.786                3.839      2.663
Principal Window         Jul 08 - Jul 08       Dec 06 - Jul 08         Nov 05 - Jul 08      Jul 04 - Jul 08    Jul 03 - Jul 08

CMT_1YR                              2.1                   2.1                     2.1                  2.1        2.1


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.






GSRO1O - Price/Yield - A1_3
---------------------------


Balance       $97,544,000.00   Delay            24
Coupon        6,5754           Dated            11/1/01
Settle        11/27/01         First Payment    12/25/01


            Price      15 CPA, Call (Y)       20 CPA, Call (Y)         25 CPA, Call (Y)      35 CPA, Call (Y)      CPA, Call (Y)
            100.5               5.9504                 5.9989                   6.0959                6.2125       6.2422 Yield
            100.5                  131                    140                      160                   206          269 Spread
         100.5625               5.9386                 5.9867                   6.0827                6.1961       6.2186 Yield
         106.5625                  130                    139                      159                   204          267 Spread
          100.625               5.9269                 5.5746                   6.0695                6.1797        6.195 Yield
          150.625                  129                    138                      158                   202          265 Spread
         106.6875               5.9162                 5.9624                   6.0564                6.1633       6.1715 Yield
         100.6875                  128                    137                      157                   201          262 Spread
           100.75               5.9035                 5.9503                   6.0432                 6.147        6.148 Yield
           100.75                  127                    136                      155                   199          260 Spread
         100.8125               5.8918                 5.9382                   6.0301                6.1306       6.1245 Yield
         100.8125                  125                    134                      154                   197          257 Spread
          100.875               5.8801                 5.9261                    6.017                6.1143        6.101 Yield
          100.875                  124                    133                      153                   196          255 Spread
         100.9375               5.8684                  5.914                   6.0038                6.0979       6.0776 Yield
         100.9375                  123                    132                      151                   194          253 Spread
              101               5.8568                 5.9019                   5.9907                6.0816       6.0541 Yield
              101                  122                    131                      150                   192          250 Spread
         101.0625               5.8451                 5.8899                   5.9776                6.0653       6.0307 Yield
         101.0625                  121                    130                      149                   191          248 Spread
          101.125               5.8335                 5.8778                   5.9645                 6.049       6.0073 Yield
          101.125                  120                    128                      147                   189          246 Spread
         101.1875               5.8218                 5.8657                   5.9515                6.0328        5.984 Yield
         101.1875                  118                    127                      146                   188          243 Spread
           101.25               5.8102                 5.8537                   5.9384                6.0165       5.9606 Yield
           101.25                  117                    126                      145                   186          241 Spread
         101.3125               5.7986                 5.8417                   5.9253                6.0002       5.9373 Yield
         101.3125                  116                    125                      143                   184          239 Spread
          101.375               5.7869                 5.8296                   5.9123                 5.984        5.914 Yield
          101.375                  115                    123                      142                   183          236 Spread
         101.4375               5,7753                 5.8176                   5.8992                5.9678       5.8907 Yield
         101.4375                  114                    122                      141                   181          234 Spread
            101.5               5.7637                 5.8056                   5.8862                5.9516       5.8674 Yield
            101.5                  113                    121                      140                   179          232 Spread

WAL                               6.66                   6.39                     5.82                  4.54         3.02
Mod Dur                          5.281                    5.1                    4.699                 3.777         2.63
Principal Window       Jul 08 - Jul 08        Dec 06 - Jul 08          Nov 05 - Jul 08       Jul 04 - Jul 08    Jul 03 - Jul 08

CMT_1YR                            2.1                    2.1                      2.1                   2.1          2.1


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.






GSR0101 - Price/Yield - A_2
---------------------------


Balance     $103,897,000.00    Delay              24
Coupon      5.315              Dated              11/1/01
Settle      11/27/01           First Payment      12/25/01


        Price          15 CPR, Call(Y)        20 CPR, Call(Y)         25 CPR, Call(Y)       35 CPR, CaII(Y)        50 GPR, CaIl(Y)
     100.7500                   5.054                      5                   4.939                 4.793        4.506 Yield
     100.7500                     105                    126                     145                   179          197 Spread
     100.8125                   5.036                  4.979                   4.915                 4.761        4.458 Yield
     100.8125                     103                    124                     142                   176          192 Spread
     100.8750                   5.018                  4.958                   4.891                 4.728        4.409 Yield
     100.8750                     101                    122                     140                   172          187 Spread
     100.9375                       5                  4.938                   4.866                 4.696        4.361 Yield
     100.9375                      99                    120                     137                   169          182 Spread
     101.0000                   4.982                  4.917                   4.842                 4.663        4.313 Yield
     101.0000                      97                    118                     135                   166          178 Spread
     101.0625                   4.965                  4.896                   4.818                 4.631        4.265 Yield
     101.0625                      96                    116                     133                   163          173 Spread
     101.1250                   4.947                  4.875                   4.794                 4.599        4.216 Yield
     101.1250                      94                    114                     130                   159          168 Spread
     101.1875                   4.929                  4.855                    4.77                 4.567        4.168 Yield
     101.1875                      92                    112                     128                   156          163 Spread
     101.2500                   4.911                  4.834                   4.746                 4.535         4.12 Yield
     101.2500                      90                    110                     125                   153          158 Spread

WAL                              4.09                   3.45                    2.92                  2.13        1.38
Principal Window      Dec 01 - May 09        Dec 01 - May 09         Dec 01 - May 09       Dec 01 - May 09        Dec 01 - May 09

CMT_IYR                           2.1                    2.1                     2.1                   2.1        2.1


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.






GSR0101 - Price/Yield - A_2
---------------------------


Balance          $103,897,000.00           Delay                     24
Coupon           5.5                       Dated                     11/1/01
Settle           11/27/01                  First Payment             12/25/01



    Price      15 CPR, Call (Y)   20  CPR, Call    25 CPR, Call    30 CPR, Call     35 CPR, Call    50 CPR, Call   70 CPR, Call (Y)
   100.4375               5.327           5.288           5.243           5.193            5.137           4.927      4.515 Yield
   100.4375                 132             155             175             197              213             239        222 Spread
      100.5               5.309           5.267           5.219           5.165            5.104           4.878      4.434 Yield
      100.5                 130             153             173             194              210             234        214 Spread
   100.5625               5.291           5.246           5.194           5.136            5.071           4.829      4.354 Yield
   100.5625                 128             151             170             191              207             229        205 Spread
    100.625               5.273           5.225            5.17           5.108            5.039            4.78      4.273 Yield
    100.625                 126             149             168             188              203             224        197 Spread
   100.6875               5.255           5.204           5.145            5.08            5.006           4.732      4.193 Yield
   100.6875                 125             147             165             186              200             220        189 Spread
     100.75               5.237           5.183           5.121           5.051            4.973           4.683      4.113 Yield
     100.75                 123             145             163             183              197             215        181 Spread
   100.8125               5.219           5.162           5.097           5.023            4.941           4.634      4.033 Yield
   100.8125                 121             142             160             180              194             210        173 Spread
    100.875               5.201           5.141           5.072           4.995            4.908           4.586      3.953 Yield
    100.875                 119             140             158             177              190             205        165 Spread
   100.9375               5.183            5.12           5.048           4.967            4.876           4.537      3.873 Yield
   100.9375                 118             138             156             174              187             200        157 Spread
        101               5.165           5.099           5.024           4.938            4.843           4.489      3.794 Yield
        101                 116             136             153             171              184             195        149 Spread

WAL                        4.09            3.45            2.92            2.48             2.13            1.38       0.81
Principal Window  Dec 01-May 09   Dec 01-May 09   Dec 01-May 09   Dec 01-May 09    Dec 01-May 09       01-May 09   Dec 01 - May 09

CMT_1YR                     2.1             2.1             2.1             2.1              2.1             2.1        2.1



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.






GSR0101 - Price/Yield - A1_2
----------------------------


Balance          $72,652,000.00            Delay                     24
Coupon           4.41                      Dated                     11/1/01
Settle           11/27/01                  First Payment             12/25/01



      Price        15 CPR, Call    20 CPR, Call        25 CPR, Call       35 CPR, Call    50 CPR, Call          70 CPR, Call(Y)
              99           4.627            4.658             4.709             4.823            5.029           5.418 Yield
              99              47               76               117               188              255             312 Spread
          99.125           4.595            4.621             4.663             4.757            4.926           5.246 Yield
          99.125              44               73               112               181              245             295 Spread
           99.25           4.564            4.584             4.617             4.691            4.824           5.074 Yield
           99.25              41               69               108               174              234             278 Spread
          99.375           4.533            4.548             4.571             4.625            4.721           4.903 Yield
          99.375              38               65               103               168              224             260 Spread
            99.5           4.502            4.511             4.526             4.559            4.619           4.732 Yield
            99.5              35               62                98               161              214             243 Spread
          99.625           4.471            4.474              4.48             4.493            4.517           4.561 Yield
          99.625              31               58                94               155              204             226 Spread
           99.75            4.44            4.438             4.435             4.428            4.415           4.391 Yield
           99.75              28               54                89               148              193             209 Spread
          99.875           4.409            4.401             4.389             4.362            4.313           4.221 Yield
          99.875              25               51                85               141              183             192 Spread
             100           4.378            4.365             4.344             4.297            4.211           4.051 Yield
             100              22               47                80               135              173             175 Spread
         100.125           4.347            4.329             4.299             4.231             4.11           3.882 Yield
         100.125              19               44                76               128              163             158 Spread
          100.25           4.316            4.292             4.253             4.166            4.009           3.713 Yield
          100.25              16               40                71               122              153             141 Spread
         103.375           4.285            4.256             4.208             4.101            3.908           3.545 Yield
         100.375              13               36                67               115              143             125 Spread
           100.5            4254             4.22             4.163             4.036            3.807           3.377 Yield
           100.5              10               33                62               109              133             108 Spread
         100.625           4.224            4.184             4.118             3.971            3.706           3.209 Yield
         100.625               7               29                58               102              123              91 Spread
          100.75           4.193            4.148             4.073             3.906            3.606           3.042 Yield
          100.75               4               25                53                96              113              74 Spread
         100.875           4.162            4.112             4.029             3.841            3.505           2.875 Yield
         100.875               1               22                49                89              103              58 Spread
             101           4.132            4.076             3.984             3.777            3.405           2.708 Yield
             101              -2               18                44                83               93              41 Spread

WAL                         4.53              3.8                 3              2.03              129            0.76
Principal Window   Aug 05-Aug 06    Aug 04-Aug 06     Jan 04-Nov 05     May 03-Jul 04    Oct 02-Jul 03           Jun 02 - Nov 02

CMT_1YR                      2.1              2.1               2.1               2.1              2.1             2.1

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.






GSR0101 - Price/Yield - A1_3
----------------------------


Balance          $97,544,000.00            Delay                     24
Coupon           5.58                      Dated                     11/1/01
Settle           11/27/01                  First Payment             12/25/01


       Price            15 CPR, Call       20 CPR, Call   25 CPR, Call       35 CPR, Call           50 CPR       70 CPR Call (Y)
                99              5.8               5.8            5.803              5.825             5.889      6.038  Yield
                99              157               157              160                184               241        326  Spread
            99.125            5.769             5.769            5.771              5.789              5.84      5.958  Yield
            95.125              154               154              157                180               236        318  Spread
             99.25            5.738             5.738             5.74              5.753             5.791       5.88  Yield
             99.25              151               151              154                177               231        311  Spread
            99.375            5.708             5.708            5.709              5.718             5.743      5.802  Yield
            99.375              148               148              151                173               226        303  Spread
              99.5            5.677             5.677            5.677              5.682             5.695      5.725  Yield
              99.5              145               145              148                169               221        295  Spread
            99.625            5.646             5.646            5.246              5.646             5.646      5.647  Yield
            99.625              142               142              145                166               216        287  Spread
             99.75            5.615             5.615            5.615               5.61             5.598       5.57  Yield
             99.75              139               139              141                162               212        280  Spread
            99.875            5.585             5.585            5.584              5.575              5.55      5.493  Yield
            99.875              136               136              138                159               207        272  Spread
               100            5.554             5.554            5.553              5.539             5.502      5.416  Yield
               100              133               133              135                155               202        264  Spread
           100.125            5.523             5.523            5.522              5.504             5.454      5.339  Yield
           100.125              130               130              132                152               197        257  Spread
            100.25            5.493             5.493            5.491              5.468             5.406      5.262  Yield
            100.25              127               127              129                148               192        249  Spread
           100.375            5.462             5.462             5.46              5.433             5.359      5.186  Yield
           100.375              124               124              126                145               188        241  Spread
             100.5            5.432             5.432            5.429              5.398             5.311      5.109  Yield
             100.5              121               121              123                141               183        234  Spread
           100.625            5.401             5.401            5.398              5.363             5.263      5.033  Yield
           100.625              118               118              120                137               178        226  Spread
            100.75            5.371             5.371            5.367              5.327             5.216      4.957  Yield
            100.75              115               115              117                134               173        218  Spread
           100.875            5.341             5.341            5.336              5.292             5.168      4.881  Yield
           100.875              111               111              114                130               169        211  Spread
               101             5.31              5.31            5.306              5.257             5.121      4.805  Yield
               101              108               108              111                127               164        203  Spread

WAL                            4.74              4.74             4.67               4.03               2.9       1.75
Principal Window      Aug 06-Aug 06     Aug 06-Aug 06    Nov 05-Aug 06      Jul 04-Aug 06     Jul 03-Aug 06      Nov 02-Aug 06

CMT_1YR                         2.1               2.1              2.1                2.1               2.1        2.1


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.








GSR0101 - Price/Yield - B1
--------------------------

Balance          $6,159,000.00             Delay                     24
Coupon           6.6708                    Dated                     11/1/01
Settle           11/27/01                  First Payment             12/25/01



           Price     15 CPR, Call (Y)   20 CPR, Call (Y)   25 CPR, Call (Y)   35 CPR, Call (Y)  50 CPR, Call (Y)   70 CPR, Call (Y)
              101.5          5.7189             5.8926             6.0052             6.1011            5.9353       5.3839 Yield
              101.5             163                210                238                294               323          309 Spread
            101.625          5.6986             5.8676             5.9759             6.0636            5.8828       5.2965 Yield
            101.625             161                208                235                290               318          301 Spread
             101.75          5.6784             5.8426             5.9466             6.0261            5.8303       5.2093 Yield
             101.75             159                205                232                286               313          292 Spread
            101.875          5.6583             5.8177             5.9174             5.9888             5.778       5.1222 Yield
            101.875             157                203                230                283               307          283 Spread
                102          5.6381             5.7928             5.8882             5.9515            5.7257       5.0353 Yield
                102             155                200                227                279               302          275 Spread
            102.125           5.618             5.7679             5.8591             5.9142            5.6735       4.9485 Yield
            102.125             153                198                224                275               297          266 Spread
             102.25          5.5979             5.7431               5.83              5.877            5.6214       4.8619 Yield
             102.25             151                195                221                271               292          257 Spread
            102.375          5.5779             5.7184              5.801             5.8399            5.5693       4.7755 Yield
            102.375             149                193                218                268               287          249 Spread
              102.5          5.5579             5.6936              5.772             5.8028            5.5174       4.6892 Yield
              102.5             147                190                215                264               281          240 Spread
            102.625          5.5379              5.669              5.743             5.7658            5.4656        4.603 Yield
            102.625             145                188                212                260               276          231 Spread
             102.75           5.518             5.6443             5.7141             5.7289            5.4138        4.517 Yield
             102.75             143                185                209                257               271          223 Spread
            102.875          5.4981             5.6197             5.6853              5.692            5.3621       4.4312 Yield
            102.875             141                183                206                253               266          214 Spread
                103          5.4782             5.5952             5.6565             5.6551            5.3105       4.3455 Yield
                103             139                180                203                249               261          206 Spread
            103.125          5.4584             5.5706             5.6277             5.6184             5.259         4.26 Yield
            103.125             137                178                201                246               256          197 Spread
             103.25          5.4386             5.5462              5.599             5.5817            5.2075       4.1746 Yield
             103.25             135                175                198                242               250          189 Spread
            103.375          5.4188             5.5217             5.5704              5.545            5.1562       4.0894 Yield
            103.375             133                173                195                238               245          180 Spread
              103.5          5.3991             5.4973             5.5418             5.5084             5.105       4.0043 Yield
              103.5             131                171                192                235               240          171 Spread

WAL                            8.22               6.27               5.15               3.84              2.62         1.51
Mod Durn                      6.074              4.914              4.191              3.277             2.339        1.408

CMT_1YR                         2.1                2.1                2.1                2.1               2.1          2.1


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.






GSRO1 01 - Price/Yield - B2
---------------------------

Balance          $4,106,000.00             Delay                     24
Coupon           6.6708                    Dated                     11/1/01
Settle           11/27/01                  First Payment             12/25/01



       Price        15 CPR, Call (Y)  20 CPR, Call (Y)   25 CPR, Call (Y)     35 CPR, Call (Y)   50 CPR, Call (Y)   70 CPR, Call (Y)
              100           5.9645            6.1961               6.361              6.5558            6.5727      6.4451 Yield
              100              188               240                 274                 339               387         416 Spread
          100.125           5.9439            6.1706               6.331              6.5176            6.5191      6.3558 Yield
          100.125              186               238                 271                 336               382         407 Spread
           100.25           5.9232            6.1451              6.3012              6.4794            6.4656      6.2666 Yield
           100.25              184               235                 268                 332               376         398 Spread
          100.375           5.9026            6.1197              6.2714              6.4413            6.4122      6.1776 Yield
          100.375              182               233                 265                 328               371         389 Spread
            100.5           5.8821            6.0943              6.2416              6.4033            6.3588      6.0888 Yield
            100.5              180               230                 262                 324               366         380 Spread
          100.625           5.8615            6.0689              6.2119              6.3653            6.3056      6.0001 Yield
          100.625              178               228                 259                 320               360         371 Spread
           100.75           5.8411            6.0436              6.1822              6.3273            6.2524      5.9116 Yield
           100.75              176               225                 256                 317               355         362 Spread
          100.875           5.8206            6.0183              6.1526              6.2895            6.1994      5.8233 Yield
          100.875              174               223                 253                 313               350         353 Spread
              101           5.8002            5.9931               6.123              6.2517            6.1464      5.7351 Yield
              101              172               220                 250                 309               344         345 Spread
          101.125           5.7798            5.9679              6.0935              6.2139            6.0935      5.6471 Yield
          101.125              170               218                 247                 305               339         336 Spread
           101.25           5.7595            5.9428               6.064              6.1762            6.0407      5.5592 Yield
           101.25              167               215                 244                 301               334         327 Spread
          101.375           5.7391            5.9177              6.0346              6.1386             5.988      5.4715 Yield
          101.375              165               213                 241                 298               328         318 Spread
            101.5           5.7189            5.8926              6.0052              6.1011            5.9353      5.3839 Yield
            101.5              163               210                 238                 294               323         309 Spread
          101.625           5.6986            5.8676              5.9759              6.0636            5.8828      5.2965 Yield
          101.625              161               208                 235                 290               318         301 Spread
           101.75           5.6784            5.8426              5.9466              6.0261            5.8303      5.2093 Yield
           101.75              159               205                 232                 286               313         292 Spread
          101.875           5.6583            5.8177              5.9174              5.9888             5.778      5.1222 Yield
          101.875              157               203                 230                 283               307         283 Spread
              102           5.6381            5.7928              5.8882              5.9515            5.7257      5.0353 Yield
              102              155               200                 227                 279               302         275 Spread

WAL                           8.22              6.27                5.15                3.84              2.62        1.51
Mod Durn                     6.038             4.886               4.169               3.261             2.327       1.398

CMT_1YR                        2.1               2.1                 2.1                 2.1               2.1         2.1


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.






GSR0101 - Price/Yield - B3
--------------------------


Balance          $2,509,000.00         Delay               24
Coupon           6.6708                Dated               11/1/01
Settle           11/27/01              First Payment       12/25/01


      Price         15 CPR, Call (Y)  20 CPR, Call (Y)    25 CPR, Call (Y)   35 CPR, Call (Y)   50 CPR, Call (Y)     0 CPR, Call (Y)
           97.875            6.3215             6.637             6.8775             7.2159             7.4982        7.989 Yield
           97.875               224               285                326                405                479          570 Spread
               98            6.3002            6.6107             6.8467             7.1765              7.443       7.8968 Yield
               98               222               282                322                401                474          561 Spread
           98.125            6.2789            6.5845             6.8159             7.1372             7.3879       7.8048 Yield
           98.125               219               279                319                397                468          552 Spread
            98.25            6.2577            6.5583             6.7852              7.098             7.3329        7.713 Yield
            98.25               217               277                316                394                463          542 Spread
           98.375            6.2365            6.5321             6.7546             7.0589              7.278       7.6213 Yield
           98.375               215               274                313                390                457          533 Spread
             98.5            6.2154             6.506              6.724             7.0198             7.2232       7.5298 Yield
             98.5               213               271                310                386                452          524 Spread
           98.625            6.1943            6.4799             6.6935             6.9808             7.1685       7.4385 Yield
           98.625               211               269                307                382                446          515 Spread
            98.75            6.1732            6.4539              6.663             6.9418             7.1139       7.3473 Yield
            98.75               209               266                304                378                441          506 Spread
           98.875            6.1522            6.4279             6.6325             6.9029             7.0593       7.2564 Yield
           98.875               207               264                301                374                436          497 Spread
               99            6.1312             6.402             6.6022             6.8641             7.0049       7.1656 Yield
               99               205               261                298                370                430          488 Spread
           99.125            6.1102            6.3761             6.5718             6.8253             6.9506       7.0749 Yield
           99.125               203               258                295                366                425          479 Spread
            99.25            6.0893            6.3503             6.5416             6.7866             6.8963       6.9844 Yield
            99.25               200               256                292                362                419          470 Spread
           99.375            6.0684            6.3245             6.5113              6.748             6.8422       6.8941 Yield
           99.375               198               253                289                359                414          460 Spread
             99.5            6.0476            6.2987             6.4812             6.7095             6.7881        6.804 Yield
             99.5               196               251                286                355                408          451 Spread
           99.625            6.0267             6.273              6.451              6.671             6.7341        6.714 Yield
           99.625               194               248                283                351                403          442 Spread
            99.75             6.006            6.2473              6.421             6.6325             6.6802       6.6242 Yield
            99.75               192               246                280                347                398          433 Spread
           99.875            5.9852            6.2217             6.3909             6.5941             6.6264       6.5346 Yield
           99.875               190               243                277                343                392          425 Spread

WAL                            8.22             6.27               5.15               3.84                2.62         1.51
Mod Durn                      5.986            4.847              4.138              3.238               2.309        1.384

CMT_1YR                         2.1              2.1                2.1                2.1                 2.1          2.1


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.






GSR0101 - Price/Yield B1
------------------------

Balance          $6,159,000.00         Delay               24
Coupon           6.6708                Dated               11/1/01
Settle           11/27/01              First Payment       12/25/01


          Price      15 CPR, Call(Y)   20 CPR, Call(Y)   25 CPR, Call(Y)   35 CPR, Call(Y)   50 CPR, Call(Y)      70 CPR, Call(Y)
            101.5           5.7189             5.8926            6.0052             6.1011           5.9353          5.3839 Yield
            101.5              163                210               238                294              323             309 Spread
          101.625           5.6986             5.8676            5.9759             6.0636           5.8828          5.2965 Yield
          101.625              161                208               235                290              318             301 Spread
           101.75           5.6784             5.8426            5.9466             6.0261           5.8303          5.2093 Yield
           101.75              159                205               232                286              313             292 Spread
          101.875           5.6583             5.8177            5.9174             5.9888            5.778          5.1222 Yield
          101.875              157                203               230                283              307             283 Spread
              102           5.6381             5.7928            5.8882             5.9515           5.7257          5.0353 Yield
              102              155                200               227                279              302             275 Spread
          102.125            5.618             5.7679            5.8591             5.9142           5.6735          4.9485 Yield
          102.125              153                198               224                275              297             266 Spread
           102.25           5.5979             5.7431              5.83              5.877           5.6214          4.8619 Yield
           102.25              151                195               221                271              292             257 Spread
          102.375           5.5779             5.7184             5.801             5.8399           5.5693          4.7755 Yield
          102.375              149                193               218                268              287             249 Spread
            102.5           5.5579             5.6936             5.772             5.8028           5.5174          4.6892 Yield
            102.5              147                190               215                264              281             240 Spread
          102.625           5.5379              5.669             5.743             5.7658           5.4656           4.603 Yield
          102.625              145                188               212                260              276             231 Spread
           102.75            5.518             5.6443            5.7141             5.7289           5.4138           4.517 Yield
           102.75              143                185               209                257              271             223 Spread
          102.875           5.4981             5.6197            5.6853              5.692           5.3621          4.4312 Yield
          102.875              141                183               206                253              266             214 Spread
              103           5.4782             5.5952            5.6565             5.6551           5.3105          4.3455 Yield
              103              139                180               203                249              261             206 Spread
          103.125           5.4584             5.5706            5.6277             5.6184            5.259            4.26 Yield
          103.125              137                178               201                246              256             197 Spread
           103.25           5.4386             5.5462             5.599             5.5817           5.2076          4.1746 Yield
           103.25              135                175               198                242              250             189 Spread
          103.375           5.4188             5.5217            5.5704              5.545           5.1562          4.0894 Yield
          103.375              133                173               195                238              245             180 Spread
            103.5           5.3991             5.4973            5.5418             5.5084            5.105          4.0043 Yield
            103.5              131                171               192                235              240             171 Spread

WAL                           8.22               6.27              5.15               3.84             2.62            1.51
Mod Durn                     6.074              4.914             4.191              3.277            2.339           1.408
CMT_1YR                        2.1                2.1               2.1                2.1              2.1             2.1


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.






RGSR0101 - Price/Yield B2
-------------------------

Balance          $4,106,000            Delay               24
Coupon           6.6708                Dated               11/1/01
Settle           11/27/01              First Payment       12/25/01



       Price        15 CPR, Call(Y)   20 CPR, Call(Y)   25 CPR, Call(Y)   35 CPR, Call(Y)     50 CPR, Call(Y)      70 CPR, Call(Y)

              100            5.9645           6.1961            6.361            6.5558              6.5727          6.4451 Yield
              100               188              240              274               339                 387             416 Spread
          100.125            5.9439           6.1706            6.331            6.5176              6.5191          6.3558 Yield
          100.125               186              238              271               336                 382             407 Spread
           100.25            5.9232           6.1451           6.3012            6.4794              6.4656          6.2666 Yield
            10025               184              235             .268               332                 376             398 Spread
          100.375            5.9026           6.1197           6.2714            6.4413              6.4122          6.1776 Yield
          100.375               182              233              265               328                 371             389 Spread
            100.5            5.8821           6.0943            62416            6.4033              6.3588          6.0888 Yield
            100.5               180              230              262               324                 366             380 Spread
          100.625            5.8615           6.0689           6.2119            6.3653              6.3056          6.0001 Yield
          100.625               178              228              259               320                 360             371 Spread
           100.75            5.8411           6.0436           6.1822            6.3273              6.2524          5.9116 Yield
           100.75               176              225              256               317                 355             362 Spread
          100.875            5.8206           6.0183           6.1526            6.2895              6.1994          5.8233 Yield
          100.875               174              223              253               313                 350             353 Spread
              101            5.8002           5.9931            6.123            6.2517              6.1464          5.7351 Yield
              101               172              220              250               309                 344             345 Spread
          101.125            5.7798           5.9679           6.0935            6.2139              6.0935          5.6471 Yield
          101.125               170              218              247               305                 339             336 Spread
           101.25            5.7595           5.9428            6.064            6.1762              6.0407          5.5592 Yield
           101.25               167              215              244               301                 334             327 Spread
          101.375            5.7391           5.9177           6.0346            6.1386               5.988          5.4715 Yield
          101.375               165              213              241               298                 328             318 Spread
            101.5            5.7189           5.8926           6.0052            6.1011              5.9353          5.3839 Yield
            101.5               163              210              238               294                 323             309 Spread
          101.625            5.6986           5.8676           5.9759            6.0636              5.8828          5.2965 Yield
          101.625               161              208              235               290                 318             301 Spread
           101.75            5.6784           5.8426           5.9466            6.0261              5.8303          5.2093 Yield
           101.75               159              205              232               286                 313             292 Spread
          101.875            5.6583           5.8177           5.9174            5.9888               5.778          5.1222 Yield
          101.875               157              203              230               283                 307             283 Spread
              102            5.6381           5.7928           5.8882            5.9515              5.7257          5.0353 Yield
              102               155              200              227               279                 302             275 Spread

 WAL                           8.22             6.27             5.15              3.84                2.62            1.51
 Mod Dum                      6.038            4.886            4.169             3.261               2.327           1.398
 CMT_1YR                        2.1              2.1              2.1               2.1                 2.1             2.1


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.






GSR0101 - Price/Yield - B1
--------------------------

Balance          $6,159,000.00         Delay               24
Coupon           6.6708                Dated               11/1/01
Settle           11/27/01              First Payment       12/25/01



          Price              15 . . . CPR      20 . . . CPR      25 . . . CPR      35 . . . CPR      50 . . . CPR     70 . . . CPR
                102.000            6.031            6.027              6.007            5.951             5.813       5.447 Yield
                102.000              243              254                264              279               295         295 Spread
                102.125            6.002            5.996              5.974            5.914             5.767       5.381 Yield
                102.125              240              251                260              275               290         289 Spread
                102.250            5.972            5.964              5.941            5.877             5.721       5.316 Yield
                102.250              237              248                257              271               286         282 Spread
                102.375            5.943            5.934              5.909             5.84             5.675       5.251 Yield
                102.375              234              245                254              268               281         276 Spread
                102.500            5.914            5.903              5.876            5.803              5.63       5.186 Yield
                102.500              231              241                250              264               276         269 Spread
                102.625            5.885            5.872              5.843            5.766             5.584       5.121 Yield
                102.625              228              238                247              260               272         263 Spread
                102.750            5.856            5.841               5.81            5.729             5.539       5.056 Yield
                102.750              225              235                244              257               267         256 Spread
                102.875            5.827             5.81              5.777            5.692             5.493       4.991 Yield
                102.875              222              232                241              253               263         250 Spread
                103.000            5.798            5.779              5.745            5.655             5.448       4.927 Yield
                103.000              219              229                237              249               258         243 Spread

WAL                                 5.03              4.7               4.39             3.84              3.05        2.07
Principal Window           Dec 01-Feb 07    Dec 01-Feb 07      Dec 01-Feb 07    Dec 01-Feb 07     Dec 01-Feb 07      Dec 01-Feb 07

CMT_1YR                              2.1              2.1                2.1              2.1               2.1         2.1


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.







GSR0101 - Price/Yield - B1
--------------------------

Balance          $6,159,000.00         Delay               24
Coupon           6.6708                Dated               11/1/01
Settle           11/27/01              First Payment       12/25/01


       Price              15 CPR, Call(Y)     20 CPR, Call(Y)    25 CPR, Call(Y)   35 CPR, Call(Y) 50 CPR, Call(Y) 70 CPR, Call(Y)
            102.000              5.638              5.793             5.888             5.951             5.726      5.035 Yield
            102.000                155                200               227               279               302        275 Spread
            102.125              5.618              5.768             5.859             5.914             5.673      4.949 Yield
            102.125                153                198               224               275               297        266 Spread
            102.250              5.598              5.743              5.83             5.877             5.621      4.862 Yield
            102.250                151                195               221               271               292        257 Spread
            102.375              5.578              5.718             5.801              5.84             5.569      4.775 Yield
            102.375                149                193               218               268               287        249 Spread
            102.500              5.558              5.694             5.772             5.803             5.517      4.689 Yield
            102.500                147                190               215               264               281        240 Spread
            102.625              5.538              5.669             5.743             5.766             5.466      4.603 Yield
            102.625                145                188               212               260               276        231 Spread
            102.750              5.518              5.644             5.714             5.729             5.414      4.517 Yield
            102.750                143                185               209               257               271        223 Spread
            102.875              5.496               5.62             5.685             5.692             5.362      4.431 Yield
            102.875                141                183               206               253               266        214 Spread
            103.000              5.478              5.595             5.656             5.655             5.311      4.346 Yield
            103.000                139                180               203               249               261        206 Spread

WAL                               8.22               6.27              5.15              3.84              2.62         1.51
Principal Window         Dec 01-May 14      Dec 01-Jun 11     Dec 01-Jun 09     Dec 01-Feb Ol     Dec 01-Mar 05      Dec 01-Oct 03
CMT  1YR                           2.1                2.1               2.1               2.1               2.1           2.1



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.







GSR0101 - Price/Yield - B1
--------------------------

Balance          $6,159,000.00         Delay               24
Coupon           6.6708                Dated               11/1/01
Settle           11/27/01              First Payment       12/25/01



    Price                 15 CPR            20 CPR            25 CPR             35 CPR            50CPR              70CPR
     102.000                   5.58             5.712              5.785             5.843              5.783        5.445  Yield
     102.000                    136               181                206               246                286          295  Spread
     102.125                  5.561             5.688              5.758              5.81              5.739         5.38  Yield
     102.125                    135               178                203               242                282          288  Spread
     102.250                  5.542             5.665              5.731             5.776              5.695        5.315  Yield
     102.250                    133               176                201               239                277          282  Spread
     102.375                  5.523             5.642              5.704             5.743              5.651         5.25  Yield
     102.375                    131               174                198               236                273          275  Spread
     102.500                  5.504             5.619              5.677             5.709              5.607        5.185  Yield
     102.500                    129               171                195               232                269          269  Spread
     102.625                  5.485             5.596              5.651             5.676              5.563        5.121  Yield
     102.625                    127               169                193               229                264          262  Spread
     102.750                  5.466             5.573              5.624             5.643              5.519        5.056  Yield
     102.750                    125               167                190               226                260          256  Spread
     102.875                  5.447             5.549              5.597              5.61              5.475        4.992  Yield
     102.875                    123               165                187               222                255          249  Spread
     103.000                  5.428             5.526              5.571             5.576              5.431        4.927  Yield
     103.000                    121               162                185               219                251          243  Spread

WAL                            9.09              7.02               5.83              4.43               3.19        2.08
Principal Window      Dec 01-Aug 31     Dec 01-Aug 31      Dec 01-Jul 31     Dec 01-Jul 31      Dec 01-Jan 28     Dec 01-Oct 18

CMT  1 YR                       2.1               2.1                2.1               2.1                2.1          2.1



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.







Putnam Structured Product CDO ---- Revised Price Guidance
$300,000,000

Class     MDYS/S&P/FTCH        Size(mm)     Index        Ave      Intl.OC     $px      Guidance
-----     -------------         --------     -----        ---      -------     ---      --------
Al        Aaa/AAA/AAA           221.0        3m L         9.0      137.5%      Par      53 DM Area
A2        AAA/AAA               25.0         3m L        9.01       22.0       Par      65--70 DN
B         Aa2/AA/AA             24.0         3m L**       9.7      111.1       Par      SUBJECT
C         Baa2/BBB/BBB          18.0         Fixed**     10.0      104.2       Par      S+290-300
**        Can be-offered
          as fixed
          or floating.

Expected Launch/Pricing - late week of 11/5



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive Offering circular, and prospective investors who consider purchasing any such securities should make their investment decisions based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions Or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuante of this material slay, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options) . Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final Offering circular for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing limitation of any kind.







GSR0101 Price/Yield - COMBO1
----------------------------

Balance         $335,217,000.00            Delay                            24
Coupon                     5.75            Dated                       11/1/01
Seattle                11/27/01            First Payment              12/25/01


      Price           15......CPR       20......CPR       25......CPR         35...... CPR      50......CPR        70......CPR
            101.75             5.102             5.008              4.901              4.645              4.13        3.076 Yield
            101.75               211               217                220                217               190          104 Spread
          101.8125             5.082             4.984              4.875              4.611             4.081        2.998 Yield
          101.8125               208               215                218                214               185           96 Spread
           101.875             5.061             4.961              4.848              4.578             4.033         2.92 Yield
           101.875               206               212                215                211               180           88 Spread
          101.9375              5.04             4.938              4.822              4.544             3.985        2.842 Yield
          101.9375               204               210                212                207               175           80 Spread
               102              5.02             4.915              4.796               4.51             3.937        2.764 Yield
               102               202               208                210                204               170           72 Spread
          102.0625             4.999             4.891              4.769              4.477             3.889        2.686 Yield
          102.0625               200               205                207                201               166           65 Spread
           102.125             4.979             4.868              4.743              4.443             3.841        2.608 Yield
           102.125               198               203                204                197               161           57 Spread
          102.1875             4.958             4.845              4.717               4.41             3.793        2.531 Yield
          102.1875               196               201                202                194               156           49 Spread
            102.25             4.938             4.822              4.691              4.377             3.745        2.454 Yield
            102.25               194               198                199                191               151           41 Spread
          102.3125             4.917             4.798              4.665              4.343             3.697        2.376 Yield
          102.3125               192               196                197                187               147           34 Spread
           102.375             4.897             4.775              4.638               4.31             3.649        2.299 Yield
           102.375               190               194                194                184               142           26 Spread
          102.4375             4.876             4.752              4.612              4.277             3.602        2.222 Yield
          102.4375               188               191                191                181               137           18 Spread
             102.5             4.856             4.729              4.586              4.243             3.554        2.145 Yield
             102.5               186               189                189                177               132           11 Spread
          102.5625             4.835             4.706               4.56               4.21             3.507        2.068 Yield
          102.5625               184               187                186                174               127            3 Spread
           102.625             4.815             4.683              4.534              4.177             3.459        1.992 Yield
           102.625               182               185                184                171               123           -5 Spread
          102.6875             4.795              4.66              4.508              4.144             3.412        1.915 Yield
          102.6875               180               182                181                167               118          -12 Spread
            102.75             4.774             4.637              4.482              4.111             3.364        1.839 Yield
            102.75               178               180                178                164               113          -20 Spread

WAL                              3.4              2.98               2.61                  2              1.36        0.081
Principal Window         Dec01-Feb07       Dec01-Feb07        Dec01-Feb07        Dec01-Feb07       Dec01-Feb07        Dec01-Feb07

CMT_1YR                          2.1               2.1                2.1                2.1               2.1          2.1


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.






                                                                NOVEMBER 2001
                                                       CALENDAR OF ECONOMIC INDICATORS                           E - Estimate
        *-End of bank statement period.                                                                      N.A. - Not Available


----------------------- ----------------------- ----------------------------- -------------------------- --------------------------
      MONDAY           |       TUESDAY         |         WEDNESDAY           |         THURSDAY         |          FRIDAY
-----------------------|-----------------------|-----------------------------|--------------------------|--------------------------
                       |                       |                             |                          |
      Nov 5            |        Nov 6          |          Nov 7              |         Nov 8            |          Nov 9
                       |                       |                             |                          |
 NAPM Non-Mfg.         |    FOMC MEETING       | NONFARM PRODUCTIVITY(8:30)  | Import and Export Prices | PRODUCER PRICE INDEX(8:30)
                       |                       |   '01 I: 0.1%               |         (8:30)           |                 Ex. Food
 Survey(10:00)         |   Treasury 5-Year     |      II: 2.1                | Oct. 2 FOMC Minutes      |         Total   & Energy
                       |    Note Auction       |     III: 2.0E               |         (2:00)           |    Aug:   0.4%     -0.1%
                       |                       |Wholesale Inventories(10:00) |  Goldman Sachs           |    Sep:   0.4       0.3
                       |                       |   CONSUMER CREDIT(3:00)     |      Retail Index        |    Oct:  -0.8E     -0.3E
                       |                       |     Jul: $-0.6 Billion      |FHLMC 30-Year Bond Pricing|
                       |                       |     Aug:  2.3               |                          |   Consumer Sentiment -
                       |                       |     Sep: -2.0E              |                          |       Prel.(10:00)
                       |                       |Treasury 10-Year Note Auction|                          |   WTO Ministerial Meeting,
                       |                       |                             |                          |      Doha, Qatar
-----------------------|-----------------------|-----------------------------|--------------------------|--------------------------
     Nov 12            |       Nov 13          |           Nov 14            |          Nov 15          |           Nov 16
                       |                       |                             |                          |
   Bank Holiday        |Richmond Fed Survey    |     RETAIL SALES(8:30)      |BUSINESS INVENTORIES(8:30)| CONSUMER PRICE INDEX(8:30)
                       |     (10:00)           |                             |                          |                 Ex. Food
                       |Kansas City Fed Survey |          Total  Ex. Auto    |  Jul: $-6.0 Billion-0.6% |        Total    & Energy
                       |    (11:00)            |    Aug:   0.4%    0.6%      |  Aug:  -1.1        -0.1  |  Aug:   0.1%      0.2%
                       |FHLMC 3-Year Note      |     Sep: -2.4    -1.6       |  Sep: -10.5E       -0.9E |  Sep:   0.4       0.2
                       |  Note Pricing         |     Oct:  2.5E    0.3E      |                          |  Oct:  -0.2E      0.1E
                       |                       |                             | Treasury Debt Buyback    |INDUSTRIAL PRODUCTION(9:15)
                       |                       |    Treasury Buyback         |       (11:00)            |  Aug:  -0.7%
                       |                       |     Announcement(9:00)      |  PHILADELPHIA FED SURVEY |  Sep:  -1.0
                       |                       |                             |       (12:00)            |  Oct:  -0.7E
                       |                       |    FNMA 2/3- and            |  Sep:   -7.3%            |CAPACITY UTILIZATION(9:15)
                       |                       |       10-Year Note          |  Oct:  -27.4             |  Aug:   76.4%
                       |                       |       Announcement          |  Nov:  -18.0E            |  Sep:   75.5
                       |                       |                             |                          |  Oct:   75.1E
                       |                       |     OPEC Meeting            |                          |         Homebuilders'
                       |                       |                             |                          |            Survey
-----------------------|-----------------------|-----------------------------|--------------------------|--------------------------
   Nov 19              |     Nov 20            |            Nov 21           |         Nov 22           |         Nov 23
                       |                       |                             |                          |
                       |                       |       Consumer Sentiment    |                          |
                       |                       |         - Final (10:00)     |                          |
HOUSING STARTS(8:30)   |   TRADE BALANCE(8:30) |                             |         HOLIDAY          |
Aug: 1.55 Million -6.7%|   Jul: $-29.2 Billion |    TREASURY ANNOUNCEMENT    |                          |
Sep: 1.57          1.7 |   Aug:  -27.1         |          (12:00)            |                          |
Oct: 1.55E        -1.5E|   Sep:  -26.5E        |         2-Year Note         |                          |
                       |  LEADING INDICATORS   | Est. Size: $20.0 Billion    |                          |
                       |   (10:00)             | Est. New Cash: -8.3 Billion |                          |
                       |   Aug:   -0.1%        |                             |                          |
                       |   Sep:   -0.5         |                             |                          |
                       |   Oct:    0.0E        |FEDERAL BUDGET BALANCE(2:00) |                          |
                       |   FNMA 2/3- and       |     Sep:     $+35.4 Billion |                          |
                       |     and 10-Year       |     Oct '00: -11.3          |                          |
                       |     Note Pricing      |     Oct '01: +17.5E         |                          |
                       |                       |                             |                          |
-----------------------|-----------------------|-----------------------------|--------------------------|---------------------------
     Nov 26            |          Nov 27       |           Nov 28            |           Nov 29         |          Nov 30
                       |                       |                             |                          |
EXISTING HOME SALES    |  CONSUMER CONFIDENCE  |Treasury Buyback Announcement|   DURABLE GOODS ORDERS   |  GROSS DOMESTIC PRODUCT
     (10:00)           |       (10:00)         |          (9:00)             |           (8:30)         |          (8:30)
Aug:  5.54 Mill   6.5% |      Sep: 97.0        |                             |  Aug:    -0.6%           |        REAL  PRICE CORP.
Sep:  4.89      -11.7  |      Oct: 85.5        |Treasury 2-Year Note Auction |  Sep:    -8.5            |        GDP   INDEX PROFITS
Oct   5.00E       2.2E |      Nov: 84.0E       |                             |  Oct:     4.2E           |'01 I:  1.3%  3.3%  -7.8%
                       |                       |                             | NEW HOME SALES (1O:00)   |   II:  0.3   2.1   -1.7
                       |                       |                             |  Aug:  876.000  -2.9%    | IIIA: -0.4   2.1    --
                       |                       |                             |  Sep:  864,000  -1.4     | IIIP:  N.A.  N.A.  -16.0E
                       |                       |                             |  Oct:  850.000E -1.6E    |CHICAGO PUR. MGR. INDEX
                       |                       |                             |                          |          (10:00)
                       |                       |                             |                          |         Sep: 46.6%
                       |                       |                             |    Treasury Debt Buyhack |         Oct: 46.2
                       |                       |                             |            (11:00)       |         Nov: N.A.
                       |                       |                             |                          |    FHLMC 2- & 10-Year
                       |                       |                             |                          |   Note Announcements
-----------------------|---------------------- |-----------------------------|--------------------------|--------------------------
     Dec 3             |      Dec 3 (cont.)    |            Dec 5            |          Dec 6           |           Dec 7
                       |                       |                             |                          |
                       |                       |                             | NONFARM PRODUCTIVITY CIV.|  UNEMPLOYMENT RATE (8:30)
                       |                       |                             |           (8:30)         |
PERSONAL INCOME        |CONSTRUCTION SPENDING  |    NAPM Non-Mfg. Survey     |  '01  II:   2.1%         |     Sep: 4.9%
     (8:30)            |        (10:00)        |          (10:00)            |     IIiP:   2.0E         |     Oct: 5.4
                       | Aug: $846.1 Bill-1.2% |                             |     IIIR:   N.A.         |    Nov: N.A.
    Aug: 0.1%          | Sep:  843.1     -0.4  |                             |                          |
    Sep: 0.0           | Oct:  836.0E    -0.8E |   FED "BEIGE BOOK" (2:00)   |  FACTORY ORDERS (10:00)  |  NONFARM PAYROLLS (8:30)
    Oct  0.1E          |                       |                             |   Aug:  -0.1%            |    Sep: -213,000
                       |                       |                             |   Sep:  -5.8             |    Oct: -415,000
PERSONAL CONSUMPTION   |     DOMESTIC MOTOR    |                             |   Oct:   2.8E            |    Nov:  N.A.
    (8:30)             |      VEHICLE SALES    |                             |                          |
    Aug:  0.1%         |     Auto  Lt.Trk Total|                             |Goldman Sachs Retail Index|  CONSUMER CREDIT (3:00)
    Sep: -1.8          |Sep: 5.7M  7.2M   13.OM|                             |                          |     Aug: $23 Billion
    Oct:  1.6E         |Oct: 7.8   9.9    17.8 |                             |                          |     Sep: -2.0E
                       |Nov: N.A.  N.A.   N.A. |                             |                          |     Oct: N.A.
NAPM INDEX (10:00)     |-----------------------|                             |                          |
    Sep: 47.0%         |        Dec. 4         |                             |                          | Consumer Sentiment
    Oct: 39.8          |                       |                             |                          |      - Prel. (10:00)
    Nov:  N.A          |                       |                             |                          |
                       |                       |                             |                          |
                       |                       |                             |                          |
                       |                       |                             |                          |
----------------------------------------------------------------------------------------------------------------------------------





GSR0101 Price/Yield - A1_1
--------------------------

Balance        $165,021,000.00          Delay                               24
Coupon         3.305                    Dated                          11/1/01
Seattle        11/27/01                 First Payment                 12/25/01


     Price     15 CPR, Call (Y)  20 CPR, Call (Y)   25 CPR, Call (Y)  35 CPR, Call (Y)  50 CPR, Call (Y)  70 CPR, Call (Y)
             99           3.8165              3.976             4.1435           4.5061             5.1424          6.2664 Yield
             99              108                151                184              221                284             397 Spread
         99.125           3.7377             3.8715             4.0119           4.3159             4.8491           5.704 Yield
         99.125              100                141                171              202                255             349 Spread
          99.25           3.6591             3.7672             3.8806           4.1262             4.5567          5.3163 Yield
          99.25               92                130                158              183                226             302 Spread
         99.375           3.5807             3.6631             3.7497           3.9369             4.2652           4.844 Yield
         99.375               85                120                145              164                197             255 Spread
           99.5           3.5024             3.5593              3.619           3.7482             3.9746          4.3736 Yield
           99.5               77                109                132              145                168             207 Spread
         99.625           3.4243             3.4557             3.4887             3.56              3.685           3.905 Yield
         99.625               69                 99                119              126                139             161 Spread
          99.75           3.3463             3.3523             3.3586           3.3723             3.3962          3.4383 Yield
          99.75               61                 89                106              107                110             114 Spread
         99.875           3.2685             3.2492             3.2289           3.1851             3.1083          2.9733 Yield
         99.875               53                 78                 93               89                 81              67 Spread
            100           3.1909             3.1463             3.0995           2.9983             2.8213          2.5103 Yield
            100               46                 68                 80               70                 52              21 Spread
        100.125           3.1135             3.0436             2.9704           2.8121             2.5352           2.049 Yield
        100.125               38                 58                 67               51                 24             -25 Spread
         100.25           3.0362             2.9412             2.8416           2.6263               2.25          1.5895 Yield
         100.25               30                 48                 54               33                 -5             -71 Spread
        100.375            2.959              2.839             2.7131           2.4411             1.9657          1.1318 Yield
        100.375               22                 37                 41               14                -33            -117 Spread
          100.5           2.8821              2.737             2.5849           2.2563             1.6822          0.6759 Yield
          100.5               15                 27                 29               -4                -62            -162 Spread
        100.625           2.8053             2.6353              2.457            2.072             1.3996          0.2217 Yield
        100.625                7                 17                 16              -23                -90            -208 Spread
         100.75           2.7287             2.5338             2.3294           1.8881             1.1179         -0.2307 Yield
         100.75               -1                  7                  3              -41               -118            -253 Spread
        100.875           2.6522             2.4325             2.2021           1.7048              0.837         -0.6813 Yield
        100.875               -8                 -3                -10              -59               -146            -298 Spread
            101           2.5759             2.3314             2.0751           1.5219              0.557         -1.1302 Yield
            101              -16                -13                -22              -78               -174            -343 Spread

WAL                         1.69               1.27                  1             0.69               0.44            0.27
Mod Dum                    1.608              1.213              0.965            0.669              0.435            0.27

CMT_1YR                      2.1                2.1                2.1              2.1                2.1             2.1

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.




GSR0101 Price/Yield - A1_2


Balance        $72,652,000.00           Delay                               24
Coupon         4.875                    Dated                          11/1/01
Seattle        11/27/01                 First Payment                 12/25/01


      Price      15 CPR, Call (Y) 20 CPR, Call (Y)  25 CPR, Call (Y)  35 CPR, Call (Y)  50 CPR, Call (Y)   70 CPR, Call (Y)
              100          4.8432             4.829            4.8057            4.7532              4.659             4.4817Yield
              100              69                94               126               181                218                218Spread
          100.125          4.8119            4.7923              4.76            4.6875             4.5571             4.3119Yield
          100.125              66                90               122               174                208                201Spread
           100.25          4.7807            4.7556            4.7145            4.6218             4.4554             4.1426Yield
           100.25              62                86               117               167                198                184Spread
          100.375          4.7495             4.719            4.6689            4.5562             4.3539             3.9735Yield
          100.375              59                83               113               161                187                167Spread
            100.5          4.7184            4.6825            4.6235            4.4908             4.2526             3.8049Yield
            100.5              56                79               108               154                177                151Spread
          100.625          4.6873             4.646            4.5781            4.4254             4.1514             3.6365Yield
          100.625              53                75               104               148                167                134Spread
           100.75          4.6562            4.6095            4.5328            4.3602             4.0505             3.4686Yield
           100.75              50                72                99               141                157                117Spread
          100.875          4.6252            4.5732            4.4876            4.2951             3.9497              3.301Yield
          100.875              47                68                95               135                147                100Spread
              101          4.5943            4.5368            4.4424            4.2301             3.8491             3.1337Yield
              101              44                64                90               128                137                 83Spread
          101.125          4.5634            4.5006            4.3973            4.1651             3.7487             2.9668Yield
          101.125              41                61                86               122                127                 67Spread
           101.25          4.5325            4.4643            4.3523            4.1003             3.6484             2.8003Yield
           101.25              38                57                81               115                117                 50Spread
          101.375          4.5017            4.4282            4.3073            4.0356             3.5483             2.6341Yield
          101.375              35                54                77               109                107                 34Spread
            101.5          4.4709            4.3921            4.2624             3.971             3.4484             2.4682Yield
            101.5              31                50                72               102                 97                 17Spread
          101.625          4.4402             4.356            4.2176            3.9065             3.3487             2.3027Yield
          101.625              28                46                68                96                 87                  0Spread
           101.75          4.4095              4.32            4.1729            3.8421             3.2492             2.1376Yield
           101.75              25                43                63                89                 77                -16Spread
          101.875          4.3788            4.2841            4.1282            3.7778             3.1498             1.9728Yield
          101.875              22                39                59                83                 67                -33Spread
              102          4.3482            4.2482            4.0836            3.7136             3.0506             1.8083Yield
              102              19                36                54                77                 57                -49Spread

WAL                          4.53               3.8                 3              2.03               1.29               0.76
Principal Window            3.987             3.397             2.733             1.898              1.227              0.738

CMT_1YR                       2.1               2.1               2.1               2.1                2.1                2.1

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.




GSR0101 Price/Yield - A1_3


Balance        $97,544,000.00           Delay                               24
Coupon         5.98                     Dated                          11/1/01
Seattle        11/27/01                 First Payment                 12/25/01


      Price        15 CPR, Call (Y)  20 CPR, Call (Y)  25 CPR, Call (Y)    35 CPR, Call (Y)   50 CPR, Call (Y)70 CPR, Call (Y)
               100            5.9504            5.9504              5.95                5.9378          5.8994        5.8075 Yield
               100               172               172               175                   195             242           303 Spread
           100.125            5.9195            5.9195            5.9186                5.9019          5.8511        5.7302 Yield
           100.125               169               169               172                   191             237           296 Spread
            100.25            5.8887            5.8887            5.8873                5.8662          5.8029        5.6531 Yield
            100.25               166               166               169                   188             232           288 Spread
           100.375            5.8578            5.8578             5.856                5.8305          5.7547        5.5762 Yield
           100.375               163               163               166                   184             227           280 Spread
             100.5            5.8271            5.8271            5.8248                5.7949          5.7067        5.4993 Yield
             100.5               160               160               162                   181             222           273 Spread
           100.625            5.7963            5.7963            5.7936                5.7593          5.6587        5.4226 Yield
           100.625               157               157               159                   177             218           265 Spread
            100.75            5.7656            5.7656            5.7625                5.7237          5.6108        5.3461 Yield
            100.75               154               154               156                   174             213           257 Spread
           100.875             5.735             5.735            5.7314                5.6883           5.563        5.2697 Yield
           100.875               151               151               153                   170             208           250 Spread
               101            5.7044            5.7044            5.7004                5.6528          5.5152        5.1935 Yield
               101               148               148               150                   166             203           242 Spread
           101.125            5.6739            5.6739            5.6694                5.6175          5.4676        5.1173 Yield
           101.125               145               145               147                   163             198           234 Spread
            101.25            5.6434            5.6434            5.6348                5.5822            5.42        5.0414 Yield
            101.25               142               142               144                   159             194           227 Spread
           101.375            5.6129            5.6129            5.6075                5.5469          5.3725        4.9655 Yield
           101.375               139               139               141                   156             189           219 Spread
             101.5            5.5825            5.5825            5.5767                5.5117           5.325        4.8898 Yield
             101.5               136               136               138                   152             184           212 Spread
           101.625            5.5521            5.5521            5.5459                5.4765          5.2777        4.8143 Yield
           101.625               133               133               135                   149             179           204 Spread
            101.75            5.5218            5.5218            5.5151                5.4414          5.2304        4.7389 Yield
            101.75               130               130               131                   145             175           197 Spread
           101.875            5.4915            5.4915            5.4844                5.4064          5.1832        4.6636 Yield
           101.875               127               127               128                   142             170           189 Spread
               102            5.4613            5.4613            5.4537                5.3714          5.1361        4.5884 Yield
               102               124               124               125                   138             165           182 Spread

WAL                             4.74              4.74              4.67                  4.03             2.9          1.75
Mod Dum                        4.031             4.031             3.973                 3.482           2.584         1.618

CMT_1YR                          2.1               2.1               2.1                   2.1             2.1           2.1

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.




GSR0101 Price/Yield - A_2


Balance        $103,897,000.00          Delay                               24
Coupon         5.315                    Dated                          11/1/01
Seattle        11/27/01                 First Payment                 12/25/01


      Price        15 CPR, Call (Y)  20 CPR, Call (Y)   25 CPR, Call (Y)  35 CPR, Call (Y)   50 CPR, Call (Y) 70 CPR, Call (Y)
               100            5.2691             5.2522            5.2328             5.1859            5.0932        4.9105 Yield
               100               126                152               174                218               256           261 Spread
           100.125             5.233             5.2099            5.1835               5.12            4.9947         4.748 Yield
           100.125               123                147               169                212               246           245 Spread
            100.25             5.197             5.1678            5.1344             5.0542            4.8964        4.5859 Yield
            100.25               119                143               164                205               236           229 Spread
           100.375             5.161             5.1258             5.084             4.9887            4.7984        4.4243 Yield
           100.375               115                139               159                198               226           213 Spread
             100.5            5.1252             5.0838            5.0366             4.9233            4.7007        4.2633 Yield
             100.5               112                135               154                192               216           196 Spread
           100.625            5.0894             5.0419            4.9878             4.8581            4.6033        4.1028 Yield
           100.625               108                130               150                185               207           180 Spread
            100.75            5.0537             5.0002            4.9392              4.793            4.5062        3.9427 Yield
            100.75               105                126               145                179               197           164 Spread
           100.875             5.018             4.9585            4.8906             4.7282            4.4094        3.7832 Yield
           100.875               101                122               140                172               187           148 Spread
               101            4.9824             4.9169            4.8422             4.6635            4.3128        3.6241 Yield
               101                97                118               135                166               178           133 Spread
           101.125            4.9469             4.8754            4.7939             4.5989            4.2165        3.4656 Yield
           101.125                94                114               130                159               168           117 Spread
            101.25            4.9115              4.834            4.7457             4.5346            4.1204        3.3075 Yield
            101.25                90                110               125                153               158           101 Spread
           101.375            4.8761             4.7927            4.6977             4.4703            4.0247        3.1499 Yield
           101.375                87                106               121                147               149            85 Spread
             101.5            4.8408             4.7515            4.6497             4.4063            3.9292        2.9928 Yield
             101.5                83                101               116                140               139            69 Spread
           101.625            4.8056             4.7103            4.6018             4.3424             3.834        2.8362 Yield
           101.625                80                 97               111                134               130            54 Spread
            101.75            4.7705             4.6693            4.5541             4.2787             3.739        2.6801 Yield
            101.75                76                 93               106                127               120            38 Spread
           101.875            4.7354             4.6283            4.5065             4.2152            3.6443        2.5244 Yield
           101.875                73                 89               101                121               111            23 Spread
               102            4.7004             4.5875            4.4589             4.1518            3.5499        2.3692 Yield
               102                69                 85                97                115               101             7 Spread

WAL                             4.09               3.45              2.92               2.13              1.38          0.81
Principal Window               3.469              2.968              2.55              1.908             1.278         0.776

CMT_1YR                          2.1                2.1               2.1                2.1               2.1           2.1

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.




GSR0101 Price/Yield - B1


Balance        $6,159,000.00            Delay                               24
Coupon         6.6708                   Dated                          11/1/01
Seattle        11/27/01                 First Payment                 12/25/01


      Price           15 CPR          20 CPR            25 CPR             35 CPR            50 CPR             60 CPR
          102.000       5.58            5.712              5.785             5.843              5.783              5.663  Yield
          102.000        136              181                206               246                286                296  Spread
          102.125      5.561            5.688              5.758              5.81              5.739               5.61  Yield
          102.125        135              178                203               242                282                291  Spread
          102.250      5.542            5.665              5.731             5.776              5.695              5.557  Yield
          102.250        133              176                201               239                277                286  Spread
          102.375      5.523            5.642              5.704             5.743              5.651              5.504  Yield
          102.375        131              174                198               236                273                280  Spread
          102.500      5.504            5.619              5.677             5.709              5.607              5.452  Yield
          102.500        129              171                195               232                269                275  Spread
          102.625      5.485            5.596              5.651             5.676              5.563              5.399  Yield
          102.625        127              169                193               229                264                270  Spread
          102.750      5.466            5.573              5.624             5.643              5.519              5.347  Yield
          102.750        125              167                190               226                260                265  Spread
          102.875      5.447            5.549              5.597              5.61              5.475              5.295  Yield
          102.875        123              165                187               222                255                259  Spread
          103.000      5.428            5.526              5.571             5.576              5.431              5.242  Yield
          103.000        121              162                185               219                251                254  Spread

WAL                          9.09             7.02               5.83              4.43               3.19               2.61
Principal Window    Dec01 - Aug31    Dec01 - Aug31      Dec01 - Jul31     Dec01 - Jan28      Dec01 - Jan28      Dec01 - Jan23

CMT_1YR                       2.1              2.1                2.1               2.1                2.1                2.1

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.




GSRO1O1 - Price/Yield - B1


Balance          $6,159,000.00         Delay               24
Coupon           6.6708                Dated               11/1/01
Settle           11/27/01              First Payment       12/25/01



Spread     15 CPR, Call (Y)    20 CPR, Call (Y)    25 CPR, Call (Y)    35 CPR, Call (Y)    50 CPR, Call (Y)   70 CPR, Call (Y)
  215                 99.0507             101.808            102.9614            104.6335            104.4892      103.0751  Price
  215                   6.085               5.808               5.651               5.177               4.702         4.294  Yield
  216                 98.9911             101.758             102.918            104.5989            104.4645      103.0605  Price
  216                   6.095               5.818               5.661               5.187               4.712         4.304  Yield
  217                 98.9317             101.708            102.8746            104.5642            104.4398      103.0459  Price
  217                   6.105               5.828               5.671               5.197               4.722         4.314  Yield
  218                 98.8722             101.658            102.8313            104.5296            104.4151      103.0313  Price
  218                   6.115               5.838               5.681               5.207               4.732         4.324  Yield
  219                 98.8128            101.6081             102.788            104.4949            104.3904      103.0167  Price
  219                   6.125               5.848               5.691               5.217               4.742         4.334  Yield
  220                 98.7535            101.5582            102.7446            104.4603            104.3657       103.002  Price
  220                   6.135               5.858               5.701               5.227               4.752         4.344  Yield
  221                 98.6942            101.5084            102.7014            104.4257             104.341      102.9874  Price
  221                   6.145               5.868               5.711               5.237               4.762         4.354  Yield
  222                  98.635            101.4586            102.6581            104.3911            104.3164      102.9729  Price
  222                   6.155               5.878               5.721               5.247               4.772         4.364  Yield
  223                 98.5758            101.4088            102.6149            104.3566            104.2917      102.9583  Price
  223                   6.165               5.888               5.731               5.257               4.782         4.374  Yield
  224                 98.5167             101.359            102.5717             104.322             104.267      102.9437  Price
  224                   6.175               5.898               5.741               5.267               4.792         4.384  Yield
  225                 98.4576            101.3093            102.5285            104.2875            104.2424      102.9291  Price
  225                   6.185               5.908               5.751               5.277               4.802         4.394  Yield
  226                 98.3986            101.2596            102.4853             104.253            104.2178      102.9145  Price
  226                   6.195               5.918               5.761               5.287               4.812         4.404  Yield
  227                 98.3396              101.21            102.4422            104.2185            104.1931      102.8999  Price
  227                   6.205               5.928               5.771               5.297               4.822         4.414  Yield
  228                 98.2807            101.1604            102.3991             104.184            104.1685      102.8853  Price
  228                   6.215               5.938               5.781               5.307               4.832         4.424  Yield
  229                 98.2218            101.1108             102.356            104.1495            104.1439      102.8708  Price
  229                   6.225               5.948               5.791               5.317               4.842         4.434  Yield
  230                  98.163            101.0612             102.313             104.115            104.1193      102.8562  Price
  230                   6.235               5.958               5.801               5.327               4.852         4.444  Yield
  231                 98.1042            101.0117            102.2699            104.0806            104.0947      102.8416  Price
  231                   6.245               5.968               5.811               5.337               4.862         4.454  Yield
  232                 98.0455            100.9622            102.2269            104.0462            104.0701       102.827  Price
  232                   6.255               5.978               5.821               5.347               4.872         4.464  Yield
  233                 97.9868            100.9128            102.1839            104.0117            104.0455      102.8125  Price
  233                   6.265               5.988               5.831               5.357               4.882         4.474  Yield
  234                 97.9281            100.8634             102.141            103.9773            104.0209      102.7979  Price
  234                   6.275               5.998               5.841               5.367               4.892         4.484  Yield
  235                 97.8696             100.814             102.098             103.943            103.9964      102.7834  Price
  235                   6.285               6.008               5.851               5.377               4.902         4.494  Yield

WAL                         8.2                6.26                5.15                3.84                2.62          1.51
Mod Dum                   5.969               4.882               4.191               3.296               2.353         1.411
Principal
Window              Dec01-Apr14         Dec01-May11         Dec01-Jun09         Dec01-Feb07         Dec01-Mar05   Dec01-Oct03


CMT_1YR                    1.97                1.97                1.97                1.97                1.97          1.97


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSRO1O1 - Price/Yield - B2


Balance          $4,106,000.00         Delay               24
Coupon           6.6708                Dated               11/1/01
Settle           11/27/01              First Payment       12/25/01



Spread     15 CPR, Call (Y)    20 CPR, Call (Y)    25 CPR, Call (Y)    35 CPR, Call (Y)    50 CPR, Call (Y)   70 CPR, Call (Y)
  240                 97.5774            100.5676            101.8837            103.7712          103.8737         102.7106  Price
  240                   6.335               6.058               5.901               5.427             4.952            4.544  Yield
  241                 97.5191            100.5184            101.8409             103.737          103.8491         102.6961  Price
  241                   6.345               6.068               5.911               5.437             4.962            4.554  Yield
  242                 97.4608            100.4692            101.7982            103.7027          103.8246         102.6816  Price
  242                   6.355               6.078               5.921               5.447             4.972            4.564  Yield
  243                 97.4027            100.4201            101.7554            103.6684          103.8001          102.667  Price
  243                   6.365               6.088               5.931               5.457             4.982            4.574  Yield
  244                 97.3445             100.371            101.7127            103.6342          103.7756         102.6525  Price
  244                   6.375               6.098               5.941               5.467             4.992            4.584  Yield
  245                 97.2864             100.322              101.67            103.5999          103.7511          102.638  Price
  245                   6.385               6.108               5.951               5.477             5.002            4.594  Yield
  246                 97.2284             100.273            101.6273            103.5657          103.7267         102.6234  Price
  246                   6.395               6.118               5.961               5.487             5.012            4.604  Yield
  247                 97.1704             100.224            101.5847            103.5315          103.7022         102.6089  Price
  247                   6.405               6.128               5.971               5.497             5.022            4.614  Yield
  248                 97.1124             100.175            101.5421            103.4973          103.6777         102.5944  Price
  248                   6.415               6.138               5.981               5.507             5.032            4.624  Yield
  249                 97.0545            100.1261            101.4995            103.4631          103.6533         102.5799  Price
  249                   6.425               6.148               5.991               5.517             5.042            4.634  Yield
  250                 96.9967            100.0772            101.4569             103.429          103.6288         102.5654  Price
  250                   6.435               6.158               6.001               5.527             5.052            4.644  Yield
  251                 96.9389            100.0284            101.4143            103.3948          103.6044         102.5509  Price
  251                   6.445               6.168               6.011               5.537             5.062            4.654  Yield
  252                 96.8811             99.9795            101.3718            103.3607          103.5799         102.5364  Price
  252                   6.455               6.178               6.021               5.547             5.072            4.664  Yield
  253                 96.8234             99.9308            101.3293            103.3266          103.5555         102.5218  Price
  253                   6.465               6.188               6.031               5.557             5.082            4.674  Yield
  254                 96.7658              99.882            101.2868            103.2925          103.5311         102.5073  Price
  254                   6.475               6.198               6.041               5.567             5.092            4.684  Yield
  255                 96.7081             99.8333            101.2444            103.2584          103.5067         102.4929  Price
  255                   6.485               6.208               6.051               5.577             5.102            4.694  Yield
  256                 96.6506             99.7846             101.202            103.2243          103.4823         102.4784  Price
  256                   6.495               6.218               6.061               5.587             5.112            4.704  Yield
  257                 96.5931             99.7359            101.1595            103.1903          103.4579         102.4639  Price
  257                   6.505               6.228               6.071               5.597             5.122            4.714  Yield
  258                 96.5356             99.6873            101.1172            103.1562          103.4335         102.4494  Price
  258                   6.515               6.238               6.081               5.607             5.132            4.724  Yield
  259                 96.4782             99.6387            101.0748            103.1222          103.4091         102.4349  Price
  259                   6.525               6.248               6.091               5.617             5.142            4.734  Yield
  260                 96.4208             99.5901            101.0325            103.0882          103.3847         102.4204  Price
  260                   6.535               6.258               6.101               5.627             5.152            4.744  Yield

WAL                         8.2                6.26                5.15                3.84              2.62             1.51
Mod Dum                   5.932                4.86               4.175               3.287             2.348            1.408
Principal
Window              Dec01-Apr14         Dec01-May11         Dec01-Jun09         Dec01-Feb07       Dec01-Mar05      Dec01-Oct03

CMT_1YR                    1.97                1.97                1.97                1.97              1.97             1.97


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSRO1O1 - Price/Yield - B3


Balance          $2,509,000.00         Delay               24
Coupon           6.6708                Dated               11/1/01
Settle           11/27/01              First Payment       12/25/01



  Spread     15 CPR, Call (Y)    20 CPR, Call (Y)    25 CPR, Call (Y)    35 CPR, Call (Y)    50 CPR, Call (Y)   70 CPR, Call (Y)
  290                 94.7218             98.1483             99.7735            102.0747          102.6572         101.9873  Price
  290                   6.835               6.558               6.401               5.927             5.452            5.044  Yield
  291                 94.6659             98.1007             99.7319            102.0412           102.633         101.9729  Price
  291                   6.845               6.568               6.411               5.937             5.462            5.054  Yield
  292                 94.6101             98.0532             99.6903            102.0076          102.6089         101.9586  Price
  292                   6.855               6.578               6.421               5.947             5.472            5.064  Yield
  293                 94.5542             98.0057             99.6488            101.9741          102.5848         101.9442  Price
  293                   6.865               6.588               6.431               5.957             5.482            5.074  Yield
  294                 94.4985             97.9582             99.6072            101.9406          102.5607         101.9298  Price
  294                   6.875               6.598               6.441               5.967             5.492            5.084  Yield
  295                 94.4428             97.9108             99.5657            101.9071          102.5366         101.9154  Price
  295                   6.885               6.608               6.451               5.977             5.502            5.094  Yield
  296                 94.3871             97.8634             99.5243            101.8736          102.5125          101.901  Price
  296                   6.895               6.618               6.461               5.987             5.512            5.104  Yield
  297                 94.3315              97.816             99.4828            101.8402          102.4884         101.8867  Price
  297                   6.905               6.628               6.471               5.997             5.522            5.114  Yield
  298                 94.2759             97.7687             99.4414            101.8067          102.4643         101.8723  Price
  298                   6.915               6.638               6.481               6.007             5.532            5.124  Yield
  299                 94.2203             97.7213             99.3999            101.7733          102.4402         101.8579  Price
  299                   6.925               6.648               6.491               6.017             5.542            5.134  Yield
  300                 94.1649             97.6741             99.3586            101.7398          102.4162         101.8436  Price
  300                   6.935               6.658               6.501               6.027             5.552            5.144  Yield
  301                 94.1094             97.6268             99.3172            101.7064          102.3921         101.8292  Price
  301                   6.945               6.668               6.511               6.037             5.562            5.154  Yield
  302                  94.054             97.5796             99.2758             101.673          102.3681         101.8149  Price
  302                   6.955               6.678               6.521               6.047             5.572            5.164  Yield
  303                 93.9987             97.5324             99.2345            101.6397           102.344         101.8005  Price
  303                   6.965               6.688               6.531               6.057             5.582            5.174  Yield
  304                 93.9434             97.4853             99.1932            101.6063            102.32         101.7861  Price
  304                   6.976               6.698               6.541               6.067             5.592            5.184  Yield
  305                 93.8881             97.4381              99.152            101.5729           102.296         101.7718  Price
  305                   6.985               6.708               6.551               6.077             5.602            5.194  Yield
  306                 93.8329              97.391             99.1107            101.5396           102.272         101.7575  Price
  306                   6.995               6.718               6.561               6.087             5.612            5.204  Yield
  307                 93.7777              97.344             99.0695            101.5063          102.2479         101.7431  Price
  307                   7.005               6.728               6.571               6.097             5.622            5.214  Yield
  308                 93.7226             97.2969             99.0283             101.473          102.2239         101.7288  Price
  308                    7015               6.738               6.581               6.107             5.632            5.224  Yield
  309                 93.6675               97.25             99.9871            101.4397          102.1999         101.7144  Price
  309                   7.025               6.748               6.591               6.117             5.642            5.234  Yield
  310                 93.6125              97.203             99.9459            101.4064           102.176         101.7001  Price
  310                   7.035               6.758               6.601               6.127             5.652            5.244  Yield

WAL                       8.2                6.26                5.15                3.84              2.62             1.51
Mod Dum                  5.86               4.815               4.144               3.269             2.338            1.404
Principal
Window              Dec01-Apr14         Dec01-May11         Dec01-Jun09         Dec01-Feb07       Dec01-Mar05      Dec01-Oct03

CMT_1YR                    1.97                1.97                1.97                1.97              1.97             1.97


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSRO1O1 - CashflowsA_2



 Period Table        Date          Principal         Interest        Cash Flow         Balance           Coupon
     Total                       103,897,000.00   15,948,934.06   119,845,934.06

       0              27-Nov-01                 0               0                0    103,897,000.00        0
       1              25-Dec-01      2,657,762.24      454,722.54     3,112,484.78    101,239,237.76      5.252
       2              25-Jan-02      2,592,803.19      443,090.40     3,035,893.59     98,646,434.57      5.252
       3              25-Feb-02      2,529,416.04      431,742.56     2,961,158.61     96,117,018.52      5.252
       4              25-Mar-02      2,467,562.95      420,672.15     2,888,235.10     93,649,455.57      5.252
       5              25-Apr-02      2,407,206.98      409,872.45     2,817,079.43     91,242,248.60      5.252
       6              25-May-02      2,348,312.06      399,336.91     2,747,648.97     88,893,936.53      5.252
       7              25-Jun-02      2,290,843.02      389,059.13     2,679,902.15     86,603,093.51      5.252
       8              25-Jul-02      2,234,765.50      379,032.87     2,613,798.37     84,368,328.01      5.252
       9              25-Aug-02      2,180,045.99      369,252.05     2,549,298.04     82,188,282.02      5.252
      10              25-Sep-02      2,126,651.75      359,710.71     2,486,362.47     80,061,630.27      5.252
      11              25-Oct-02      2,074,550.87      350,403.07     2,424,953.94     77,987,079.40      5.252
      12              25-Nov-02      2,023,712.17      341,323.45     2,365,035.63     75,963,367.22      5.252
      13              25-Dec-02      1,974,105.24      332,466.34     2,306,571.58     73,989,261.98      5.252
      14              25-Jan-03      1,925,700.38      323,826.34     2,249,526.71     72,063,561.60      5.252
      15              25-Feb-03      1,878,468.61      315,398.19     2,193,866.80     70,185,092.99      5.252
      16              25-Mar-03      1,832,381.66      307,176.76     2,139,558.42     68,352,711.34      5.252
      17              25-Apr-03      1,787,411.92      299,157.03     2,086,568.95     66,565,299.42      5.252
      18              25-May-03      1,743,532.44      291,334.13     2,034,866.57     64,821,766.98      5.252
      19              25-Jun-03      1,700,716.94      283,703.27     1,984,420.21     63,121,050.04      5.252
      20              25-Jul-03      1,658,939.75      276,259.80     1,935,199.55     61,462,110.28      5.252
      21              25-Aug-03      1,618,175.83      268,999.17     1,887,175.00     59,843,934.45      5.252
      22              25-Sep-03      1,578,400.73      261,916.95     1,840,317.68     58,265,533.72      5.252
      23              25-Oct-03      1,539,590.58      255,008.82     1,794,599.40     56,725,943.14      5.252
      24              25-Nov-03      1,501,722.11      248,270.54     1,749,992.66     55,224,221.02      5.252
      25              25-Dec-03      1,464,772.59      241,698.01     1,706,470.60     53,759,448.43      5.252
      26              25-Jan-04      1,428,719.83      235,287.19     1,664,007.02     52,330,728.60      5.252
      27              25-Feb-04      1,393,542.20      229,034.16     1,622,576.35     50,937,186.40      5.252
      28              25-Mar-04      1,359,218.55      222,935.09     1,582,153.63     49,577,967.86      5.252
      29              25-Apr-04      1,325,728.27      216,986.24     1,542,714.51     48,252,239.59      5.252
      30              25-May-04      1,246,658.30      211,183.97     1,457,842.27     47,005,581.29      5.252
      31              25-Jun-04      1,215,437.23      205,727.76     1,421,164.99     45,790,144.06      5.252
      32              25-Jul-04      1,184,983.07      200,408.20     1,385,391.27     44,605,160.98      5.252
      33              25-Aug-04      1,155,277.20      195,221.92     1,350,499.13     43,449,883.78      5.252
      34              25-Sep-04      1,126,301.46      190,165.66     1,316,467.12     42,323,582.32      5.252
      35              25-Oct-04      1,098,038.11      185,236.21     1,283,274.33     41,225,544.20      5.252
      36              25-Nov-04      1,070,469.86      180,420.47     1,250,900.32     40,155,074.34      5.252
      37              25-Dec-04      1,001,271.39      175,745.38     1,177,016.77     39,153,802.95      5.252
      38              25-Jan-05        976,653.29      171,363.14     1,148,016.44     38,177,149.66      5.252
      39              25-Feb-05        952,634.52      167,088.66     1,119,723.18     37,224,515.13      5.252
      40              25-Mar-05        929,200.59      162,919.29     1,092,119.89     36,295,314.54      5.252
      41              25-Apr-05        906,337.37      158,852.49     1,065,189.86     35,388,977.17      5.252
      42              25-May-05        884,031.05      154,885.76     1,038,916.80     34,504,946.12      5.252
      43              25-Jun-05        862,268.16      151,016.65     1,013,284.81     33,642,677.96      5.252
      44              25-Jul-05        841,035.57      147,242.79       988,278.35     32,801,642.40      5.252
      45              25-Aug-05        820,320.44      143,561.85       963,882.29     31,981,321.96      5.252
      46              25-Sep-05        800,110.26      139,971.59       940,081.85     31,181,211.70      5.252
      47              25-Oct-05        780,392.81      136,469.77       916,862.58     30,400,818.89      5.252
      48              25-Nov-05        761,156.17      133,054.25       894,210.42     29,639,662.72      5.252
      49              25-Dec-05        742,388.69      129,722.92       872,111.62     28,897,274.03      5.252
      50              25-Jan-06        724,079.03      126,473.74       850,552.77     28,173,194.99      5.252
      51              25-Feb-06        706,216.11      123,304.68       829,520.79     27,466,978.89      5.252
      52              25-Mar-06        688,789.09      120,213.81       809,002.90     26,778,189.79      5.252
      53              25-Apr-06        671,787.44      117,199.21       788,986.65     26,106,402.35      5.252
      54              25-May-06        655,200.85      114,259.02       769,459.87     25,451,201.51      5.252
      55              25-Jun-06        639,019.25      111,391.43       750,410.68     24,812,182.25      5.252
      56              25-Jul-06        623,232.86      108,594.65       731,827.51     24,188,949.40      5.252
      57              25-Aug-06        607,832.08      105,866.97       713,699.05     23,581,117.32      5.252
      58              25-Sep-06        592,807.57      103,206.69       696,014.26     22,988,309.75      5.252
      59              25-Oct-06        578,150.22      100,612.17       678,762.39     22,410,159.52      5.252
      60              25-Nov-06        563,851.13       98,081.80       661,932.93     21,846,308.40      5.252
      61              25-Dec-06        549,901.60       95,614.01       645,515.61     21,296,406.79      5.252
      62              25-Jan-07        536,293.17       93,207.27       629,500.45     20,760,113.62      5.252
      63              25-Feb-07        523,017.57       90,860.10       613,877.66     20,237,096.05      5.252
      64              25-Mar-07        510,066.71       88,571.02       598,637.74     19,727,029.34      5.252
      65              25-Apr-07        497,432.73       86,338.63       583,771.36     19,229,596.61      5.252
      66              25-May-07        485,107.93       84,161.53       569,269.47     18,744,488.68      5.252
      67              25-Jun-07        473,084.82       82,038.38       555,123.20     18,271,403.85      5.252
      68              25-Jul-07        461,356.07       79,967.84       541,323.92     17,810,047.78      5.252
      69              25-Aug-07        449,914.54       77,948.64       527,863.18     17,360,133.24      5.252
      70              25-Sep-07        438,753.26       75,979.52       514,732.77     16,921,379.98      5.252
      71              25-Oct-07        427,865.41       74,059.24       501,924.65     16,493,514.57      5.252
      72              25-Nov-07        417,244.37       72,186.62       489,430.99     16,076,270.20      5.252
      73              25-Dec-07        406,883.65       70,360.48       477,244.13     15,669,386.55      5.252
      74              25-Jan-08        396,776.93       68,579.68       465,356.61     15,272,609.62      5.252
      75              25-Feb-08        386,918.03       66,843.12       453,761.15     14,885,691.59      5.252
      76              25-Mar-08        377,483.21       65,149.71       442,632.92     14,508,208.38      5.252
      77              25-Apr-08        368,093.30       63,497.59       431,590.89     14,140,115.08      5.252
      78              25-May-08        358,933.89       61,886.57       420,820.46     13,781,181.20      5.252
      79              25-Jun-08        349,999.37       60,315.64       410,315.01     13,431,181.83      5.252
      80              25-Jul-08        344,749.69       58,783.81       403,533.50     13,086,432.13      5.252
      81              25-Aug-08        336,077.98       57,274.95       393,352.93     12,750,354.15      5.252
      82              25-Sep-08        327,621.31       55,804.05       383,425.36     12,422,732.85      5.252
      83              25-Oct-08        319,374.40       54,370.16       373,744.56     12,103,358.45      5.252
      84              25-Nov-08        311,332.10       52,972.37       364,304.47     11,792,026.35      5.252
      85              25-Dec-08        303,489.40       51,609.77       355,099.17     11,488,536.95      5.252
      86               2-Jan-09        295,841.38       50,281.50       346,122.88     11,192,695.56      5.252
      87              25-Feb-09        288,383.28       48,986.70       337,369.97     10,904,312.29      5.252
      88              25-Mar-09        281,179.01       47,724.54       328,903.55     10,623,133.28      5.252
      89              25-Apr-09        274,083.43       46,493.91       320,577.34     10,349,049.85      5.252
      90              25-May-09     10,349,049.85       39,917.53    10,388,967.39              0.00     4.6285


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.




GSR0101 Price/Yield - A_2



Balance        $103,897,000.00          Delay                               24
Coupon         5.252                    Dated                          11/1/01
Settle         11/27/01                 First Payment                 12/25/01


Swap curve:        1yr       2yr       3yr        4yr       5yr       6yr       7yr        8yr       9yr      10yr
                  2.08      2.72       3.33      3.76      4.06      4.29       4.46      4.59      4.70      4.80


     Price      15 CPR, Call (Y) 20 CPR, Call (Y)   25 CPR, Call (Y)  35 CPR, Call (Y)  50 CPR, Call (Y)  70 CPR, Call (Y)
         100.000           5.206              5.189               5.17            5.124              5.032           4.852 Yield
         100.000             142                167                189              233                271             277 Spread
         100.125            5.17              5.147              5.121            5.058              4.934           4.689 Yield
         100.125             138                163                184              226                261             261 Spread
         100.250           5.134              5.105              5.072            4.992              4.836           4.528 Yield
         100.250             135                158                179              220                251             245 Spread
         100.375           5.098              5.063              5.023            4.927              4.738           4.366 Yield
         100.375             131                154                174              213                242             229 Spread
         100.500           5.062              5.021              4.974            4.862               4.64           4.205 Yield
         100.500             128                150                169              206                232             213 Spread
         100.625           5.027              4.979              4.926            4.797              4.543           4.045 Yield
         100.625             124                146                165              200                222             196 Spread
         100.750           4.991              4.938              4.877            4.732              4.446           3.885 Yield
         100.750             120                142                160              193                212             180 Spread
         100.875           4.955              4.896              4.829            4.667              4.349           3.725 Yield
         100.875             117                137                155              187                203             165 Spread
         101.000            4.92              4.855               4.78            4.602              4.253           3.566 Yield
         101.000             113                133                150              181                193             149 Spread
         101.125           4.884              4.813              4.732            4.538              4.157           3.408 Yield
         101.125             110                129                145              174                183             133 Spread
         101.250           4.849              4.772              4.684            4.473              4.061            3.25 Yield
         101.250             106                125                140              168                174             117 Spread
         101.375           4.814              4.731              4.636            4.409              3.965           3.092 Yield
         101.375             103                121                136              161                164             101 Spread
         101.500           4.778              4.689              4.588            4.345               3.87           2.935 Yield
         101.500              99                117                131              155                155              86 Spread
         101.625           4.743              4.648               4.54            4.282              3.774           2.779 Yield
         101.625              96                113                126              148                145              70 Spread
         101.750           4.708              4.607              4.493            4.218               3.68           2.623 Yield
         101.750              92                109                121              142                136              54 Spread
         101.875           4.673              4.566              4.445            4.154              3.585           2.467 Yield
         101.875              89                104                116              136                126              39 Spread
         102.000           4.638              4.526              4.398            4.091              3.491           2.312 Yield
         102.000              85                100                112              129                117              23 Spread

WAL                         4.09               3.45               2.92             2.13               1.38            0.81
Principal Window   Dec01 - May09      Dec01 - May09      Dec01 - May09   Dec01 - May 09     Dec01 - May 09  Dec01 - May 09

CMT_1YR                     1.97               1.97               1.97             1.97               1.97            1.97

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.




GSR0101 Price/Yield - A1_3


Balance        $97,544,000.00           Delay                               24
Coupon         4.8895                   Dated                          11/1/01
Settle         11/27/01                 First Payment                 12/25/01


     Price      15 CPR, Call (Y) 20 CPR, Call (Y)   25 CPR, Call (Y)  35 CPR, Call (Y)  50 CPR, Call (Y)  70 CPR, Call (Y)
          99.000           5.103              5.103              5.105            5.129              5.197           5.355 Yield
          99.000             112                112                115              136                193             279 Spread
          99.125           5.073              5.073              5.075            5.094              5.149           5.277 Yield
          99.125             109                109                111              133                188             271 Spread
          99.250           5.042              5.042              5.044            5.059              5.101             5.2 Yield
          99.250             106                106                108              129                183             264 Spread
          99.375           5.012              5.012              5.013            5.024              5.054           5.123 Yield
          99.375             103                103                105              126                178             256 Spread
          99.500           4.982              4.982              4.982            4.988              5.006           5.046 Yield
          99.500             100                100                102              122                173             248 Spread
          99.625           4.951              4.951              4.952            4.953              4.958            4.97 Yield
          99.625              97                 97                 99              119                169             241 Spread
          99.750           4.921              4.921              4.921            4.918              4.911           4.893 Yield
          99.750              94                 94                 96              115                164             233 Spread
          99.875           4.891              4.891               4.89            4.883              4.863           4.817 Yield
          99.875              91                 91                 93              112                159             225 Spread
         100.000           4.861              4.861               4.86            4.848              4.816            4.74 Yield
         100.000              88                 88                 90              108                154             218 Spread
         100.125           4.831              4.831              4.829            4.813              4.769           4.664 Yield
         100.125              85                 85                 87              105                150             210 Spread
         100.250           4.801              4.801              4.799            4.779              4.721           4.588 Yield
         100.250              82                 82                 84              101                145             203 Spread
         100.375           4.771              4.771              4.768            4.744              4.674           4.512 Yield
         100.375              79                 79                 81               98                140             195 Spread
         100.500           4.741              4.741              4.738            4.709              4.627           4.437 Yield
         100.500              76                 76                 78               94                136             187 Spread
         100.625           4.711              4.711              4.708            4.674               4.58           4.361 Yield
         100.625              73                 73                 75               91                131             180 Spread
         100.750           4.681              4.681              4.678             4.64              4.533           4.286 Yield
         100.750              70                 70                 72               87                126             172 Spread
         100.875           4.652              4.652              4.647            4.605              4.486            4.21 Yield
         100.875              67                 67                 69               84                121             165 Spread
         101.000           4.622              4.622              4.617            4.571               4.44           4.135 Yield
         101.000              64                 64                 66               80                117             157 Spread

WAL                         4.74               4.74               4.67             4.03                2.9            1.75
Mod Dum                    4.143              4.143              4.082            3.566              2.631           1.635

CMT_1YR                     1.97               1.97               1.97             1.97               1.97            1.97

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.




GSR0101 Price/Yield - A1_3


Balance        $97,544,000.00           Delay                               24
Coupon         4.8895                   Dated                          11/1/01
Settle         11/27/01                 First Payment                 12/25/01


     Price      15 CPR, Call (Y) 20 CPR, Call (Y)   25 CPR, Call (Y)   35 CPR, Call (Y) 50 CPR, Call (Y)  70 CPR, Call (Y)
          99.000           5.103              5.103              5.105            5.129              5.197           5.355 Yield
          99.000             112                112                115              136                193             279 Spread
          99.125           5.073              5.073              5.075            5.094              5.149           5.277 Yield
          99.125             109                109                111              133                188             271 Spread
          99.250           5.042              5.042              5.044            5.059              5.101             5.2 Yield
          99.250             106                106                108              129                183             264 Spread
          99.375           5.012              5.012              5.013            5.024              5.054           5.123 Yield
          99.375             103                103                105              126                178             256 Spread
          99.500           4.982              4.982              4.982            4.988              5.006           5.046 Yield
          99.500             100                100                102              122                173             248 Spread
          99.625           4.951              4.951              4.952            4.953              4.958            4.97 Yield
          99.625              97                 97                 99              119                169             241 Spread
          99.750           4.921              4.921              4.921            4.918              4.911           4.893 Yield
          99.750              94                 94                 96              115                164             233 Spread
          99.875           4.891              4.891               4.89            4.883              4.863           4.817 Yield
          99.875              91                 91                 93              112                159             225 Spread
         100.000           4.861              4.861               4.86            4.848              4.816            4.74 Yield
         100.000              88                 88                 90              108                154             218 Spread
         100.125           4.831              4.831              4.829            4.813              4.769           4.664 Yield
         100.125              85                 85                 87              105                150             210 Spread
         100.250           4.801              4.801              4.799            4.779              4.721           4.588 Yield
         100.250              82                 82                 84              101                145             203 Spread
         100.375           4.771              4.771              4.768            4.744              4.674           4.512 Yield
         100.375              79                 79                 81               98                140             195 Spread
         100.500           4.741              4.741              4.738            4.709              4.627           4.437 Yield
         100.500              76                 76                 78               94                136             187 Spread
         100.625           4.711              4.711              4.708            4.674               4.58           4.361 Yield
         100.625              73                 73                 75               91                131             180 Spread
         100.750           4.681              4.681              4.678             4.64              4.533           4.286 Yield
         100.750              70                 70                 72               87                126             172 Spread
         100.875           4.652              4.652              4.647            4.605              4.486            4.21 Yield
         100.875              67                 67                 69               84                121             165 Spread
         101.000           4.622              4.622              4.617            4.571               4.44           4.135 Yield
         101.000              64                 64                 66               80                117             157 Spread

WAL                         4.74               4.74               4.67             4.03                2.9            1.75
Mod Dum                    4.143              4.143              4.082            3.566              2.631           1.635

CMT_1YR                     1.97               1.97               1.97             1.97               1.97            1.97

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.




GSR0101 - Price/Yield - A1_1


Balance          $165,021,000.00       Delay               0                   Index                      LIBOR_1MO | 1.97
Coupon           2.814                 Dated               11/25/01            Margin
Settle           11/27/01              First Payment       12/25/01            Cap / Floor                .999 / 0
Swap Curve


     Price           0 CPR           5 CPR          10 CPR          20 CPR         25 CPR          35 CPR          50 CPR
          99.500           3.784          3.296           3.068           3.242          3.349           3.581        3.986 Yield
          99.500             170            122              99             116            127             150          191 Spread
          99.625           3.771          3.265           3.015           3.139          3.219           3.392        3.696 Yield
          99.625             169            119              93             106            114             131          162 Spread
          99.750           3.757          3.234           2.961           3.036          3.089           3.205        3.406 Yield
          99.750             168            115              88              96            101             112          133 Spread
          99.875           3.744          3.203           2.908           2.933           2.96           3.017        3.118 Yield
          99.875             166            112              83              85             88              94          104 Spread
         100.000            3.73          3.172           2.855           2.831          2.831           2.831        2.831 Yield
         100.000             165            109              77              75             62              75           75 Spread
         100.125           3.717          3.141           2.802           2.728          2.702           2.644        2.544 Yield
         100.125             164            106              72              65             62              56           46 Spread
         100.250           3.704           3.11           2.749           2.626          2.573           2.458        2.258 Yield
         100.250             162            103              67              55             49              38           18 Spread
         100.375           3.691          3.079           2.696           2.524          2.445           2.273        1.973 Yield
         100.375             161            100              62              44             36              19          -11 Spread
         100.500           3.677          3.048           2.643           2.422          2.317           2.088        1.689 Yield
         100.500             160             97              56              34             24               1          -39 Spread

             WAL           11.85           4.43             2.5            1.27              1            0.69         0.44
Principal Window     Dec01-Jul21    Dec01-Mar11     Dec01-May07     Dec01-Aug04    Dec01-Jan04     Dec01-May03     Dec01-Oct02

         CMT_1YR            1.97           1.97            1.97            1.97           1.97            1.97            1.97


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR 2001 - 1 -- PRELIMINARY PRICE GUIDANCE (EXTERNAL)


Class             Rating                             Size(mm)            AVL*         Price             GUIDANCE
A1-1              Aaa/AAA                             165.10             1.00         100               EDSF + 75
A1-2              Aaa/AAA                              75.28             3.00         101S              + 90 Area
A1-3              Aaa/AAA                              94.71             4.69         101S              + 150 Area (to the reset)
A2                Aaa/AAA                             104.17             2.86         101               S + 150 Area (to the reset)
B1                Aa2/AA                                5.89             5.15                           TSY + 225 Area
B2                A2/A                                  4.11             5.15                           TSY + 250 Area
B3                Baa2/BBB                              2.51             5.15                           TSY + 285 Area


         *        AVL to 10% call at a 25% CPR
         ****     Copies of the offering circular describing the offering may be obtained from the offices of Goldman, Sachs & Co.
                  at 85 Broad Street, New York, NY 10004, attention:  Prospectus Department.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.




GSRO1O1 - Price/Yield - A1_1


Balance          $165,021,000.00       Delay               24
Coupon           2.814                 Dated               11/25/01
Settle           11/27/01              First Payment       12/25/01


Swap curve:        1yr       2yr       3yr        4yr       5yr       6yr       7yr        8yr       9yr      10yr
                  2.08      2.72       3.33      3.76      4.06      4.29       4.46      4.59      4.70      4.80


     Price       15 CPR, Call (Y)  20 CPR, Call (Y)  25 CPR, Call (Y)   35 CPR, Call (Y)  50 CPR, Call (Y)   70 CPR, Call (Y)
          99.000             3.454             3.658              3.873             4.339             5.156            6.601 Yield
          99.000               137               158                179               226               308              452 Spread
          99.125             3.375             3.554              3.742             4.148             4.862            6.123 Yield
          99.125               130               147                166               207               278              404 Spread
          99.250             3.297              3.45              3.611             3.959             4.569            5.647 Yield
          99.250               122               137                153               188               249              357 Spread
          99.375             3.219             3.346               3.48             3.769             4.277            5.173 Yield
          99.375               114               127                140               169               220              309 Spread
          99.500             3.141             3.242              3.349             3.581             3.986            4.701 Yield
          99.500               106               116                127               150               191              262 Spread
          99.625             3.063             3.139              3.219             3.392             3.696            4.231 Yield
          99.625                98               106                114               131               162              215 Spread
          99.750             2.985             3.036              3.089             3.205             3.406            3.762 Yield
          99.750                91                96                101               112               133              168 Spread
          99.875             2.908             2.933               2.96             3.017             3.118            3.295 Yield
          99.875                83                85                 88                94               104              122 Spread
         100.000             2.831             2.831              2.831             2.831             2.831             2.83 Yield
         100.000                75                75                 75                75                75               75 Spread
         100.125             2.753             2.728              2.702             2.644             2.544            2.367 Yield
         100.125                67                65                 62                56                46               29 Spread
         100.250             2.676             2.626              2.573             2.458             2.258            1.906 Yield
         100.250                60                55                 49                38                18              -17 Spread
         100.375               2.6             2.524              2.445             2.273             1.973            1.447 Yield
         100.375                52                44                 36                19               -11              -63 Spread
         100.500             2.523             2.422              2.317             2.088             1.689            0.989 Yield
         100.500                44                34                 24                 1               -39             -109 Spread
         100.625             2.447             2.321              2.189             1.904             1.406            0.533 Yield
         100.625                37                24                 11               -18               -67             -155 Spread
         100.750              2.37              2.22              2.061              1.72             1.124            0.079 Yield
         100.750                29                14                 -2               -36               -96             -200 Spread
         100.875             2.294             2.118              1.934             1.537             0.843           -0.373 Yield
         100.875                21                 4                -15               -54              -124             -245 Spread
         101.000             2.218             2.018              1.808             1.354             0.562           -0.824 Yield
         101.000                14                -6                -27               -73              -152             -290 Spread

WAL                           1.69              1.27                  1              0.69              0.44             0.27
Principal Window       Dec01-Aug05       Dec01-Aug04        Dec01-Jan04       Dec01-May03       Dec01-Oct02         Dec01-Jun02

CMT_1YR                       1.97              1.97               1.97              1.97              1.97             1.97


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSRO1O1 - Price/Yield - A1_2


Balance          $72,652,000.00        Delay               24
Coupon           4.66                  Dated               11/1/01
Settle           11/27/01              First Payment       12/25/01


Swap curve:        1yr       2yr       3yr        4yr       5yr       6yr       7yr        8yr       9yr      10yr
                  2.08      2.72       3.33      3.76      4.06      4.29       4.46      4.59      4.70      4.80


     Price       15 CPR, Call (Y)  20 CPR, Call (Y)  25 CPR, Call (Y)   35 CPR, Call (Y)  50 CPR, Call (Y)   70 CPR, Call (Y)
         100.000             4.628             4.614              4.592             4.542             4.452            4.283 Yield
         100.000                71                94                126               180               219              220 Spread
         100.125             4.597             4.578              4.547             4.476              4.35            4.113 Yield
         100.125                68                90                122               174               209              203 Spread
         100.250             4.566             4.541              4.501             4.411             4.249            3.944 Yield
         100.250                65                87                117               167               198              186 Spread
         100.375             4.535             4.505              4.456             4.346             4.148            3.775 Yield
         100.375                61                83                113               161               188              170 Spread
         100.500             4.504             4,469              4.411              4.28             4.046            3.607 Yield
         100.500                58                79                108               154               178              153 Spread
         100.625             4.473             4.432              4.365             4.215             3.946            3.439 Yield
         100.625                55                76                104               147               168              136 Spread
         100.750             4.442             4.396               4.32              4.15             3.845            3.271 Yield
         100.750                52                72                 99               141               158              119 Spread
         100.875             4.411              4.36              4.275             4.085             3.744            3.104 Yield
         100.875                49                68                 95               134               148              102 Spread
         101.000              4.38             4.324               4.23              4.02             3.644            2.937 Yield
         101.000                46                65                 90               128               138               86 Spread
         101.125              4.35             4.288              4.185             3.956             3.544             2.77 Yield
         101.125                43                61                 86               122               128               69 Spread
         101.250             4.319             4.251               4.14             3.891             3.444            2.604 Yield
         101.250                40                58                 81               115               118               52 Spread
         101.375             4.288             4.215              4.096             3.827             3.344            2.438 Yield
         101.375                37                54                 77               109               108               36 Spread
         101.500             4.258              4.18              4.051             3.762             3.244            2.272 Yield
         101.500                34                50                 72               102                98               19 Spread
         101.625             4.227             4.144              4.006             3.698             3.145            2.107 Yield
         101.625                31                47                 68                96                88                3 Spread
         101.750             4.197             4.108              3.962             3.634             3.045            1.942 Yield
         101.750                28                43                 63                89                78              -14 Spread
         101.875             4.166             4.072              3.917             3.569             2.946            1.778 Yield
         101.875                25                40                 59                83                68              -30 Spread
         102.000             4.136             4.036              3.873             3.505             2,847            1.613 Yield
         102.000                22                36                 54                77                58              -47 Spread

WAL                           4.53               3.8                  3              2.03              1.29             0.76
Principal Window       Aug05-Aug06       Aug04-Aug06        Jan04-Nov05       May03-Jul04       Oct02-Jul03         Jun02-Nov02

CMT_1YR                       1.97              1.97               1.97              1.97              1.97            1.97


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSRO1O1 - Price/Yield - A1_3


Balance          $97,544,000.00        Delay               24
Coupon           5.737                 Dated               11/1/01
Settle           11/27/01              First Payment       12/25/01


Swap curve:        1yr       2yr       3yr        4yr       5yr       6yr       7yr        8yr       9yr      10yr
                  2.08      2.72       3.33      3.76      4.06      4.29       4.46      4.59      4.70      4.80


     Price       15 CPR, Call (Y)  20 CPR, Call (Y)  25 CPR, Call (Y)   35 CPR, Call (Y)  50 CPR, Call (Y)   70 CPR, Call (Y)
         100.000              5.71              5.71              5.709             5.696             5.658           5.569 Yield
         100.000               173               173                175               193               239             301 Spread
         100.125             5.679             5.679              5.678              5.66              5.61           5.492 Yield
         100.125               170               170                172               189               234             293 Spread
         100.250             5.648             5.648              5.646             5.625             5.562           5.416 Yield
         100.250               167               167                169               186               229             285 Spread
         100.375             5.618             5.618              5.615             5.589             5.514           5.339 Yield
         100.375               163               163                166               182               224             278 Spread
         100.500             5.587             5.587              5.584             5.554             5.466           5.262 Yield
         100.500               160               160                162               179               219             270 Spread
         100.625             5.557             5.557              5.553             5.518             5.418           5.186 Yield
         100.625               157               157                159               175               215             262 Spread
         100.750             5.526             5.526              5.522             5.483             5.371            5.11 Yield
         100.750               154               154                156               171               210             255 Spread
         100.875             5.496             5.496              5.491             5.448             5.323           5.033 Yield
         100.875               151               151                153               168               205             247 Spread
         101.000             5.465             5.465              5.461             5.412             5.276           4.957 Yield
         101.000               148               148                150               164               200             239 Spread
         101.125             5.435             5.435               5.43             5.377             5.228           4.882 Yield
         101.125               145               145                147               161               196             232 Spread
         101.250             5.405             5.405              5.399             5.342             5.181           4.806 Yield
         101.250               142               142                144               157               191             224 Spread
         101.375             5.374             5.374              5.368             5.307             5.134            4.73 Yield
         101.375               139               139                141               154               186             217 Spread
         101.500             5.344             5.344              5.338             5.272             5.086           4.655 Yield
         101.500               136               136                138               150               181             209 Spread
         101.625             5.314             5.314              5.307             5.237             5.039           4.579 Yield
         101.625               133               133                135               147               177             202 Spread
         101.750             5.284             5.284              5.276             5.202             4.992           4.504 Yield
         101.750               130               130                132               143               172             194 Spread
         101.875             5.254             5.254              5.246             5.167             4.945           4.429 Yield
         101.875               127               127                129               140               167             187 Spread
         102.000             5.224             5.224              5.215             5.133             4.898           4.354 Yield
         102.000               124               124                126               136               163             179 Spread

WAL                           4.74              4.74               4.67              4.03               2.9            1.75
Principal Window       Aug06-Aug06       Aug06-Aug06        Nov05-Aug06       Jul04-Aug06       Jul03-Aug06         Nov02-Aug06

CMT_1YR                       1.97              1.97               1.97              1.97              1.97            1.97


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR1001 Price/Yield - A_2


Balance        $103,897,000.00          Delay                 24
Coupon         5.4702                   Dated                 11/1/01
Settle         11/27/01                 First Payment         12/25/01


     Price       15 CPR, Call (Y)  20 CPR, Call (Y)  25 CPR, Call (Y)   35 CPR, Call (Y)  50 CPR, Call (Y)   70 CPR, Call (Y)
         100.000             5.424             5.406              5.386             5.338             5.278           5.055 Yield
         100.000               142               167                189               233               261             276 Spread
         100.125             5.387             5.364              5.337             5.272             5.192           4.892 Yield
         100.125               138               163                185               227               252             259 Spread
         100.250             5.351             5.322              5.288             5.206             5.105            4.73 Yield
         100.250               134               158                180               220               244             243 Spread
         100.375             5.315             5.279              5.239              5.14             5.019           4.568 Yield
         100.375               131               154                175               214               235             227 Spread
         100.500             5.279             5.237               5.19             5.075             4.933           4.407 Yield
         100.500               127               150                170               207               227             211 Spread
         100.625             5.243             5.195              5.141             5.009             4.848           4.246 Yield
         100.625               124               146                165               200               218             195 Spread
         100.750             5.207             5.153              5.092             4.944             4.762           4.086 Yield
         100.750               120               142                160               194               209             179 Spread
         100.875             5.171             5.111              5.043             4.879             4.677           3.926 Yield
         100.875               116               137                155               187               201             163 Spread
         101.000             5.136              5.07              4.994             4.814             4.592           3.766 Yield
         101.000               113               133                150               181               192             147 Spread
         101.125               5.1             5.028              4.946             4.749             4.507           3.608 Yield
         101.125               109               129                145               174               184             131 Spread
         101.250             5.064             4.986              4.898             4.685             4.423           3.449 Yield
         101.250               106               125                141               168               176             115 Spread
         101.375             5.029             4.945              4.849              4.62             4.338           3.291 Yield
         101.375               102               121                136               162               167              99 Spread
         101.500             4.993             4.904              4.801             4.556             4.254           3.134 Yield
         101.500                99               117                131               155               159              84 Spread
         101.625             4.958             4.862              4.753             4.492             4.171           2.977 Yield
         101.625                95               113                126               149               150              68 Spread
         101.750             4.923             4.821              4.705             4.428             4.087           2.821 Yield
         101.750                91               108                121               142               142              52 Spread
         101.875             4.887              4.78              4.657             4.364             4.004           2.665 Yield
         101.875                88               104                117               136               134              37 Spread
         102.000             4.852             4.739               4.61             4.301             3.921            2.51 Yield
         102.000                84               100                112               130               125              21 Spread

WAL                           4.09              3.45               2.92              2.13              1.59            0.81
Mod Dum                      3.452             2.955              2.539             1.902             1.453           0.775

CMT_1YR                        2.1               2.1                2.1               2.1               2.1             2.1


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.




GSR1001 Price/Yield - A1_3


Balance        $97,544,000.00           Delay                 24
Coupon         5.13                     Dated                 11/1/01
Settle         11/27/01                 First Payment         12/25/01


     Price       15 CPR, Call (Y)  20 CPR, Call (Y)  25 CPR, Call (Y)   35 CPR, Call (Y)  50 CPR, Call (Y)   70 CPR, Call (Y)
          99.000             5.346             5.346              5.348             5.372             5.412            5.592 Yield
          99.000               112               112                115               138               175              282 Spread
          99.125             5.315             5.315              5.317             5.336             5.368            5.514 Yield
          99.125               109               109                112               135               171              274 Spread
          99.250             5.285             5.285              5.286             5.301             5.325            5.437 Yield
          99.250               106               106                109               131               167              266 Spread
          99.375             5.254             5.254              5.255             5.265             5.282            5.359 Yield
          99.375               103               103                105               128               162              259 Spread
          99.500             5.224             5.224              5.224              5.23             5.239            5.282 Yield
          99.500               100               100                102               124               158              251 Spread
          99.625             5.193             5.193              5.193             5.194             5.196            5.205 Yield
          99.625                97                97                 99               121               154              243 Spread
          99.750             5.163             5.163              5.162             5.159             5.154            5.129 Yield
          99.750                94                94                 96               117               150              236 Spread
          99.875             5.132             5.132              5.132             5.124             5.111            5.052 Yield
          99.875                91                91                 93               114               145              228 Spread
         100.000             5.102             5.102              5.101             5.089             5.068            4.975 Yield
         100.000                88                88                 90               110               141              220 Spread
         100.125             5.072             5.072               5.07             5.054             5.026            4.899 Yield
         100.125                85                85                 87               107               137              213 Spread
         100.250             5.042             5.042               5.04             5.019             4.983            4.823 Yield
         100.250                82                82                 84               103               132              205 Spread
         100.375             5.012             5.012              5.009             4.984             4.941            4.747 Yield
         100.375                79                79                 81               100               128              197 Spread
         100.500             4.982             4.982              4.978             4.949             4.898            4.671 Yield
         100.500                76                76                 78                96               124              190 Spread
         100.625             4.951             4.951              4.948             4.914             4.856            4.595 Yield
         100.625                73                73                 75                93               120              182 Spread
         100.750             4.921             4.921              4.918             4.879             4.814            4.519 Yield
         100.750                70                70                 72                89               116              175 Spread
         100.875             4.891             4.891              4.887             4.844             4.771            4.444 Yield
         100.875                67                67                 69                86               111              167 Spread
         101.000             4.862             4.862              4.857              4.81             4.729            4.368 Yield
         101.000                64                64                 66                82               107              160 Spread

WAL                           4.74              4.74               4.67              4.03              3.27             1.75
Mod Dum                      4.116             4.116              4.056             3.545             2.921            1.629

CMT_1YR                        2.1               2.1                2.1               2.1               2.1              2.1


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.




GSR0101 - B2 and B3 factors at 25 cpr to maturity



     Period             Date                 Factor                 Duration to maturity:
     Total                                                                                         B2 (A):                 4.48
                                                                                                   B3 (BBB)                4.43
       36               25-Nov-04               0.887606
       37               25-Dec-04               0.865604
       38               25-Jan-05               0.844140
       39               25-Feb-05               0.823203
       40               25-Mar-05               0.802778
       41               25-Apr-05               0.782854
       42               25-May-05               0.763418
       43               25-Jun-05               0.744459
       44               25-Jul-05               0.725964
       45               25-Aug-05               0.707923
       46               25-Sep-05               0.690324
       47               25-Oct-05               0.673139
       48               25-Nov-05               0.656376
       49               25-Dec-05               0.640024
       50               25-Jan-06               0.624075
       51               25-Feb-06               0.608506
       52               25-Mar-06               0.593320
       53               25-Apr-06               0.578508
       54               25-May-06               0.564061
       55               25-Jun-06               0.549969
       56               25-Jul-06               0.536225
       57               25-Aug-06               0.522750
       58               25-Sep-06               0.509512
       59               25-Oct-06               0.496605
       60               25-Nov-06               0.484020
       61               25-Dec-06               0.471749
       62               25-Jan-07               0.459783
       63               25-Feb-07               0.448113
       64               25-Mar-07               0.436734
       65               25-Apr-07               0.425640
       66               25-May-07               0.414822
       67               25-Jun-07               0.404275
       68               25-Jul-07               0.393992
       69               25-Aug-07               0.383962
       70               25-Sep-07               0.374184
       71               25-Oct-07               0.364650
       72               25-Nov-07               0.355355
       73               25-Dec-07               0.346292
       74               25-Jan-08               0.337457
       75               25-Feb-08               0.328844
       76               25-Mar-08               0.320445
       77               25-Apr-08               0.312258
       78               25-May-08               0.304276
       79               25-Jun-08               0.296494
       80               25-Jul-08               0.288891
       81               25-Aug-08               0.281479
       82               25-Sep-08               0.274254
       83               25-Oct-08               0.267211
       84               25-Nov-08               0.260345
       85               25-Dec-08               0.253653
       86               25-Jan-09               0.247130
       87               25-Feb-09               0.240771
       88               25-Mar-09               0.234572
       89               25-Apr-09               0.228530
       90               25-May-09               0.222628
       91               25-Jun-09               0.216876
       92               25-Jul-09               0.211269
       93               25-Aug-09               0.205804
       94               25-Sep-09               0.200478
       95               25-Oct-09               0.195287
       96               25-Nov-09               0.190227


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0101 Price/Yield - A_2

Balance          $101,263,000.00          Delay                 24               Index                     LIBOR_1MO | 2.07
Coupon           5.598                    Dated                 11/1/01          Margin
Settle           11/27/01                 First Payment         12/25/01         Cap / Floor               999 / 0



     Price        15 CPR, Call    20 CPR, Call (Y)   25 CPR, Call (Y)  35 CPR, Call (Y)  50 CPR, Call (Y)   70 CPR, Call
                       (Y)                                                                                       (Y)
    100.000          5.5509          5.5333              5.513           5.4638             5.3663          5.1737  Yield
    100.000             145             168                189              234                288             303  Spread
    100.125          5.5145          5.4907             5.4634           5.3975             5.2673          5.0107  Yield
    100.125             141             164                184              227                278             286  Spread
    100.250          5.4782          5.4482             5.4139           5.3314             5.1686          4.8482  Yield
    100.250             137             160                180              220                268             270  Spread
    100.375          5.4419          5.4058             5.3646           5.2654             5.0702          4.6861  Yield
    100.375             134             155                175              214                258             254  Spread
    100.500          5.4057          5.3635             5.3153           5.1996             4.9721          4.5246  Yield
    100.500             130             151                170              207                248             238  Spread
    100.625          5.3696          5.3213             5.2662            5.134             4.8742          4.3636  Yield
    100.625             126             147                165              201                239             222  Spread
    100.750          5.3336          5.2792             5.2172           5.0686             4.7766          4.2031  Yield
    100.750             123             143                160              194                229             205  Spread
    100.875          5.2976          5.2372             5.1683           5.0033             4.6794          4.0431  Yield
    100.875             119             138                155              188                219             189  Spread
    101.000          5.2617          5.1953             5.1196           4.9382             4.5823          3.8835  Yield
    101.000             116             134                150              181                209             174  Spread
    101.125          5.2259          5.1535             5.0709           4.8733             4.4856          3.7245  Yield
    101.125             112             130                145              175                200             158  Spread
    101.250          5.1901          5.1117             5.0224           4.8085             4.3891           3.566  Yield
    101.250             108             126                140              168                190             142  Spread
    101.375          5.1545          5.0701             4.9739           4.7439              4.293          3.4079  Yield
    101.375             105             122                136              162                180             126  Spread
    101.500          5.1189          5.0285             4.9256           4.6795              4.197          3.2504  Yield
    101.500             101             118                131              155                171             110  Spread
    101.625          5.0833           4.987             4.8774           4.6152             4.1014          3.0933  Yield
    101.625              98             113                126              149                161              95  Spread
    101.750          5.0479          4.9457             4.8293           4.5511              4.006          2.9367  Yield
    101.750              94             109                121              142                152              79  Spread
    101.875          5.0125          4.9044             4.7813           4.4872             3.9109          2.7806  Yield
    101.875              91             105                116              136                142              63  Spread
    102.000          4.9772          4.8632             4.7334           4.4234             3.8161          2.6249  Yield
    102.000              87             101                111              130                133              48  Spread

WAL                    4.09            3.45               2.92             2.13               1.38            0.81
Mod Dum               3.438           2.943               2.53            1.896              1.272           0.774

CMT_1YR                2.07            2.07               2.07             2.07               2.07            2.07


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.





GSR0101 - Price/Yield - B1

Balance           $6,159,000.00       Delay             24
Coupon            6.6708              Dated             11/1/01
Settle            11/27/01            First Payment     12/25/01



  Spread     15 CPR, Call (Y)    20 CPR, Call (Y)    25 CPR, Call (Y)   35 CPR, Call (Y)   50 CPR, Call (Y)    70 CPR, Call (Y)
    205           98.5642             101.307             102.512            104.283           104.2568            103.0434 Price
    205             6.182               5.916                5.76              5.279              4.796               4.316 Yield
    206           98.5051            101.2573            102.4689            104.284           104.2322            103.0288 Price
    206             6.192               5.926                5.77              5.289              4.806               4.326 Yield
    207           98.4461            101.2075            102.4258           104.2139           104.2076            103.0142 Price
    207             6.202               5.936                5.78              5.299              4.816               4.336 Yield
    208            98.387            101.1578            102.3827           104.1795           104.1829            102.9996 Price
    208             6.212               5.946                5.79              5.309              4.826               4.346 Yield
    209           98.3281            101.1081            102.3396            104.145           104.1583             102.985 Price
    209             6.222               5.956                 5.8              5.319              4.836               4.356 Yield
    210           98.2691            101.0585            102.2965           104.1105           104.1337            102.9704 Price
    210             6.232               5.966                5.81              5.329              4.846               4.366 Yield
    211           98.2103            101.0089            102.2535           104.0761           104.1091            102.9558 Price
    211             6.242               5.976                5.82              5.339              4.856               4.376 Yield
    212           98.1514            100.9593            102.2105           104.0416           104.0845            102.9412 Price
    212             6.252               5.986                5.83              5.349              4.866               4.386 Yield
    213           98.0927            100.9098            102.1675           104.0072           104.0599            102.9266 Price
    213             6.262               5.996                5.84              5.359              4.876               4.396 Yield
    214            98.034            100.8603            102.1246           103.9728           104.0353             102.912 Price
    214             6.272               6.006                5.85              5.369              4.886               4.406 Yield
    215           97.9753            100.8108            102.0817           103.9385           104.0108            102.8974 Price
    215             6.282               6.016                5.86              5.379              4.896               4.416 Yield
    216           97.9167            100.7614            102.0387           103.9041           103.9862            102.8829 Price
    216             6.292               6.026                5.87              5.389              4.906               4.426 Yield
    217           97.8581             100.712            101.9959           103.8697           103.9616            102.8683 Price
    217             6.302               6.036                5.88              5.399              4.916               4.436 Yield
    218           97.7996            100.6626             101.953           103.8354           103.9371            102.8537 Price
    218             6.312               6.046                5.89              5.409              4.926               4.446 Yield
    219           97.7411            100.6132            101.9102           103.8011           103.9126            102.8392 Price
    219             6.322               6.056                 5.9              5.419              4.936               4.456 Yield
    220           97.6827            100.5639            101.8674           103.7668            103.888            102.8246 Price
    220             6.332               6.066                5.91              5.429              4.946               4.466 Yield
    221           97.6243            100.5147            101.8246           103.7325           103.8635              102.81 Price
    221             6.342               6.076                5.92              5.439              4.956                4.76 Yield
    222           97.5659            100.4654            101.7818           103.6982            103.839            102.7955 Price
    222             6.352               6.086                5.93              5.449              4.966               4.486 Yield
    223           97.5077            100.4162            101.7391           103.6639           103.8145            102.7809 Price
    223             6.362               6.096                5.94              5.459              4.976               4.496 Yield
    224           97.4494             100.367            101.6964           103.6297             103.79            102.7664 Price
    224             6.372               6.106                5.95              5.469              4.986               4.506 Yield
    225           97.3913            100.3179            101.6537           103.5954           103.7655            102.7518 Price
    225             6.382               6.116                5.96              5.479              4.996               4.516 Yield

WAL                   8.2                6.27                5.15               3.84               2.62                1.51
Mod Dum             5.957               4.883               4.184              3.292              2.351                1.41

CMT_1YR              2.02                2.02                2.02               2.02               2.02                2.02



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0101 - Price/Yield - B2

Balance           $4,106,000.00       Delay             24
Coupon            6.6708              Dated             11/1/01
Settle            11/27/01            First Payment     12/25/01


  Spread     15 CPR, Call (Y)    20 CPR, Call (Y)    25 CPR, Call (Y)    35 CPR, Call (Y)    50 CPR, Call (Y)    70 CPR, Call (Y)
    240        96.5243             99.5848            101.0163            103.0837             103.399            102.5339 Price
    240          6.532               6.266                6.11               5.629               5.146               4.666 Yield
    241        96.4669             99.5361             100.974            103.0497            103.3747            102.5194 Price
    241          6.542               6.276                6.12               5.639               5.156               4.676 Yield
    242        96.4096             99.4876            100.9317            103.0158            103.3503            102.5049 Price
    242          6.552               6.286                6.13               5.649               5.166               4.686 Yield
    243        96.3523              99.439            100.8895            102.9818            103.3259            102.4904 Price
    243          6.562               6.296                6.14               5.659               5.176               4.696 Yield
    244         96.295             99.3905            100.8472            102.9478            103.3016            102.4759 Price
    244          6.572               6.306                6.15               5.669               5.186               4.706 Yield
    245        96.2378              99.342             100.805            102.9139            103.2773            102.4614 Price
    245          6.582               6.316                6.16               5.679               5.196               4.716 Yield
    246        96.1806             99.2936            100.7628              102.88            103.2529            102.4469 Price
    246          6.592               6.326                6.17               5.689               5.206               4.726 Yield
    247        96.1235             99.2451            100.7207            102.8461            103.2286            102.4324 Price
    247          6.602               6.336                6.18               5.699               5.216               4.736 Yield
    248        96.0664             99.1967            100.6785            102.8122            103.2043             102.418 Price
    248          6.612               6.346                6.19               5.709               5.226               4.747 Yield
    249        96.0094             99.1484            100.6364            102.7783              103.18            102.4035 Price
    249          6.622               6.356                 6.2               5.719               5.236               4.756 Yield
    250        95.9524             99.1001            100.5943            102.7444            103.1557             102.389 Price
    250          6.632               6.366                6.21               5.729               5.246               4.766 Yield
    251        95.8955             99.0518            100.5523            102.7106            103.1314            102.3745 Price
    251          6.642               6.376                6.22               5.739               5.256               4.776 Yield
    252        95.8386             99.0035            100.5102            102.6768            103.1071            102.3601 Price
    252          6.652               6.386                6.23               5.749               5.266               4.786 Yield
    253        95.7818             98.9553            100.4682             102.643            103.0828            102.3456 Price
    253          6.662               6.396                6.24               5.759               5.276               4.796 Yield
    254         95.725             98.9071            100.4262            102.6092            103.0586            102.3311 Price
    254          6.672               6.406                6.25               5.769               5.286               4.806 Yield
    255        95.6682              98.859            100.3843            102.5754            103.0343            102.3167 Price
    255          6.682               6.416                6.26               5.779               5.296               4.816 Yield
    256        95.6115             98.8108            100.3423            102.5416              103.01            102.3022 Price
    256          6.692               6.426                6.27               5.789               5.306               4.826 Yield
    257        95.5549             98.7627            100.3004            102.5078            102.9858            102.2878 Price
    257          6.702               6.436                6.28               5.799               5.316               4.836 Yield
    258        95.4983             98.7147            100.2585            102.4741            102.9616            102.2733 Price
    258          6.712               6.446                6.29               5.809               5.326               4.846 Yield
    259        95.4417             98.6666            100.2166            102.4404            102.9373            102.2589 Price
    259          6.722               6.456                 6.3               5.819               5.336               4.856 Yield
    260        95.3852             98.6186            100.1748            102.4066            102.9131            102.2444 Price
    260          6.732               6.466                6.31               5.829               5.346               4.866 Yield

WAL                8.2                6.27                5.15                3.84                2.62                1.51
Mod Dum          5.906               4.851               4.163                3.28               2.344               1.407

CMT_1YR           2.02                2.02                2.02                2.02                2.02                2.02



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0101 - Price/Yield - B3

Balance           $2,509,000.00       Delay             24
Coupon            6.6708              Dated             11/1/01
Settle            11/27/01            First Payment     12/25/01



  Spread     15 CPR, Call (Y)    20 CPR, Call (Y)    25 CPR, Call (Y)    35 CPR, Call (Y)    50 CPR, Call (Y)    70 CPR, Call (Y)
    275        94.5433             97.9025             99.5498            101.9027            102.5507            102.0281 Price
    275          6.882               6.616                6.46               5.979               5.496               5.016 Yield
    276        94.4875              97.855             99.5083            101.8692            102.5266            102.0137 Price
    276          6.892               6.626                6.47               5.989               5.506               5.026 Yield
    277        94.4318             97.8076             99.4669            101.8358            102.5025            101.9993 Price
    277          6.902               6.636                6.48               5.999               5.516               5.036 Yield
    278        94.3762             97.7601             99.4255            101.8023            102.4784            101.9849 Price
    278          6.912               6.646                6.49               6.009               5.526               5.046 Yield
    279        94.3206             97.7127             99.3841            101.7689            102.4543            101.9705 Price
    279          6.922               6.656                 6.5               6.019               5.536               5.056 Yield
    280         94.265             97.6654             99.3427            101.7355            102.4303            101.9561 Price
    280          6.932               6.666                6.51               6.029               5.546               5.066 Yield
    281        94.2095             97.6181             99.3013             101.702            102.4062            101.9417 Price
    281          6.942               6.676                6.52               6.039               5.556               5.076 Yield
    282         94.154             97.5708               99.26            101.6687            102.3822            101.9274 Price
    282          6.952               6.686                6.53               6.049               5.566               5.086 Yield
    283        94.0985             97.5235             99.2187            101.6353            102.3581             101.913 Price
    283          6.962               6.696                6.54               6.059               5.576               5.096 Yield
    284        94.0432             97.4763             99.1774            101.6019            102.3341            101.8986 Price
    284          6.972               6.706                6.55               6.069               5.586               5.106 Yield
    285        93.9878             97.4291             99.1361            101.5686              102.31            101.8842 Price
    285          6.982               6.716                6.56               6.079               5.596               5.116 Yield
    286        93.9325             97.3819             99.0949            101.5352             102.286            101.8699 Price
    286          6.992               6.726                6.57               6.089               5.606               5.126 Yield
    287        93.8773             97.3347             99.0537            101.5019             102.262            101.8555 Price
    287          7.002               6.736                6.58               6.099               5.616               5.136 Yield
    288        93.8221             97.2876             99.0125            101.4686             102.238            101.8411 Price
    288          7.012               6.746                6.59               6.109               5.626               5.146 Yield
    289        93.7669             97.2406             98.9713            101.4353             102.214            101.8268 Price
    289          7.022               6.756                 6.6               6.119               5.636               5.156 Yield
    290        93.7118             97.1935             98.9301             101.402              102.19            101.8124 Price
    290          7.032               6.766                6.61               6.129               5.646               5.166 Yield
    291        93.6567             97.1465              98.889            101.3688             102.166            101.7981 Price
    291          7.042               6.776                6.62               6.139               5.656               5.176 Yield
    292        93.6017             97.0995             98.8479            101.3355             102.142            101.7837 Price
    292          7.052               6.786                6.63               6.149               5.666               5.186 Yield
    293        93.5467             97.0526             98.8069            101.3023            102.1181            101.7694 Price
    293          7.062               6.796                6.64               6.159               5.676               5.196 Yield
    294        93.4918             97.0057             98.7658            101.2691            102.0941             101.755 Price
    294          7.072               6.806                6.65               6.169               5.686               5.206 Yield
    295        93.4369             97.9588             98.7247            101.2359            102.0702            101.7407 Price
    295          7.082               6.816                6.66               6.179               5.696               5.216 Yield

WAL                8.2                6.27                5.15                3.84                2.62                1.51
Mod Dum          5.856               4.819               4.141               3.267               2.337               1.404

CMT_1YR           2.02                2.02                2.02                2.02                2.02                2.02



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0101 - Price/Yield - A1_1

Balance           $165,021,000.00           Delay                   0                 Index                       LIBOR_1MO | 2.02
Coupon            2.942                     Dated                   11/25/01          Margin
Settle            11/27/01                  First Payment           12/25/01          Cap / Floor                 999 / 0



     Price        15 CPR, Call    20 CPR, Call (Y)   25 CPR, Call (Y)  35 CPR, Call (Y)  50 CPR, Call (Y)   70 CPR, Call
                       (Y)                                                                                       (Y)
      99.000         3.584              3.789              4.004             4.47              5.287           6.734  Yield
      99.000           137                158                179              226                308             452  Spread
      99.125         3.506              3.685              3.873            4.279              4.993           6.255  Yield
      99.125           130                147                166              207                278             405  Spread
      99.250         3.427               3.58              3.741            4.089                4.7           5.779  Yield
      99.250           122                137                153              188                249             357  Spread
      99.375         3.349              3.476               3.61              3.9              4.408           5.305  Yield
      99.375           114                127                140              169                220             309  Spread
      99.500         3.271              3.373               3.48            3.711              4.117           4.832  Yield
      99.500           106                116                127              150                191             262  Spread
      99.625         3.193              3.269              3.349            3.522              3.826           4.361  Yield
      99.625            98                106                114              131                162             215  Spread
      99.750         3.115              3.166              3.219            3.335              3.536           3.892  Yield
      99.750            91                 96                101              112                133             168  Spread
      99.875         3.038              3.063              3.089            3.147              3.248           3.425  Yield
      99.875            83                 85                 88               94                104             122  Spread
     100.000          2.96               2.96               2.96             2.96               2.96            2.96  Yield
     100.000            75                 75                 75               75                 75              75  Spread
     100.125         2.883              2.857              2.831            2.774              2.673           2.497  Yield
     100.125            67                 65                 62               56                 46              29  Spread
     100.250         2.806              2.755              2.702            2.588              2.387           2.035  Yield
     100.250            60                 55                 49               38                 18             -17  Spread
     100.375         2.729              2.653              2.574            2.402              2.102           1.575  Yield
     100.375            52                 44                 36               19                -11             -63  Spread
     100.500         2.652              2.551              2.445            2.217              1.818           1.117  Yield
     100.500            44                 34                 24                1                -39            -109  Spread
     100.625         2.575              2.449              2.318            2.033              1.534           0.661  Yield
     100.625            37                 24                 11              -18                -68            -155  Spread
     100.750         2.499              2.348               2.19            1.848              1.252           0.207  Yield
     100.750            29                 14                 -2              -36                -96            -200  Spread
     100.875         2.422              2.247              2.063            1.665               0.97          -0.246  Yield
     100.875            21                  4                -15              -55               -124            -246  Spread
     101.000         2.346              2.146              1.936            1.482               0.69          -0.697  Yield
     101.000            14                 -6                -27              -73               -152            -291  Spread

WAL                   1.69               1.27                  1            -0.69               0.44            0.27
Mod Dum              1.615              1.217              0.967            0.669              0.435           0.269

CMT_1YR               2.02               2.02               2.02             2.02               2.02            2.02



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0101 - Price/Yield - A1_2

Balance           $72,652,000.00            Delay                   24                Index                       LIBOR_1MO | 2.02
Coupon            4.497                     Dated                   11/1/01           Margin
Settle            11/27/01                  First Payment           12/25/01          Cap / Floor                 999 / 0



     Price        15 CPR, Call    20 CPR, Call (Y)   25 CPR, Call (Y)  35 CPR, Call (Y)  50 CPR, Call (Y)   70 CPR, Call
                       (Y)                                                                                       (Y)
      99.000         4.714              4.745              4.796            4.909              5.114           5.499  Yield
      99.000            58                 86                127              197                276             338  Spread
      99.125         4.683              4.708               4.75            4.843              5.011           5.327  Yield
      99.125            55                 82                122              190                266             321  Spread
      99.250         4.652              4.671              4.704            4.777              4.908           5.155  Yield
      99.250            52                 79                117              184                256             304  Spread
      99.375          4.62              4.635              4.658            4.711              4.805           4.984  Yield
      99.375            49                 75                113              177                245             286  Spread
      99.500         4.589              4.598              4.612            4.645              4.703           4.813  Yield
      99.500            46                 71                108              170                235             269  Spread
      99.625         4.558              4.561              4.567            4.579              4.601           4.642  Yield
      99.625            43                 68                104              164                225             252  Spread
      99.750         4.527              4.525              4.521            4.513              4.499           4.471  Yield
      99.750            40                 64                 99              157                215             235  Spread
      99.875         4.496              4.488              4.476            4.447              4.397           4.301  Yield
      99.875            37                 60                 95              151                205             218  Spread
     100.000         4.465              4.452               4.43            4.382              4.295           4.132  Yield
     100.000            33                 57                 90              144                194             201  Spread
     100.125         4.434              4.415              4.385            4.317              4.194           3.963  Yield
     100.125            30                 53                 85              138                184             184  Spread
     100.250         4.403              4.379               4.34            4.251              4.092           3.794  Yield
     100.250            27                 50                 81              131                174             167  Spread
     100.375         4.372              4.343              4.294            4.186              3.991           3.625  Yield
     100.375            24                 46                 76              125                164             151  Spread
     100.500         4.341              4.306              4.249            4.121               3.89           3.457  Yield
     100.500            21                 42                 72              118                154             134  Spread
     100.625          4.31               4.27              4.204            4.056               3.79           3.289  Yield
     100.625            18                 39                 67              112                144             117  Spread
     100.750          4.28              4.234              4.159            3.991              3.689           3.122  Yield
     100.750            15                 35                 63              105                134             100  Spread
     100.875         4.249              4.198              4.114            3.926              3.589           2.954  Yield
     100.875            12                 31                 58               99                124              83  Spread
     101.000         4.218              4.162               4.07            3.862              3.488           2.788  Yield
     101.000             9                 28                 54               92                114              67  Spread

WAL                   4.53                3.8                  3             2.03               1.29            0.76
Mod Dum              4.019              3.419              2.746            1.903              1.227           0.735

CMT_1YR               2.02               2.02               2.02             2.02               2.02            2.02



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0101 - Price/Yield - A1_3

Balance           $97,544,000.00      Delay             24                 Index                            LIBOR_1MO | 2.02
Coupon            5.95                Dated             11/1/01            Margin
Settle            11/27/01            First Payment     12/25/01           Cap / Floor                      999 / 0


     Price       15 CPR, Call (Y)  20 CPR, Call (Y)   25 CPR, Call (Y)  35 CPR, Call (Y)  50 CPR, Call (Y)  70 CPR, Call (Y)
     100.000          5.921             5.921               5.92             5.908              5.87             5.778 Yield
     100.000            173               173                175               193               240               306 Spread
     100.125           5.89              5.89              5.889             5.872             5.821             5.701 Yield
     100.125            170               170                172               189               235               298 Spread
     100.250          5.859             5.859              5.858             5.836             5.773             5.624 Yield
     100.250            167               167                169               186               230               290 Spread
     100.375          5.828             5.828              5.826             5.801             5.725             5.547 Yield
     100.375            163               163                166               182               225               282 Spread
     100.500          5.797             5.797              5.795             5.765             5.677              5.47 Yield
     100.500            160               160                163               179               221               275 Spread
     100.625          5.767             5.767              5.764             5.729             5.629             5.393 Yield
     100.625            157               157                159               175               216               267 Spread
     100.750          5.736             5.736              5.733             5.694             5.581             5.317 Yield
     100.750            154               154                156               172               211               259 Spread
     100.875          5.705             5.705              5.702             5.659             5.533             5.241 Yield
     100.875            151               151                153               168               206               252 Spread
     101.000          5.675             5.675              5.671             5.623             5.486             5.164 Yield
     101.000            148               148                150               165               201               244 Spread
     101.125          5.644             5.644               5.64             5.588             5.438             5.088 Yield
     101.125            145               145                147               161               197               237 Spread
     101.250          5.614             5.614              5.609             5.552              5.39             5.012 Yield
     101.250            142               142                144               157               192               229 Spread
     101.375          5.583             5.583              5.578             5.517             5.343             4.936 Yield
     101.375            139               139                141               154               187               221 Spread
     101.500          5.553             5.553              5.547             5.482             5.296             4.861 Yield
     101.500            136               136                138               150               182               214 Spread
     101.625          5.523             5.523              5.516             5.447             5.248             4.785 Yield
     101.625            133               133                135               147               178               206 Spread
     101.750          5.492             5.492              5.486             5.412             5.201              4.71 Yield
     101.750            130               130                132               143               173               199 Spread
     101.875          5.462             5.462              5.455             5.377             5.154             4.635 Yield
     101.875            127               127                128               140               168               191 Spread
     102.000          5.432             5.432              5.424             5.342             5.107              4.56 Yield
     102.000            124               124                125               136               164               184 Spread

WAL                    4.74              4.74               4.67              4.03               2.9              1.75
Mod Dum               4.035             4.035              3.976             3.484             2.585             1.618

CMT_1YR                2.02              2.02               2.02              2.02              2.02              2.02



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0101 - Price/Yield - A_2

Balance           $103,897,000.00     Delay             24                 Index                            LIBOR_1MO | 2.02
Coupon            5.458               Dated             11/1/01            Margin
Settle            11/27/01            First Payment     12/25/01           Cap / Floor                      999 / 0



     Price       15 CPR, Call (Y)  20 CPR, Call (Y)   25 CPR, Call (Y)  35 CPR, Call (Y)  50 CPR, Call (Y)  70 CPR, Call (Y)
    100.000         5.411             5.394              5.374             5.326             5.231             5.044 Yield
    100.000           142               167                189               233               281               292 Spread
    100.125         5.375             5.352              5.352              5.26             5.132             4.881 Yield
    100.125           138               163                184               226               271               276 Spread
    100.250         5.339             5.309              5.276             5.194             5.034             4.718 Yield
    100.250           134               158                180               220               261               260 Spread
    100.375         5.303             5.267              5.226             5.128             4.936             4.557 Yield
    100.375           131               154                175               213               251               244 Spread
    100.500         5.267             5.225              5.177             5.063             4.838             4.395 Yield
    100.500           127               150                170               207               242               228 Spread
    100.625         5.231             5.183              5.128             4.997              4.74             4.235 Yield
    100.625           123               146                165               200               232               211 Spread
    100.750         5.195             5.141               5.08             4.932             4.643             4.074 Yield
    100.750           120               141                160               194               222               195 Spread
    100.875         5.159             5.099              5.031             4.867             4.546             3.915 Yield
    100.875           116               137                155               187               212               179 Spread
    101.000         5.123             5.057              4.982             4.802             4.449             3.755 Yield
    101.000           113               133                150               181               203               164 Spread
    101.125         5.088             5.016              4.934             4.738             4.353             3.596 Yield
    101.125           109               129                145               174               193               148 Spread
    101.250         5.052             4.974              4.885             4.673             4.256             3.438 Yield
    101.250           106               125                141               168               183               132 Spread
    101.375         5.017             4.933              4.837             4.609              4.16              3.28 Yield
    101.375           102               121                136               161               174               116 Spread
    101.500         4.981             4.891              4.789             4.544             4.065             3.123 Yield
    101.500            99               116                131               155               164               100 Spread
    101.625         4.946              4.85              4.741              4.48             3.969             2.966 Yield
    101.625            95               112                126               148               155                85 Spread
    101.750          4.91             4.809              4.693             4.416             3.874              2.81 Yield
    101.750            91               108                121               142               145                69 Spread
    101.875         4.875             4.768              4.645             4.353             3.779             2.654 Yield
    101.875            88               104                117               136               136                53 Spread
    102.000          4.84             4.727              4.598             4.289             3.685             2.499 Yield
    102.000            84               100                112               129               126                38 Spread

WAL                  4.09              3.45               2.92              2.13              1.38              0.81
Mod Dum             3.454             2.956               2.54             1.902             1.276             0.775

CMT_1YR              2.02              2.02               2.02              2.02              2.02              2.02



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0101 - CF - B3 - 1 - 12.5 CPR Call (Y)

                  AVG LIFE=9.59
1.25 CPR
Call (Y)
CMT_1YR=2.0200


Period    Date       Principal      Interest     Cash Flow       Balance       Princ      Accrued     Interest Accum      Coupon
  Total                                                                      Writedo[?]   Interest     Shon[?] Interest
                    2,509,000.00  1,344,567.23  3,853,567.23                     0      1,344,567.23      0

    0    27-Nov-01             0             0             0    2,509,000.00     0                 0      0       0         0
    1    25-Dec-01      2,210.96     13,947.61     16,158.57    2,506,789.04     0         13,947.61      0       0       6.6708
    2    25-Jan-02      2,223.86     13,935.32     16,159.18    2,504,565.18     0         13,935.32      0       0       6.6708
    3    25-Feb-02      2,236.84     13,922.96     16,159.80    2,502,328.34     0         13,922.96      0       0       6.6708
    4    25-Mar-02      2,249.90     13,910.53     16,160.43    2,500,078.44     0         13,910.53      0       0       6.6708
    5    25-Apr-02      2,263.03     13,898.02     16,161.06    2,497,815.41     0         13,898.02      0       0       6.6708
    6    25-May-02      2,276.24     13,885.45     16,161.69    2,495,539.17     0         13,855.45      0       0       6.6708
    7    25-Jun-02      2,289.53     13,872.79     16,162.32    2,493,249.64     0         13,872.79      0       0       6.6708
    8    25-Jul-02      2,302.89     13,860.07     16,162.96    2,490,946.74     0         13,860.07      0       0       6.6708
    9    25-Aug-02      2,316.34     13,847.27     16,163.60    2,488,630.41     0         13,847.27      0       0       6.6708
   10    25-Sep-02      2,329.86     13,834.39     16,164.25    2,486,300.55     0         13,834.39      0       0       6.6708
   11    25-Oct-02      2,343.46     13,821.44     16,164.90    2,483,957.09     0         13,821.44      0       0       6.6708
   12    25-Nov-02      2,357.14     13,808.42     16,165.56    2,481,599.95     0         13,808.42      0       0       6.6708
   13    25-Dec-02      2,370.90     13,795.32     16,166.21    2,479,299.05     0         13,795.32      0       0       6.6708
   14    25-Jan-03      2,384.74     13,782.14     16,166.88    2,476,844.32     0         13,782.14      0       0       6.6708
   15    25-Feb-03      2,398.66     13,768.88     16,167.54    2,474,445.66     0         13,768.88      0       0       6.6709
   16    25-Mar-03      2,412.66     13,755.55     16,168.21    2,472,033.00     0         13,755.55      0       0       6.6709
   17    25-Apr-03      2,426.75     13,742.14     16,168.88    2,469,606.25     0         13,742.14      0       0       6.6709
   18    25-May-03      2,440.91     13,728.65     16,169.56    2,467,165.34     0         13,728.65      0       0       6.6709
   19    25-Jun-03      2,455.16     13,715.08     16,170.24    2,464,710.18     0         13,715.08      0       0       6.6709
   20    25-Jul-03      2,469.49     13,701.44     16,170.93    2,462,240.68     0         13,701.44      0       0       6.6709
   21    25-Aug-03      2,483.91     13,687.71     16,171.62    2,459,756.77     0         13,687.71      0       0       6.6709
   22    25-Sep-03      2,498.41     13,673.90     16,172.31    2,457,258.36     0         13,673.90      0       0       6.6709
   23    25-Oct-03      2,512.99     13,660.01     16,173.01    2,454,745.37     0         13,660.01      0       0       6.6709
   24    25-Nov-03      2,527.66     13,646.05     16,173.71    2,452,217.71     0         13,646.05      0       0       6.6709
   25    25-Dec-03      2,542.42     13,631.99     12,174.42    2,449,675.28     0         13,631.99      0       0       6.6709
   26    25-Jan-04      2,557.26     13,617.86     16,175.13    2,447,118.02     0         13,617.86      0       0       6.6709
   27    25-Feb-04      2,572.19     13,603.65     16,175.84    2,444,545.83     0         13,603.65      0       0       6.6709
   28    25-Mar-04      2,587.21     13,589.35     16,176.56    2,441,958.62     0         13,589.35      0       0       6.6709
   29    25-Apr-04      2,602.31     13,574.97     16,177.28    2,439,356.31     0         13,574.97      0       0       6.6709
   30    25-May-04      2,617.50     13,560.50     16,178.01    2,436,738.81     0         13,560.50      0       0       6.6709
   31    25-Jun-04      2,632.78     13,545.95     16,178.74    2,434,106.02     0         13,545.95      0       0       6.6709
   32    25-Jul-04      2,648.15     13,531.32     16,179.47    2,431,457.87     0         13,531.32      0       0       6.6709
   33    25-Aug-04      2,663.61     13,516.60     16,180.21    2,428,794.25     0         13,516.60      0       0       6.6709
   34    25-Sep-04      2,679.16     13,501.79     16,180.96    2,426,115.09     0         13,501.79      0       0       6.6709
   35    25-Oct-04      2,694.81     13,486.90     16,181.70    2,423,420.28     0         13,486.90      0       0       6.6709
   36    25-Nov-04      2,710.54     13,471.92     16,182.46    2,420,709.74     0         13,471.92      0       0       6.6709
   37    25-Dec-05      2,726.36     13,456.85     16,183.21    2,417,983.38     0         13,456.85      0       0       6.6709
   38    25-Jan-05      2,742.28     13,441.69     16,183.97    2,415,241.10     0         13,441.69      0       0       6.6709
   39    25-Feb-05      2,758.29     13,426.45     16,184.74    2,412,482.81     0         13,426.45      0       0       6.6709
   40    25-Mar-05      2,774.39     13,411.12     16,185.51    2,409,708.42     0         13,411.12      0       0       6.6709
   41    25-Apr-05      2,790.59     13,395.69     16,186.28    2,406,917.83     0         13,395.69      0       0       6.6709
   42    25-May-05      2,806.88     13,380.18     16,187.06    2,404,110.95     0         13,380,18      0       0       6.6709
   43    25-Jun-05      2,823.27     13,364.58     16,187.85    2,401,287.68     0         13,364.58      0       0       6.6709
   44    25-Jul-05      2,839.75     13,348.88     16,188.64    2,398.447.92     0         13,348.88      0       0       6.6709
   45    25-Aug-05      2,856.33     13,333.10     16,189.43    2,395,591.59     0         13,333.10      0       0       6.6709
   46    25-Sep-05      2,873.01     13,317.22     16,910.23    2,392,718.58     0         13,317.22      0       0       6.6709
   47    25-Oct-05      2,960.64     13,048.37     16,009.02    2,389,757.94     0         13,048.37      0       0        6.544
   48    25-Nov-05      2,977.45     13,032.40     16,009.84    2,386,780.49     0         13,032.40      0       0       6.5441
   49    25-Dec-05      2,994.35     13,016.33     16,010.68    2,383,786.14     0         13,016.33      0       0       6.5442
   50    25-Jan-06      3,011.35     13,000.17     16,011.52    2,380,774.80     0         13,000.17      0       0       6.5443
   51    25-Feb-06      3.073.56     12,801.31     15,874.88    2,377,701.23     0         12,801.31      0       0       6.4523
   52    25-Mar-06      3,090.76     12,784.98     15,875.74    2,374,610.47     0         12,784.98      0       0       6.4524
   53    25-Apr-06      3,108.06     12,768.55     15,876.60    2,371,502.42     0         12,768.55      0       0       6.4525
   54    25-May-06      3,125.45     12,752.02     15,877.48    2,368,376.96     0         12,752.02      0       0       6.4526
   55    25-Jun-06      3,142.95     12,735.41     15,878.35    2,365,234.02     0         12,735.41      0       0       6.4527
   56    25-Jul-06      3,160.54     12,718.70     15,879.24    2,362,073.48     0         12,718.70      0       0       6.4528
   57    25-Aug-06      3,490.62     11,535.93     15,026.54    2,358,582.86     0         11,535.93      0       0       5.8606
   58    25-Sep-06      3,981.11      9,933.61     13,914.73    2,354,601.75     0          9,993.61      0       0        5.054
   59    25-Oct-06      3,998.75      9,917.07     13,915.82    2,350,602.99     0          9,917.07      0       0       5.0541
   60    25-Nov-06      4,016.48      9,900.45     13,916.93    2,346,586.52     0          9,900.45      0       0       5.0543
   61    25-Dec-06      4,036.28      9,883.76     13,918.03    2,342,552.24     0          9,883.76      0       0       5.0544
   62    25-Jan-07      4,052.16      9,866.99     13,919.15    2,338,500.08     0          9,866.99      0       0       5.0545
   63    25-Feb-07      4,094.85      9,768.45     13,863.29    2,334,405.23     0          9,768.45      0       0       5.0127
   64    25-Mar-07     29,899.71      9,751.57     39,651.28    2,304,505.51     0          9,751.57      0       0       5.0128
   65    25-Apr-07     29,541.53      9,626.89     39,168.42    2,274,963.98     0          9,626.89      0       0       5.0129
   66    25-May-07     29,187.49      9,503.70     38,691.20    2,245,776.49     0          9,503.70      0       0        5.013
   67    25-Jun-07     28,837.56      9,381.99     38,219.55    2,216,938.93     0          9,381.99      0       0       5.0131
   68    25-Jul-07     28,491.68      9,261.73     37,753.41    2,188,447.24     0          9,261.73      0       0       5.0133
   69    25-Aug-07     28,194.70      8,998.20     37,192.89    2,160,252.55     0          8,998.20      0       0        4.934
   70    25-Sep-07     27,855.72      8,882.50     36,738.21    2,132,396.83     0          8,882.50      0       0       4.9341
   71    25-Oct-07     27,520,67      8,768.19     36,288.86    2,104,876.16     0          8,768.19      0       0       4.9343
   72    25-Nov-07     27,189.52      8,655.25     35,844.77    2,077,686.64     0          8,655.25      0       0       4.9344
   73    25-Dec-07     26,862.21      8,543.66     35,405.88    2,050,824.43     0          8,543.66      0       0       4.9345
   74    25-Jan-08     26,538.71      8,433.42     34,972.13    2,024,285.71     0          8,433.42      0       0       4.9346
   75    25-Feb-08     26,218.97      8,324.50     34,543.47    1,998,066.74     0          8,324.50      0       0       4.9348
   76    25-Mar-08     25,908,79      8,195.11     34,103.90    1,972,157.95     0          8,195.11      0       0       4.9218
   77    25-Apr-08     25,596.31      8,089.04     33,685.35    1,946,561.64     0          8,089.04      0       0       4.9219
   78    25-May-08     25,287.46      7,984.25     33,271.71    1,921,274.18     0          7,984.25      0       0       4.9221
   79    25-Jun-08     24,982.21      7,880.71     32,862.92    1,896,291.97     0          7,880.71      0       0       4.9222
   80    25-Jul-08     24,797.44      7,392.37     32,189.81    1,871,494.53     0          7,392.37      0       0        4.678
   81    25-Aug-08     24,496.44      7,295.85     31,792.29    1,846,998.08     0          7,295.85      0       0       4.6781
   82    25-Sep-08     24,198.96      7,200.49     31,399.45    1,822,799.12     0          7,200.49      0       0       4.6782
   83    25-Oct-08     23,904.96      7,106.29     31,011.25    1,798,894.16     0          7,106.29      0       0       4.6783
   84    25-Nov-08     23,614.39      7,013.24     30,627.63    1,775,279.77     0          7,013.24      0       0       4.6784
   85    25-Dec-08     23,327.22      6,921.31     30,248.53    1,751,952.55     0          6,921.31      0       0       4.6785
   86    25-Jan-09     23,043.41      6,830.50     29,873.91    1,728,909.14     0          6,830.50      0       0       4.6786
   87    25-Feb-09     22,762.92      6,740.79     29,503.71    1,706,146.22     0          6,740.79      0       0       4.6786
   88    25-Mar-09     22,488.28      6,644.15     29,132.43    1,683,657.94     0          6,644.15      0       0       4.6731
   89    25-Apr-09     22,214.26      6,556.70     28,770.96    1,661,443.68     0          6,556.70      0       0       4.6732
   90    25-May-09     22,037.35      6,165.50     28,202.85    1,639,406.33     0          6,165.50      0       0       4.4531
   91    25-Jun-09     21,769.77      6,076.10     27,845.86    1,617,636.56     0          6,076.10      0       0       4.4475
   92    25-Jul-09     21,502.96      5,995.47     27,498.42    1,596,133.61     0          5,995.47      0       0       4.4476
   93    25-Aug-09     21,239.29      5,915.82     27,155.11    1,574,894.32     0          5,915.02      0       0       4.4476
   94    25-Sep-09     20,978.72      5,837.16     26,815.87    1,553,915.60     0          5,837.16      0       0       4.4477
   95    25-Oct-09     20,721.22      5,759.45     26,480.67    1,533,194.38     0          5,759.45      0       0       4.4477
   96    25-Nov-09     20,466.74      5,682.70     26,149.45    1,512,727.64     0          5,682.70      0       0       4.4477
   97    25-Dec-09     20,215.27      5,606.90     25,822.17    1,492,512.37     0          5,606.90      0       0       4.4478
   98    25-Jan-10     19,966.75      5,532.02     25,498.78    1,472,545.62     0          5,532.02      0       0       4.4478
   99    25-Feb-10     19,721.17      5,548.06     25,179.23    1,452,824.45     0          5,458.06      0       0       4.4479
   100   25-Mar-10     19,488.50      5,350.86     24,839.36    1,433,335.95     0          5,350.86      0       0       4.4197
   101   25-Apr-10     19,248.43      5,279.11     24,527.54    1,414,087.52     0          5,279.11      0       0       4.4197
   102   25-May-10     19,011.19      5,208.24     24,219.43    1,395,076.33     0          5,208.24      0       0       4.4197
   103   25-Jun-10     18,777.08      5,137.30     23,914.37    1,376,299.26     0          5,137.30      0       0       4.4189
   104   25-Jul-10     18,545.39      5,068.18     23,613.57    1,357,753.87     0          5,068.18      0       0        4.419
   105   25-Aug-10     18,316.45      4,999.91     23,316.35    1,339,437.42     0          4,999.91      0       0        4.419
   106   25-Sep-10     18,097.24      4,908.85     23,006.90    1,321,340.18     0          4,908.85      0       0       4.3978
   107   25-Oct-10     17,873.50      4,842.54     22,716.03    1,303,466.69     0          4,842.54      0       0       4.3978
   108   25-Nov-10     17,653.97      4,772.04     22,426.01    1,285,812.72     0          4,772.04      0       0       4.3932
   109   25-Dec-10     17,435.45      4,707.41     22,142.86    1,268,377.27     0          4,707.41      0       0       4.3932
   110   25-Jan-11     17,219.51      4,643.59     21,863.10    1,251,157.76     0          4,643.59      0       0       4.3933
   111   25-Feb-11     17,006.13      4,580.55     21,586.68    1,234,151.63     0          4,580.55      0       0       4.3933
   112   25-Mar-11     16,797.30      4,512.29     21,309.59    1,217,354.32     0          4,512.29      0       0       4.3874
   113   25-Apr-11     16,588.89      4,450.88     21,039.77    1,200,765.44     0          4,450.88      0       0       4.3874
   114   25-May-11     16,382.94      4,390.23     20,773.17    1,184,382.49     0          4,390.23      0       0       4.3874
   115   25-Jun-11     16,179.44      4,330.34     20,509.78    1,168,203.06     0          4,330.34      0       0       4.3874
   116   25-Jul-11     15,978.34      4,271.19     20,249.53    1,152,224.71     0          4,271.19      0       0       4.3874
   117   25-Aug-11     15,779.63      4,212.77     19,992.41    1,136,445.08     0          4,212.77      0       0       4.3875
   118   25-Sep-11     15,583.28      4,155.09     19,738.37    1,120,861.80     0          4,155.09      0       0       4.3875
   119   25-Oct-11     15,389.25      4,098.12     19,487.37    1,105,472.54     0          4,098.12      0       0       4.3875
   120   25-Nov-11     15,197.53      4,041.85     19,239.39    1,090,275.01     0          4,041.85      0       0       4.3875
   121   25-Dec-11     15,008.08      3,986.29     18,994.38    1,075,266.93     0          3,986.29      0       0       4.3875
   122   25-Jan-12     14,820.88      3,931.43     18,752.31    1,060,446.05     0          3,931.43      0       0       4.3875
   123   25-Feb-12     14,635.91      3,877.24     18,513.15    1,045,810.14     0          3,877.24      0       0       4.3875
   124   25-Mar-12     14,453.13      3,823.74     18,276.87    1,031,357.01     0          3,823.74      0       0       4.3875
   125   25-Apr-12     14,272.52      3,770.90     18,043.42    1,017,084.49     0          3,770.90      0       0       4.3875
   126   25-May-12     14,094.06      3,718.72     17,812.78    1,002,990.42     0          3,718.72      0       0       4.3875
   127   25-Jun-12     13,917.73      3,667.19     17,584.92      989,072.70     0          3,667.19      0       0       4.3875
   128   25-Jul-12     13,743.49      3,616.31     17,359.80      975,329.21     0          3,616.31      0       0       4.3875
   129   25-Aug-12     13,571.32      3,566.07     17,137.39      961,757.89     0          3,566.07      0       0       4.3875
   130   25-Sep-12     13,401.20      3,516.45     16,917.65      948,356,69     0          3,516.45      0       0       4.3875
   131   25-Oct-12     13,233.11      3,467.46     16,700.57      935,123.58     0          3,467.46      0       0       4.3875
   132   25-Nov-12     13,067.02      3,419.08     16,486.10      922,056.56     0          3,419.08      0       0       4.3875
   133   25-Dec-12     12,902.91      3,371.31     16,274.22      909,153.65     0          3,371.31      0       0       4.3876
   134   25-Jan-13     12,740.75      3,324.14     16,064.89      896,412.90     0          3,324.14      0       0       4.3876
   135   25-Feb-13     12,580.53      3,277.56     15,858.09      883,832.36     0          3,277.56      0       0       4.3876
   136   25-Mar-13     12,422.22      3,231.56     15,653.79      871,410.14     0          3,231.56      0       0       4.3876
   137   25-Apr-13     12,265.80      3,186.15     15,451.95      859,144.34     0          3,186.15      0       0       4.3876
   138   25-May-13     12,111.25      3,141.31     15,252.55      847,033.09     0          3,141.31      0       0       4.3876
   139   25-Jun-13     11,958.54      3,097.03     15,055.57      835,074.55     0          3,097.03      0       0       4.3876
   140   25-Jul-13     11,807.65      3,053.31     14,860.96      823,266.90     0          3,053.31      0       0       4.3876
   141   25-Aug-13     11,658.57      3,010.14     14,668.71      811,608.32     0          3,010.14      0       0       4.3876
   142   25-Sep-13     11,511.27      2,967.52     14,478.79      800,097.05     0          2,967.52      0       0       4.3876
   143   25-Oct-13     11,365.73      2,925.44     14,291.17      788,731.32     0          2,925.44      0       0       4.3876
   144   25-Nov-13     11,221.93      2,883.88     14,105.82      777,509.39     0          2,883.88      0       0       4.3876
   145   25-Dec-13     11,079.86      2,842.86     13,922.71      766,429.53     0          2,842.86      0       0       4.3876
   146   25-Jan-14     10,939.48      2,802.35     13,741.83      755,490.05     0          2,802.35      0       0       4.3876
   147   25-Feb-14     10,800.78      2,762.36     13,563.14      744,689.27     0          2,762.36      0       0       4.3877
   148   25-Mar-14     10,663.75      2,722.87     13,386.62      734,025.52     0          2,722.87      0       0       4.3877
   149   25-Apr-14     10,528.36      2,683.88     13,212.24      723,497.16     0          2,683.88      0       0       4.3877
   150   25-May-14     10,394.59      2,645.39     13,039.89      713,102.58     0          2,645.39      0       0       4.3877
   151   25-Jun-14     10,262.42      2,607.39     12,869.81      702,840.16     0          2,607.39      0       0       4.3877
   152   25-Jul-14     10,131.84      2,569.87     12,701.71      692,708.31     0          2,569.87      0       0       4.3877
   153   25-Aug-14     10,002.83      2,532.83     12,535.66      682,705.49     0          2,532.83      0       0       4.3877
   154   25-Sep-14      9,875.36      2,496.26     12.371.62      672,830.12     0          2,496.26      0       0       4.3877
   155   25-Oct-14      9,749.43      2,460.16     12,209.59      663,080.69     0          2,460.16      0       0       4.3877
   156   25-Nov-14      9,625.01      2,424.51     12,049.52      653,455.68     0          2,424.51      0       0       4.3877
   157   25-Dec-14      9,502.09      2,389.32     11,891.41      643,953.59     0          2,389.32      0       0       4.3877
   158   25-Jan-15      9,380.64      2,354.59     11,735.23      634,572.95     0          2,354.59      0       0       4.3877
   159   25-Feb-15      9,260.66      2,320.29     11,580.95      625,312.29     0          2.320.29      0       0       4.3878
   160   25-Mar-15      9,142.11      2,286.43     11,428.55      616,170.18     0          2,286.43      0       0       4.3878
   161   25-Apr-15      9,025.00      2,253.01     11,278.01      607,145.18     0          2,253.01      0       0       4.3878
   162   25-May-15      8,909.30      2,220.02     11,129.31      598,235.88     0          2,220.02      0       0       4.3878
   163   25-Jun-15      8,794.98      2,187.44     10,982.43      589,440.90     0          2,187.44      0       0       4.3878
   164   25-Jul-15      8,682.05      2,155.29     10,837.34      580,758.85     0          2,155.29      0       0       4.3878
   165   25-Aug-15      8,570.48      2,123.55     10,694.03      572,188.37     0          2.123.55      0       0       4.3878
   166   25-Sep-15      8,460.26      2,092.21     10,552.47      563,728.11     0          2,092.21      0       0       4.3878
   167   25-Oct-15      8,351.36      2,061.28     10,412.65      555,376.75     0          2,061.28      0       0       4.3878
   168   25-Nov-15      8,243.78      2,030.75     10,274.53      547,132.96     0          2,030.75      0       0       4.3878
   169   25-Dec-15      8,137.50      2,000.61     10,138.11      538,995.46     0          2,000.61      0       0       4.3878
   170   25-Jan-16      8,032.50      1,970.86     10,003.37      530,962.96     0          1,970.86      0       0       4.3879
   171   25-Feb-16      7,928.78      1,941.49      9,870.27      532,034.18     0          1,941.49      0       0       4.3879
   172   25-Mar-16      7,826.30      1,912.51      9,738.81      515,207.88     0          1,912.51      0       0       4.3879
   173   25-Apr-16      7,725.07      1,883.89      9,608.96      507,482.81     0          1,883.89      0       0       4.3879
   174   25-May-16    507,482.81      1,855.65    509,338.46               0     0          1,855.65      0       0       4.3879


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.




GSR0101 - CF - B3 - 2 - 12.5 CPR Call (N)

                  AVG LIFE=10.49
1.25 CPR
Call (N)
CMT_1YR=2.0200


 Period   Date       Principal      Interest     Cash Flow     Balance      Princ     Accrued     Interest   Accum      Coupon
  Total                                                                   Writedo[?]  Interest     Shon[?]   Interest
                    2,509,000.00  1,444,427.11  3,953,427.11                  0           ######      0

    0    25-Nov-01             0             0             0  2,509,000.00    0                0      0         0         0
    1    25-Dec-01      2,210.96     13,947.61     16,158.57  2,506,789.04    0        13,947.61      0         0       6.6708
    2    25-Jan-02      2,223.86     13,935.32     16,159.18  2,504,565.18    0        13,935.32      0         0       6.6708
    3    25-Feb-02      2,236.84     13,922.96     16,159.80  2,502,328.34    0        13,922.96      0         0       6.6708
    4    25-Mar-02      2,249.90     13,910.53     16,160.43  2,500,078.44    0        13,910.53      0         0       6.6708
    5    25-Apr-02      2,263.03     13,898.02     16,161.06  2,497,815.41    0        13,898.02      0         0       6.6708
    6    25-May-02      2,276.24     13,885.45     16,161.69  2,495,539.17    0        13,885.45      0         0       6.6708
    7    25-Jun-02      2,289.53     13,872.79     16,162.32  2,493,249.64    0        13,872.79      0         0       6.6708
    8    25-Jul-02      2,302.89     13,860.07     16,162.96  2,490,946.74    0        13,860.07      0         0       6.6708
    9    25-Aug-02      2,316.34     13,847.27     16,163.60  2,488,630.41    0        13,847.27      0         0       6.6708
   10    25-Sep-02      2,329.86     13,834.39     16,164.25  2,486,300.55    0        13,834.39      0         0       6.6708
   11    25-Oct-02      2,343.46     13,821.44     16,164.90  2,483,957.09    0        13,821.44      0         0       6.6708
   12    25-Nov-02      2,357.14     13,808.42     16,165.56  2,481,599.95    0        13,808.42      0         0       6.6708
   13    25-Dec-02      2,370.90     13,795.32     16,166.21  2,479,229.05    0        13,795.32      0         0       6.6708
   14    25-Jan-03      2,384.74     13,782.14     16,166.88  2,476,844.32    0        13,782.14      0         0       6.6708
   15    25-Feb-03      2,398.66     13,768.88     16,167.54  2,474,445.66    0        13,768.88      0         0       6.6709
   16    25-Mar-03      2,412.66     13,755.55     16,168.21  2,472,033.00    0        13,755.55      0         0       6.6709
   17    25-Apr-03      2,426.75     13,742.14     16,168.88  2,469,606.25    0        13,742.14      0         0       6.6709
   18    25-May-03      2,440.91     13,728.65     16,169.56  2,467,165.34    0        13,728.65      0         0       6.6709
   19    25-Jun-03      2,455.16     13,715.08     16,170.24  2,464,710.18    0        13,715.08      0         0       6.6709
   20    25-Jul-03      2,469.49     13,701.44     16,170.93  2,462,240.68    0        13,701.44      0         0       6.6709
   21    25-Aug-03      2,483.91     13,687.71     16,171.62  2,459,756.77    0        13,687.71      0         0       6.6709
   22    25-Sep-03      2,498.41     13,673.90     16,172.31  2,457,258.36    0        13,673.90      0         0       6.6709
   23    25-Oct-03      2,512.99     13,660.01     16,173.01  2,454,745.37    0        13,660.01      0         0       6.6709
   24    25-Nov-03      2,527.66     13,646.05     16,173.71  2,452,217.71    0        13,646.05      0         0       6.6709
   25    25-Dec-03      2,542.42     13,631.99     16,174.42  2,449,675.28    0        13,631.99      0         0       6.6709
   26    25-Jan-04      2,557.26     13,617.86     16,175.13  2,447,118.02    0        13,617.86      0         0       6.6709
   27    25-Feb-04      2,572.19     13,603.65     16,175.84  2,444,545.83    0        13,603.65      0         0       6.6709
   28    25-Mar-04      2,587.21     13,589.35     16,176.56  2,441,958.62    0        13,589.35      0         0       6.6709
   29    25-Apr-04      2,602.31     13,574.97     16,177.28  2,439,356.31    0        13,574.97      0         0       6.6709
   30    25-May-04      2,617.50     13,560.50     16,178.01  2,436,738.81    0        13,560.50      0         0       6.6709
   31    25-Jun-04      2,632.78     13,545.95     16,178.74  2,434,106.02    0        13,545.95      0         0       6.6709
   32    25-Jul-04      2,648.15     13,531.32     16,179.47  2,431,457.87    0        13,531.32      0         0       6.6709
   33    25-Aug-04      2,663.61     13,516.60     16,180.21  2,428,794.25    0        13,516.60      0         0       6.6709
   34    25-Sep-04      2,679.16     13,501.79     16,180.96  2,426,115.09    0        13,501.79      0         0       6.6709
   35    25-Oct-04      2,694.81     13,486.90     16,181.70  2,423,420.28    0        13,486.90      0         0       6.6709
   36    25-Nov-04      2,710.54     13,471.92     16,182.46  2,420,709.74    0        13,471.92      0         0       6.6709
   37    25-Dec-04      2,726.36     13,456.85     16,183.21  2,417,983.38    0        13,456.85      0         0       6.6709
   38    25-Jan-05      2,742.28     13,441.69     16,183.97  2,415,241.10    0        13,441.69      0         0       6.6709
   39    25-Feb-05      2,758.29     13,426.45     16,184.74  2,412,482.81    0        13,426.45      0         0       6.6709
   40    25-Mar-05      2,774.39     13,411.12     16,185.51  2,409,708.42    0        13,411.12      0         0       6.6709
   41    25-Apr-05      2,790.59     13,395.69     16,186.28  2,406,917.83    0        13,395.69      0         0       6.6709
   42    25-May-05      2,806.88     13,380.18     16,187.06  2,404,110.95    0        13,380,18      0         0       6.6709
   43    25-Jun-05      2,823.27     13,364.58     16,187.85  2,401,287.68    0        13,364.58      0         0       6.6709
   44    25-Jul-05      2,839.75     13,348.88     16,188.64  2,398.447.92    0        13,348.88      0         0       6.6709
   45    25-Aug-05      2,856.33     13,333.10     16,189.43  2,395,591.59    0        13,333.10      0         0       6.6709
   46    25-Sep-05      2,873.01     13,317.22     16,910.23  2,392,718.58    0        13,317.22      0         0       6.6709
   47    25-Oct-05      2,960.64     13,048.37     16,009.02  2,389,757.94    0        13,048.37      0         0       6.544
   48    25-Nov-05      2,977.45     13,032.40     16,009.84  2,386,780.49    0        13,032.40      0         0       6.5441
   49    25-Dec-05      2,994.35     13,016.33     16,010.68  2,383,786.14    0        13,016.33      0         0       6.5442
   50    25-Jan-06      3,011.35     13,000.17     16,011.52  2,380,774.80    0        13,000.17      0         0       6.5443
   51    25-Feb-06      3.073.56     12,801.31     15,874.88  2,377,701.23    0        12,801.31      0         0       6.4523
   52    25-Mar-06      3,090.76     12,784.98     15,875.74  2,374,610.47    0        12,784.98      0         0       6.4524
   53    25-Apr-06      3,108.06     12,768.55     15,876.60  2,371,502.42    0        12,768.55      0         0       6.4525
   54    25-May-06      3,125.45     12,752.02     15,877.48  2,368,376.96    0        12,752.02      0         0       6.4526
   55    25-Jun-06      3,142.95     12,735.41     15,878.35  2,365,234.02    0        12,735.41      0         0       6.4527
   56    25-Jul-06      3,160.54     12,718.70     15,879.24  2,362,073.48    0        12,718.70      0         0       6.4528
   57    25-Aug-06      3,490.62     11,535.93     15,026.54  2,358,582.86    0        11,535.93      0         0       5.8606
   58    25-Sep-06      3,981.11      9,933.61     13,914.73  2,354,601.75    0         9,933.61      0         0       5.054
   59    25-Oct-06      3,998.75      9,917.07     13,915.82  2,350,602.99    0         9,917.07      0         0       5.0541
   60    25-Nov-06      4,016.48      9,900.45     13,916.93  2,346,586.52    0         9,900.45      0         0       5.0543
   61    25-Dec-06      4,034.28      9,883.76     13,918.03  2,342,552.24    0         9,883.76      0         0       5.0544
   62    25-Jan-07      4,052.16      9,866.99     13,919.15  2,338,500.08    0         9,866.99      0         0       5.0545
   63    25-Feb-07      4,094.85      9,768.45     13,863.29  2,334,405.23    0         9,768.45      0         0       5.0127
   64    25-Mar-07     29,899.71      9,751.57     39,651.28  2,304,505.51    0         9,751.57      0         0       5.0128
   65    25-Apr-07     29,541.53      9,626.89     39,168.42  2,274,963.98    0         9,626.89      0         0       5.0129
   66    25-May-07     29,187.49      9,503.70     38,691,20  2,245,776,49    0         9,503.70      0         0       5.013
   67    25-Jun-07     28,837.56      9,381.99     38,219.55  2,216,938.93    0         9,381.99      0         0       5.0131
   68    25-Jul-07     28,491.68      9,261.73     37,753.41  2,188,447.24    0         9,261.73      0         0       5.0133
   69    25-Aug-07     28,194.70      8,998.20     37,192.89  2,160,252.55    0         8,998.20      0         0       4.934
   70    25-Sep-07     27,855.72      8,882.50     36,738.21  2,132,396.83    0         8,882.50      0         0       4.9341
   71    25-Oct-07     27,520,67      8,768.19     36,288.86  2,104,876.16    0         8,768.19      0         0       4.9343
   72    25-Nov-07     27,189.52      8,655.25     35,844.77  2,077,686.64    0         8,655.25      0         0       4.9344
   73    25-Dec-07     26,862.21      8,543.66     35,405.88  2,050,824.43    0         8,543.66      0         0       4.9345
   74    25-Jan-08     26,538.71      8,433.42     34,972.13  2,024,285.71    0         8,433.42      0         0       4.9346
   75    25-Feb-08     26,218.97      8,324.50     34,543.47  1,998,066.74    0         8,324.50      0         0       4.9348
   76    25-Mar-08     25,908,79      8,195.11     34,103.90  1,972,157.95    0         8,195.11      0         0       4.9218
   77    25-Apr-08     25,596.31      8,089.04     33,685.35  1,946,561.64    0         8,089.04      0         0       4.9219
   78    25-May-08     25,287.46      7,984.25     33,271.71  1,921,274.18    0         7,984.25      0         0       4.9221
   79    25-Jun-08     24,982.21      7,880.71     32,862.92  1,896,291.97    0         7,880.71      0         0       4.9222
   80    25-Jul-08     24,797.44      7,392.37     32,189.37  1,871,494.53    0         7,392.37      0         0       4.678
   81    25-Aug-08     24,496.44      7,295.85     31,792.29  1,846,998.08    0         7,295.85      0         0       4.6781
   82    25-Sep-08     24,198.96      7,200.49     31,399.45  1,822,799.12    0         7,200.49      0         0       4.6782
   83    25-Oct-08     23,904.96      7,106.29     31,011.25  1,798,894.16    0         7,106.29      0         0       4.6783
   84    25-Nov-08     23,614.39      7,013.24     30,627.63  1,775,279.77    0         7,013.24      0         0       4.6784
   85    25-Dec-08     23,327.22      6,921.31     30,248.53  1,751,952.55    0         6,921.31      0         0       4.6785
   86    25-Jan-09     23,043.41      6,830.50     29,873.91  1,728,909.14    0         6,830.50      0         0       4.6786
   87    25-Feb-09     22,762.92      6,740.79     29,503.71  1,706,146.22    0         6,740.79      0         0       4.6786
   88    25-Mar-09     22,488.28      6,644.15     29,132.43  1,683,657.94    0         6,644.15      0         0       4.6731
   89    25-Apr-09     22,214.26      6,556.70     28,770.96  1,661,443.68    0         6,556.70      0         0       4.6732
   90    25-May-09     22,037.35      6,165.50     28,202.85  1,639,406.33    0         6,165.50      0         0       4.4531
   91    25-Jun-09     21,769.77      6,076.10     27,845.86  1,617,636.56    0         6,076.10      0         0       4.4475
   92    25-Jul-09     21,502.96      5,995.47     27,488.42  1,596,133.61    0         5,995.47      0         0       4.4476
   93    25-Aug-09     21,239.29      5,915.82     27,155.11  1,574,894.32    0         5,915.82      0         0       4.4476
   94    25-Sep-09     20,978.72      5,837.16     26,815.87  1,553,915.60    0         5,837.16      0         0       4.4477
   95    25-Oct-09     20,721.22      5,759.45     26,480.67  1,533,194.38    0         5,759.45      0         0       4.4477
   96    25-Nov-09     20,466.74      5,682.70     26,149.45  1,512,727.64    0         5,682.70      0         0       4.4477
   97    25-Dec-09     20,215.27      5,606.90     25,822.17  1,492,512.37    0         5,606.90      0         0       4.4478
   98    25-Jan-10     19,966.75      5,532.02     25,498.78  1,472,545.62    0         5,532.02      0         0       4.4478
   99    25-Feb-10     19,721.17      5,458.06     25,179.23  1,452,824.45    0         5,458.06      0         0       4.4479
   100   25-Mar-10     19,488.50      5,350.86     24,839.36  1,433,335.95    0         5,350.86      0         0       4.4197
   101   25-Apr-10     19,248.43      5,279.11     24,527.54  1,414,087.52    0         5,279.11      0         0       4.4197
   102   25-May-10     19,011.19      5,208.24     24,219.43  1,395,076.33    0         5,208.24      0         0       4.4197
   103   25-Jun-10     18,777.08      5,137.30     23,914.37  1,376,299.26    0         5,137.30      0         0       4.4189
   104   25-Jul-10     18,545.39      5,068.18     23,613.57  1,357,753.87    0         5,068.18      0         0       4.419
   105   25-Aug-10     18,316.45      4,999.91     23,316.35  1,339,437.42    0         4,999.91      0         0       4.419
   106   25-Sep-10     18,097.24      4,908.85     23,006.90  1,321,340.18    0         4,908.85      0         0       4.3978
   107   25-Oct-10     17,873.50      4,842.54     22,716.03  1,303,466.69    0         4,842.54      0         0       4.3978
   108   25-Nov-10     17,653.97      4,772.04     22,426.01  1,285,812.72    0         4,772.04      0         0       4.3932
   109   25-Dec-10     17,435.45      4,707.41     22,142.86  1,268,377.27    0         4,707.41      0         0       4.3932
   110   25-Jan-11     17,219.51      4,643.59     21,863.10  1,251,157.76    0         4,643.59      0         0       4.4933
   111   25-Feb-11     17,006.13      4,580.55     21,586.68  1,234,151.63    0         4,580.55      0         0       4.4933
   112   25-Mar-11     16,797.30      4,512.29     21,309.59  1,217,354.32    0         4,512.29      0         0       4.3874
   113   25-Apr-11     16,588.89      4,450.88     21,039.77  1,200,765.44    0         4,450.88      0         0       4.3874
   114   25-May-11     16,382.94      4,390.23     20,773.17  1,184,382.49    0         4,390.23      0         0       4.3874
   115   25-Jun-11     16,179.44      4,330.34     20,509.78  1,168,203.06    0         4,330.34      0         0       4.3874
   116   25-Jul-11     15,978.34      4,271.19     20,249.53  1,152,224.71    0         4,271.19      0         0       4.3874
   117   25-Aug-11     15,779.63      4,212.77     19,992.41  1,136,445.08    0         4,212.77      0         0       4.3875
   118   25-Sep-11     15,583.28      4,155.09     19,738.37  1,120,861.80    0         4,155.09      0         0       4.3875
   119   25-Oct-11     15,389.25      4,098.12     19,487.37  1,105,472.54    0         4,098.12      0         0       4.3875
   120   25-Nov-11     15,197.53      4,041.85     19,239.39  1,090,275.01    0         4,041.85      0         0       4.3875
   121   25-Dec-11     15,008.08      3,986.29     18,994.38  1,075,266.93    0         3,986.29      0         0       4.3875
   122   25-Jan-12     14,820.88      3,931.43     18,752.31  1,060,446.05    0         3,931.43      0         0       4.3875
   123   25-Feb-12     14,635.91      3,877.24     18,513.15  1,045,810.14    0         3,877.24      0         0       4.3875
   124   25-Mar-12     14,453.13      3,823.74     18,276.87  1,031,357.01    0         3,823.74      0         0       4.3875
   125   25-Apr-12     14,272.52      3,770.90     18,043.42  1,017,084.49    0         3,770.90      0         0       4.3875
   126   25-May-12     14,094.06      3,718.72     17,812.78  1,002,990.42    0         3,718.72      0         0       4.3875
   127   25-Jun-12     13,917.73      3,667.19     17,584.92    989,072.70    0         3,667.19      0         0       4.3875
   128   25-Jul-12     13,743.49      3,616.31     17,359.80    975,329.21    0         3,616.31      0         0       4.3875
   129   25-Aug-12     13,571.32      3,566.07     17,137.39    961,757.89    0         3,566.07      0         0       4.3875
   130   25-Sep-12     13,401.20      3,516.45     16,917.65    948,356,69    0         3,516.45      0         0       4.3875
   131   25-Oct-12     13,233.11      3,467.46     16,700.57    935,123.58    0         3,467.46      0         0       4.3875
   132   25-Nov-12     13,067.02      3,419.08     16,486.10    922,056.56    0         3,419.08      0         0       4.3875
   133   25-Dec-12     12,902.91      3,371.31     16,274.22    909,153.65    0         3,371.31      0         0       4.3876
   134   25-Jan-13     12,740.75      3,324.14     16,064.89    896,412.90    0         3,324.14      0         0       4.3876
   135   25-Feb-13     12,580.53      3,277.56     15,858.09    883,832.36    0         3,277.56      0         0       4.3876
   136   25-Mar-13     12,422.22      3,231.56     15,653.79    871,410.14    0         3,231.56      0         0       4.3876
   137   25-Apr-13     12,265.80      3,186.15     15,451.95    859,144.34    0         3,186.15      0         0       4.3876
   138   25-May-13     12,111.25      3,141.31     15,252.55    847,033.09    0         3,141.31      0         0       4.3876
   139   25-Jun-13     11,958.54      3,097.03     15,055.57    835,074.55    0         3,097.03      0         0       4.3876
   140   25-Jul-13     11,807.65      3,053.31     14,860.96    823,266.90    0         3,053.31      0         0       4.3876
   141   25-Aug-13     11,658.57      3,010.14     14,668.71    811,608.32    0         3,010.14      0         0       4.3876
   142   25-Sep-13     11,511.27      2,967.52     14,478.79    800,097.05    0         2,967.52      0         0       4.3876
   143   25-Oct-13     11,365.73      2,925.44     14,291.17    788,731.32    0         2,925.44      0         0       4.3876
   144   25-Nov-13     11,221.93      2,883.88     14,105.82    777,509.39    0         2,883.88      0         0       4.3876
   145   25-Dec-13     11,079.86      2,842.66     13,922.71    766,429.53    0         2,842.86      0         0       4.3876
   146   25-Jan-14     10,939.48      2,802.35     13,741.83    755,490.05    0         2,802.35      0         0       4.3876
   147   25-Feb-14     10,800.78      2,762.36     13,563.14    744,689.27    0         2,762.36      0         0       4.3877
   148   25-Mar-14     10,663.75      2,722.87     13,386.62    734,025.52    0         2,722.87      0         0       4.3877
   149   25-Apr-14     10,528.36      2,683.88     13,212.24    723,497.16    0         2,683.88      0         0       4.3877
   150   25-May-14     10,394.59      2,645.39     13,039.89    713,102.58    0         2,645.39      0         0       4.3877
   151   25-Jun-14     10,262.42      2,607.39     12,869.81    702,840.16    0         2,607.39      0         0       4.3877
   152   25-Jul-14     10,131.84      2,569.87     12,701.71    692,708.31    0         2,569.87      0         0       4.3877
   153   25-Aug-14     10,002.83      2,532.83     12,535.66    682,705.49    0         2,532.83      0         0       4.3877
   154   25-Sep-14      9,875.36      2,496.26     12.371.62    672,830.12    0         2,496.26      0         0       4.3877
   155   25-Oct-14      9,749.43      2,460.16     12,209.59    663,080.69    0         2,460.16      0         0       4.3877
   156   25-Nov-14      9,625.01      2,424.51     12,049.52    653,455.68    0         2,424.51      0         0       4.3877
   157   25-Dec-14      9,502.09      2,389.32     11,891.41    643,953.59    0         2,389.32      0         0       4.3877
   158   25-Jan-15      9,380.64      2,354.59     11,735.23    634,572.95    0         2,354.59      0         0       4.3877
   159   25-Feb-15      9,260.66      2,320.29     11,580.95    625,312.29    0         2.320.29      0         0       4.3878
   160   25-Mar-15      9,142.11      2,286.43     11,428.55    616,170.18    0         2,286.43      0         0       4.3878
   161   25-Apr-15      9,025.00      2,253.01     11,278.01    607,145.18    0         2,253.01      0         0       4.3878
   162   25-May-15      8,909.30      2,220.02     11,129.31    598,235.88    0         2,220.02      0         0       4.3878
   163   25-Jun-15      8,794.98      2,187.44     10,982.43    589,440.90    0         2,187.44      0         0       4.3878
   164   25-Jul-15      8,682.05      2,155.29     10,837.34    580,758.85    0         2,155.29      0         0       4.3878
   165   25-Aug-15      8,570.48      2,123.55     10,694.03    572,188.37    0         2.123.55      0         0       4.3878
   166   25-Sep-15      8,460.26      2,092.21     10,552.47    563,728.11    0         2,092.21      0         0       4.3878
   167   25-Oct-15      8,351.36      2,061.28     10,412.65    555,376.75    0         2,061.28      0         0       4.3878
   168   25-Nov-15      8,243.78      2,030.75     10,274.53    547,132.96    0         2,030.75      0         0       4.3878
   169   25-Dec-15      8,137.50      2,000.61     10,138.11    538,995.46    0         2,000.61      0         0       4.3878
   170   25-Jan-16      8,032.50      1,970.86     10,003.37    530,962.96    0         1,970.86      0         0       4.3879
   171   25-Feb-16      7,928.78      1,941.49      9,870.27    532,034.18    0         1,941.49      0         0       4.3879
   172   25-Mar-16      7,826.30      1,912.51      9,738.81    515,207.88    0         1,912.51      0         0       4.3879
   173   25-Apr-16      7,725.07      1,883.89      9,608.96    507,482.81    0         1,883.89      0         0       4.3879
   174   25-May-16      7,625.06      1,855.65      9,480.71    499,857.74    0         1,855.65      0         0       4.3879
   175   25-Jun-16      7,526.26      1,827.77      9,354.04    492,331.48    0         1,827.77      0         0       4.3879
   176   25-Jul-16      7,428.66      1,800.26      9,228.92    484,382 81    0         1,800.26      0         0       4.3879
   177   25-Aug-16      7,332.25      1,773.10      9,155.35    477,575.57    0         1,773.10      0         0       4.3879
   178   25-Sep-16      7,237.00      1,746.29      8,983.29    470,333.57    0         1,746.29      0         0       4.3879
   179   25-Oct-16      7,142.90      1,719.83      8,862.74    463,190.67    0         1,719.83      0         0       4.3879
   180   25-Nov-16      7,049.95      1,693.72      8,743 67    456,140.71    0         1,693.72      0         0       4.388
   181   25-Dec-16      6,958.13      1,667.94      8,626.07    449,182.59    0         1,667.94      0         0       4.388
   182   25-Jan-17      6,867.42      1,642.50      8,509.93    442,315.17    0         1,642.50      0         0       4.388
   183   25-Feb-17      6,777.81       1617.40      8,395.21    435,537.35    0         1,617.40      0         0       4.388
   184   25-Mar.17      6,689.30      1,592.62      8,281.92    428,848.05    0         1,592.62      0         0       4.388
   185   25-Apr-17      6,601.86      1,568.16      8,170.52    422,246.25    0         1,568.16      0         0       4.388
   186   25-May-17      6,515.48      1,544.02      8,059.51    415,730.72    0         1,544.02      0         0       4.388
   187   25-Jun-17      6,430.16      1,520.25      7,950.36    409,300.56    0         1,520.20      0         0       4.388
   188   25-Jul-17      6,345.87      1,496.69      7,842.56    402,954.69    0         1,496.69      0         0       4.3881
   189   25-Aug-17      6,262.61      1,473.49      7,736.10    396,692.08    0         1,473.49      0         0       4.3881
   190   25-Sep-17      6,180.37      1,450.60      7,630.96    390,511.71    0         1,450.60      0         0       4.3881
   191   25-Oct-17      6,099.13      1,428.00      7,527.13    384,412.59    0         1,428.00      0         0       4.3881
   192   25-Nov-17      6,018.88      1,405.70      7,424.58    378,393.71    0         1,405.70      0         0       4.3881
   193   25-Dec-17      5,939.61      1,383.70      7,323.30    372,454.10    0         1,383.70      0         0       4.3881
   194   25-Jan-18      5,861.30      1,361.98      7,223.29    366,592.80    0         1,361.98      0         0       4.3881
   195   25-Feb-18      5,783.96      1,340.55      7,124.51    360,808.84    0         1,340.55      0         0       4.3881
   196   25-Mar-18      5,707.56      1,319.41      7,026.96    355,151.28    0         1,319.41      0         0       4.3882
   197   25-Apr-18      5,632.09      1,298.54      6,930.63    349,469.19    0         1,298.54      0         0       4.3882
   198   25-May-18      5,557.55      1,277.95      6,835.50    343,911.64    0         1,277.95      0         0       4.3882
   199   25-Jun-18      5,483.92      1,257.63      6,741.55    338,427.72    0         1,257.63      0         0       4.3882
   200   25-Jul-18      5,411.19      1,237.58      6,648.77    333,016 53    0         1,237.58      0         0       4.2682
   201   25-Aug-18      5,339.36      1,217.79      6,557.15    327,677.17    0         1,217.79      0         0       4.3882
   202   25-Sep-18      5,268.40      1,198.27      6,466.67    322,408.77    0         1,198.27      0         0       4.3882
   203   25-Oct-18      5,198.32      1,179.01      6,377.33    317,210.46    0         1,179.01      0         0       4.3883
   204   25-Nov-18      5,129.09      1,160.01      6,289.10    312,081.37    0         1,160.01      0         0       4.3883
   205   25-Dec-18      5,060.71      1,141.25      6,201.97    307,020.65    0         1,141.25      0         0       4.3883
   206   25-Jan-19      4,993.18      1,122.75      6,115.93    302,027.47    0         1,122.75      0         0       4.3883
   207   25-Feb-19      4,926.47      1,104.50      6,030.97    297,101.00    0         1,104.50      0         0       4.3883
   208   25-Mar-19      4,860.59      1,086.48      5,947.07    262,240.41    0         1,086.48      0         0       4.3883
   209   25-Apr-19      4,795.51      1,068.71      5,864.23    267,444.89    0         1,068.71      0         0       4.3884
   210   25-May-19      4,731.24      1,051.18      5,782.42    282,713.65    0         1,051.18      0         0       4.3884
   211   25-Jun-19      4,667.76      1,033.88      5,701.64    278,045.89    0         1,033.88      0         0       4.3884
   212   25-Jul-19      4,605.06      1,016.82      5,621.88    273,440.83    0         1,016.82      0         0       4.3884
   213   25-Aug-19      4,543.14        999.98      5,543.11    268,897.70    0           999.98      0         0       4.3884
   214   25-Sep-19      4,481.97        983.37      5,465.34    264,415.72    0           983.37      0         0       4.3884
   215   25-Oct-19      4,421.57        966.98      5,388.55    259,994.16    0           966.98      0         0       4.3885
   216   25-Nov-19      4,361.90        950.82      5,312.72    255,632.25    0           950.82      0         0       4.3885
   217   25-Dec-19      4,302.98        934.87      5,237.85    251,329.27    0           934.87      0         0       4.3885
   218   25-Jan-20      4,244.79        919.14      5,163.92    247,084.49    0           919.14      0         0       4.3885
   219   25-Feb-20      4,187.31        903.62      5,090.93    242,897.18    0           903.62      0         0       4.3885
   220   28-Mar-20      4,130.55        888.31      5,018.85    238,766.63    0           888.31      0         0       4.3886
   221   25-Apr-20      4,074.49         873.2      4,947.69    234,692.14    0            873.2      0         0       4.3886
   222   25-May-20      4,019.12        858.31      4,877.43    230,673.03    0           858.31      0         0       4.3886
   223   25-Jun-20      3,964.44        843.61      4,808.05    226,708.59    0           843.61      0         0       4.3886
   224   25-Jul-20      3,910.44        829.12      4,739.56    222,798 15    0           829.12      0         0       4.3886
   225   25-Aug-20      3,857.11        814.82      4,671.93    218,941.04    0           814.82      0         0       4.3887
   226   25-Sep-20      3,804.44        800.72      4,605.16    215,136.61    0           800.72      0         0       4.3887
   227   25-Oct-20      3,752.42        786.81      4,539.23    211,384.18    0           786.81      0         0       4.3887
   228   25-Nov-20      3,701.05        773.09      4,474.14    207,683.13    0           773.09      0         0       4.3887
   229   25-Dec-20      3,650.33        759.56      4,409.88    204,032.80    0           759.56      0         0       4.3887
   230   25-Jan-21      3,600.23        746.21      4,346.44    200,432.58    0           746.21      0         0       4.3888
   231   25-Feb-21      3,550.76        733.05      4,283.80    196,881.82    0           733.05      0         0       4.3888
   232   25-Mar-21      3,501.90        720.07      4,221.96    193,379.92    0           720.07      0         0       4.3888
   233   25-Apr-21      3,453.65        707.26      4,160.91    189,926.27    0           707.26      0         0       4.3888
   234   25-May-21      3,406.01        694.63      4,100.64    186,520.27    0           694.63      0         0       4.3889
   235   25-Jun-21      3,358.96        682.18      4,041.14    183,161.31    0           682.18      0         0       4.3889
   236   25-Jul-21      3,312.49         669.9      3,982.39    179,848.82    0            669.9      0         0       4.3889
   237   25-Aug-21      3,266.61        657.79      3,924.40    176,582.21    0           657.79      0         0       4.3889
   238   25-Sep-21      3,221.30        645.85      3,867.15    173,360.90    0           645.85      0         0       4.389
   239   25-Oct-21      3,176.56        634.07      3,810.63    170,184.34    0           634.07      0         0       4.389
   240   25-Nov-21      3,132.38        622.45      3,754.84    167,051.96    0           622.45      0         0       4.389
   241   25-Dec-21      3,088.76           611      3,699.76    163,963.28    0              611      0         0       4.3891
   242   25-Jan-22      3,045.68        599.71      3,645.38    160,917.53    0           599.71      0         0       4.3891
   243   25-Feb-22      3,003.14        588.57      3,591.71    157,914.39    0           588.57      0         0       4.3891
   244   25-Mar-22      2,961.13        577.59      3,538.72    154,953.26    0           577.59      0         0       4.3891
   245   25-Apr-22      2,919.66        566.76      3,486.42    152,033.60    0           566.76      0         0       4.3892
   246   25-May-22      2,878.70        556.09      3,434.79    149,154.90    0           556.09      0         0       4.3892
   247   25-Jun-22      2,838.26        545.56      3,383.82    146,316.64    0           545.56      0         0       4.3892
   248   25-Jul-22      2,798.33        535.19      3,333.51    143,518.32    0           535.19      0         0       4.3893
   249   25-Aug-22      2,758.90        524.95      3,283.85    140,759.42    0           524.95      0         0       4.3893
   250   25-Sep-22      2,719.97        514.87      3,234.84    138,039.45    0           514.87      0         0       4.3893
   251   25-Oct-22      2,681.53        504.92      3,186.45    135,357.92    0           504.92      0         0       4.3894
   252   25-Nov-22      2,643.57        495.12      3,138.69    132,714.34    0           495.12      0         0       4.3894
   253   25-Dec-22      2,606.10        485.45      3,091.55    130,108.25    0           485.45      0         0       4.3894
   254   25-Jan-23      2,569.10        475.92      3,045.02    127,539.15    0           475.92      0         0       4.3895
   255   25-Feb-23      2,532.56        466.53      2,999.09    125,006.59    0           466.53      0         0       4.3895
   256   25-Mar-23      2,496.49        457.27      2,953.76    122,510.10    0           457.27      0         0       4.3896
   257   25-Apr-23      2,460.88        448.14      2,909.02    120,049.22    0           448.14      0         0       4.3896
   258   25-May-23      2,425.71        439.14      2,864.86    117,623.50    0           439.14      0         0       4.3896
   259   25-Jun-23      2,391.00        430.27      2,821.27    115,232.51    0           430.27      0         0       4.3897
   260   25-Jul-23      2,356.72        421.53      2,778.25    112,875.78    0           421.53      0         0       4.3897
   261   25-Aug-23      2,322.88        412.91      2,735.79    110,552.90    0           412.91      0         0       4.3898
   262   25-Sep-23      2,289.47        404.42      2,693.89    108,263.43    0           404.42      0         0       4.3898
   263   25-Oct-23      2,256.48        396.05      2,652.53    106,006.95    0           396.05      0         0       4.3898
   264   25-Nov-23      2,223.92         387.8      2,611.72    103,783.03    0            387.8      0         0       4.3899
   265   25-Dec-23      2,191.77        379.67      2,571.44    101,591.26    0           379.67      0         0       4.3899
   266   25-Jan-24      2,160.03        371.65      2,531.68     99,431.23    0           371.65      0         0       4.39
   267   25-Feb-24      2,128.69        363.76      2,492.45     97,302.54    0           363.76      0         0       4.39
   268   25-Mar-24      2,097.76        355.97      2,453.73     95,204.79    0           355.97      0         0       4.3901
   269   25-Apr-24      2,067.21         348.3      2,415.52     93,137.57    0            348.3      0         0       4.3901
   270   25-May-24      2,037.06        340.74      2,377.81     91,100.51    0           340.74      0         0       4.3902
   271   25-Jun-24      2,007.30        333.29      2,340.60     89,093.21    0           333.29      0         0       4.3902
   272   25-Jul-24      1,977.92        325.95      2,303.87     87,115.29    0           325.95      0         0       4.3903
   273   25-Aug-24      1,948.91        318.72      2,267.63     85,166.38    0           318.72      0         0       4.3904
   274   25-Sep-24      1,920.28         311.6      2,231.87     83,246.10    0            311.6      0         0       4.3904
   275   25-Oct-24      1,892.01        304.57      2,196.59     81,354.09    0           304.57      0         0       4.3905
   276   25-Nov-24      1,864.11        297.66      2,161.76     79,489.98    0           297.66      0         0       4.3905
   277   25-Dec-24      1,836.56        290.84      2,127.40     77,653.42    0           290.84      0         0       4.3906
   278   25-Jan-25      1,809.37        284.13      2,093.50     75,844.05    0           284.13      5         0       4.3907
   279   25-Feb-25      1,782.53        277.51      2,060.04     74,061.52    0           277.51      0         0       4.3907
   280   25-Mar-25      1,756.04        270.99      2,027.53     72,305.48    0           270.99      0         0       4.3908
   281   25-Apr-25      1,729.88        264.57      1,994.46     70,575.59    0           264.57      0         0       4.3909
   282   25-May-25      1,704.07        258.24      1,962.31     68,871.52    0           258.24      0         0       4.3909
   283   25-Jun-25      1,678.59        252.01      1,930.60     67,192.94    0           252.01      0         0       4.391
   284   25-Jul-25      1,653.44        245.88      1,899.31     65,539.50    0           245.88      0         0       4.3911
   285   25-Aug-25      1,628.61        239.83      1,868.44     63,910.89    0           239.83      0         0       4.3912
   286   25-Sep-25      1,604.11        233.87      1,837.98     62,306.78    0           233.87      0         0       4.3913
   287   25-Oct-25      1,579.92        228.01      1,807.93     60,726.86    0           228.01      0         0       4.3914
   288   25-Nov-25      1,556.05        222.23      1,778.28     59,170.82    0           222.23      0         0       4.3914
   289   25-Dec-25      1,532.48        216.54      1,749.02     57,638.33    0           216.54      0         0       4.3915
   290   25-Jan-26      1,509.23        210.94      1,720.16     56,129.11    0           210.94      0         0       4.3916
   291   25-Feb-26      1,486.27        205.42      1,691.69     54,642.84    0           205.42      0         0       4.3917
   292   25-Mar-26      1,463.62        199.99      1,663.60     53,179.22    0           199.99      0         0       4.3918
   293   25-Apr-26      1,441.26        194.63      1,635.89     51,737.96    0           194.63      0         0       4.3919
   294   25-May-26      1,419.19        189.36      1,608.55     50,318.78    0           189.36      0         0       4.392
   295   25-Jun-26      1,397.41        184.17      1,581.58     48,921.37    0           184.17      0         0       4.3922
   296   25-Jul-26      1,375.91        179.06      1,554.98     47,545.46    0           179.06      0         0       4.3923
   297   25-Aug-26      1,304.70        174.03      1,528.73     46,190.76    0           174.03      0         0       4.3924
   298   25-Sep-26      1,333.76        169.08      1,502.84     44,857.00    0           169.08      0         0       4.3925
   299   25-Oct-26      1,313.10         164.2      1,477.30     43,543.90    0            164.2      0         0       4.3927
   300   25-Nov-26      1,292.71         159.4      1,452.11     42,251.20    0            159.4      0         0       4.3928
   301   25-Dec-26      1,272.58        154.67      1,427.25     40,978.62    0           154.67      0         0       4.3929
   302   25-Jan-27      1,252.72        150.02      1,402.74     39,725.89    0           150.02      0         0       4.3931
   303   25-Feb-27      1,233.12        145.44      1,378.56     38,492.77    0           145.44      0         0       4.3933
   304   25-Mar-27      1,213.78        140.93      1,354.71     37,278.98    0           140.93      0         0       4.3934
   305   25-Apr-27      1,194.70        136.49      1,331.19     36,084.28    0           136.49      0         0       4.3936
   306   25-May-27      1,175.87        132.12      1,307.99     34,908.42    0           132.12      0         0       4.3938
   307   25-Jun-27      1,157.28        127.82      1,285.10     33,751.14    0           127.82      0         0       4.394
   308   25-Jul-27      1,138.94        123.59      1,262.53     32,612.19    0           123.59      0         0       4.3942
   309   25-Aug-27      1,120.85        119.42      1,240,27     31,491.35    0           119.42      0         0       4.3944
   310   25-Sep-27      1,102.99        115.33      1,218.32     30,388.36    0           115.33      0         0       4.3946
   311   25-Oct-27      1,085.37        111.29      1,196.66     29,302.99    0           111.29      0         0       4.3948
   312   25-Nov-27      1,067.98        107.32      1,175.31     28,235.01    0           107.32      0         0       4.3951
   313   25-Dec-27      1,050.83        103.42      1,154.25     27,184.18    0           103.42      0         0       4.3953
   314   25-Jan-28      1,033.90         99.58      1,133.48     26,150.28    0            99.58      0         0       4.3956
   315   25-Feb-28      1,017.20         95.79      1,112.99     25,133.08    0            95.79      0         0       4.3959
   316   25-Mar-28      1,000.72         92.07      1,092.79     24,132.36    0            92.07      0         0       4.3962
   317   25-Apr-28        984.46         88.42      1,072.88     23,147.90    0            88.42      0         0       4.3965
   318   25-May-28        968.42         84.82      1,053.23     22,179.48    0            84.82      0         0       4.3969
   319   25-Jun-28        952.59         81.27      1,033.86     21,226.89    0            81.27      0         0       4.3972
   320   25-Jul-28        936.97         77.79      1,014.76     20,289.92    0            77.79      0         0       4.3976
   321   25-Aug-28        921.57         74.36        995.93     19,368.35    0            74.36      0         0       4.3981
   322   25-Sep-28        906.37         70.99        977.36     18,461.98    0            70.99      0         0       4.3985
   323   25-Oct-28        891.37         67.68        959.05     17,570.61    0            67.68      0         0       4.399
   324   25-Nov-28        876.58         64.42           941     16,694.04    0            64.42      0         0       4.3996
   325   25-Dec-28        861.98         61.21         923.2     15,832.05    0            61.21      0         0       4.4001
   326   25-Jan-29        847.58         58.06        905.64     14,984.47    0            58.06      0         0       4.4008
   327   25-Feb-29        796.52         54.96        851.48     14,187.95    0            54.96      0         0       4.4015
   328   25-Mar-29        783.18         52.05        835.23     13,404.77    0            52.05      0         0       4.4021
   329   25-Apr-29        770.02         49.18         819.2     12,634.75    0            49.18      0         0       4.4027
   330   25-May-29         606.2         46.36        652.56     12,028.55    0            46.36      0         0       4.4034
   331   25-Jun-29        594.11         44.14        638.25     11,434.44    0            44.14      0         0       4.4036
   332   25-Jul-29        584.23         41.96        626.19     10,850.22    0            41.96      0         0       4.4037
   333   25-Aug-29        574.48         39.82         614.3     10,275.74    0            39.82      0         0       4.4039
   334   25-Sep-29        564.86         37.71        602.57      9,710.88    0            37.71      0         0       4.404
   335   25-Oct-29        555.37         35.64        591.01      9,155.51    0            35.64      0         0       4.4042
   336   25-Nov-29        546.01          33.6        579.62      8,609.50    0             33.6      0         0       4.4044
   337   25-Dec-29        536.78          31.6        568.38      8,072.72    0             31.6      0         0       4.4046
   338   25-Jan-30        527.67         29.63         557.3      7,545.05    0            29.63      0         0       4.4049
   339   25-Feb-30        518.68          27.7        546.38      7,026.37    0             27.7      0         0       4.4052
   340   25-Mar-30        502.33          25.8        528.13      6,524.03    0             25.8      0         0       4.4055
   341   25-Apr-30        493.73         23.95        517.68      6,030.31    0            23.95      0         0       4.4057
   342   25-May-30        485.24         22.14        507.38      5,545.07    0            22.14      0         0       4.4061
   343   25-Jun-30        472.84         20.36        493.21      5,072.23    0            20.36      0         0       4.4064
   344   25-Jul-30        464.66         18.63        483.29      4,607.57    0            18.63      0         0       4.4068
   345   25-Aug-30        456.59         16.92        473.51      4,150.98    0            16.92      0         0       4.4072
   346   25-Sep-30        444.55         15.25        459.79      3,706.44    0            15.25      0         0       4.4077
   347   25-Oct-30        436.77         13.62        450.38      3,269.67    0            13.62      0         0       4.4083
   348   25-Nov-30         427.7         12.01        439.72      2,841.97    0            12.01      0         0       4.409
   349   25-Dec-30        420.16         10.44         430.6      2,421.81    0            10.44      0         0       4.4098
   350   25-Jan-31        387.06           8.9        395.96      2,034.75    0              8.9      0         0       4.411
   351   25-Feb-31        380.19          7.48        387.67      1,654.55    0             7.48      0         0       4.4118
   352   25-Mar.31        373.42          6.08         379.5      1,281.14    0             6.08      0         0       4.4129
   353   25-Apr-31        366.74          4.71        371.45         914.4    0             4.71      0         0       4.4147
   354   25-May-31        360.15          3.37        363.52        554.25    0             3.37      0         0       4.4178
   355   25-Jun-31        353.65          2.04         355.7         200.6    0             2.04      0         0       4.4249
   356   25-Jul-31        194.26          0.75        195.01          6.34    0             0.75      0         0       4.4569
   357   25-Aug-31          6.34          0.02          6.36             0    0             0.02      0         0       4.4625



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.




GSR0101 Price/Yield - A1_1

Balance          $165,021,000.00          Delay                 0                Index                     LIBOR_1M0 I 2.02
Coupon           2.992                    Dated                 11/25/01         Margin
Settle           11/27/01                 First Payment         12/25/01         Cap / Floor               999 / 0



     Price        15 CPR, Call    20 CPR, Call (Y)   25 CPR, Call (Y)  35 CPR, Call (Y)  50 CPR, Call (Y)   70 CPR, Call
                       (Y)                                                                                       (Y)
       99.000        3.636               3.84            4.055            4.521              5.339           6.785  Yield
       99.000          143                163              185              231                313             458  Spread
       99.125        3.557              3.736            3.924            4.331              5.045           6.307  Yield
       99.125          135                153              171              212                283             410  Spread
       99.250        3.478              3.631            3.792            4.141              4.751           5.831  Yield
       99.250          127                142              158              193                254             362  Spread
       99.375          3.4              3.527            3.661            3.951              4.459           5.356  Yield
       99.375          119                132              145              174                225             315  Spread
       99.500        3.322              3.424            3.531            3.762              4.168           4.883  Yield
       99.500          111                121              132              155                196             267  Spread
       99.625        3.244               3.32              3.4            3.573              3.877           4.412  Yield
       99.625          103                111              119              136                167             220  Spread
       99.750        3.166              3.217             3.27            3.385              3.587           3.943  Yield
       99.750           96                101              106              118                138             173  Spread
       99.875        3.088              3.114             3.14            3.198              3.299           3.476  Yield
       99.875           88                 90               93               99                109             127  Spread
      100.000        3.011              3.011            3.011            3.011              3.011           3.011  Yield
      100.000           80                 80               80               80                 80              80  Spread
      100.125        2.933              2.908            2.881            2.824              2.724           2.547  Yield
      100.125           72                 70               67               61                 51              34  Spread
      100.250        2.856              2.806            2.753            2.638              2.438           2.085  Yield
      100.250           65                 60               54               43                 23             -12  Spread
      100.375        2.779              2.703            2.624            2.452              2.152           1.625  Yield
      100.375           57                 49               41               24                 -6             -58  Spread
      100.500        2.702              2.601            2.496            2.267              1.868           1.167  Yield
      100.500           49                 39               29                6                -34            -104  Spread
      100.625        2.626                2.5            2.368            2.083              1.585           0.711  Yield
      100.625           42                 29               16              -13                -63            -150  Spread
      100.750        2.549              2.398             2.24            1.899              1.302           0.256  Yield
      100.750           34                 19                3              -31                -91            -195  Spread
      100.875        2.473              2.297            2.113            1.715               1.02          -0.197  Yield
      100.875           26                  9              -10              -50               -119            -241  Spread
      101.000        2.396              2.196            1.986            1.532              0.739          -0.648  Yield
      101.000           19                 -1              -22              -68               -147            -286  Spread

WAL                   1.69               1.27                1             0.69               0.44            0.27
Mod Dum              1.614              1.216            0.966            0.669              0.435           0.269

CMT_1YR               2.02               2.02             2.02             2.02               2.02            2.02



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0101 Price/Yield - A1_2

Balance          $72,652,000.00           Delay                 24               Index                     LIBOR_1MO I 2.02
Coupon           4.497                    Dated                 11/1/01          Margin
Settle           11/27/01                 First Payment         12/25/01         Cap / Floor               999 / 0



     Price        15 CPR, Call    20 CPR, Call (Y)   25 CPR, Call (Y)  35 CPR, Call (Y)  50 CPR, Call (Y)   70 CPR, Call
                       (Y)                                                                                       (Y)
       99.000        4.714          4.745              4.796            4.909              5.114           5.499  Yield
       99.000           58             86                127              197                276             338  Spread
       99.125        4.683          4.708               4.75            4.843              5.011           5.327  Yield
       99.125           55             82                122              190                266             321  Spread
       99.250        4.652          4.671              4.704            4.777              4.908           5.155  Yield
       99.250           52             79                117              184                256             304  Spread
       99.375         4.62          4.635              4.658            4.711              4.805           4.984  Yield
       99.375           49             75                113              177                245             286  Spread
       99.500        4.589          4.598              4.612            4.645              4.703           4.813  Yield
       99.500           46             71                108              170                235             269  Spread
       99.625        4.558          4.561              4.567            4.579              4.601           4.642  Yield
       99.625           43             68                104              164                225             252  Spread
       99.750        4.527          4.525              4.521            4.513              4.499           4.471  Yield
       99.750           40             64                 99              157                215             235  Spread
       99.875        4.496          4.488              4.476            4.447              4.397           4.301  Yield
       99.875           37             60                 95              151                205             218  Spread
      100.000        4.465          4.452               4.43            4.382              4.295           4.132  Yield
      100.000           33             57                 90              144                194             201  Spread
      100.125        4.434          4.415              4.385            4.317              4.194           3.963  Yield
      100.125           30             53                 85              138                184             184  Spread
      100.250        4.403          4.379               4.34            4.251              4.092           3.794  Yield
      100.250           27             50                 81              131                174             167  Spread
      100.375        4.372          4.343              4.294            4.186              3.991           3.625  Yield
      100.375           24             46                 76              125                164             151  Spread
      100.500        4.341          4.306              4.249            4.121               3.89           3.457  Yield
      100.500           21             42                 72              118                154             134  Spread
      100.625         4.31           4.27              4.204            4.056               3.79           3.289  Yield
      100.625           18             39                 67              112                144             117  Spread
      100.750         4.28          4.234              4.159            3.991              3.689           3.122  Yield
      100.750           15             35                 63              105                134             100  Spread
      100.875        4.249          4.198              4.114            3.926              3.589           2.954  Yield
      100.875           12             31                 58               99                124              83  Spread
      101.000        4.218          4.162               4.07            3.862              3.488           2.788  Yield
      101.000            9             28                 54               92                114              67  Spread

WAL                   4.53            3.8                  3             2.03               1.29            0.76
Mod Dum              4.019          3.419              2.746            1.903              1.227           0.735

CMT_1YR               2.02           2.02               2.02             2.02               2.02            2.02



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




$97,544,000.00               Delay                   24                Index                      LIBOR_1MO I 2.02
5.95                         Dated                   11/1/01           Margin
11/27/01                     First Payment           12/25/01          Cap / Floor                999 / 0



 15 CPR, Call (Y)   20 CPR, Call (Y)    25 CPR, Call (Y)   35 CPR, Call (Y)   50 CPR, Call (Y)   70 CPR, Call (Y)
             5.921               5.921                5.92             5.908                5.87            5.778   Yield
               173                 173                 175               193                 240              306   Spread
              5.89                5.89               5.889             5.872               5.821            5.701   Yield
               170                 170                 172               189                 235              298   Spread
             5.859               5.859               5.858             5.836               5.773            5.624   Yield
               167                 167                 169               186                 230              290   Spread
             5.828               5.828               5.826             5.801               5.725            5.547   Yield
               163                 163                 166               182                 225              282   Spread
             5.797               5.797               5.795             5.765               5.677             5.47   Yield
               160                 160                 163               179                 221              275   Spread
             5.767               5.767               5.764             5.729               5.629            5.393   Yield
               157                 157                 159               175                 216              267   Spread
             5.736               5.736               5.733             5.694               5.581            5.317   Yield
               154                 154                 156               172                 211              259   Spread
             5.705               5.705               5.702             5.659               5.533            5.241   Yield
               151                 151                 153               168                 206              252   Spread
             5.675               5.675               5.671             5.623               5.486            5.164   Yield
               148                 148                 150               165                 201              244   Spread
             5.644               5.644                5.64             5.588               5.438            5.088   Yield
               145                 145                 147               161                 197              237   Spread
             5.614               5.614               5.609             5.552                5.39            5.012   Yield
               142                 142                 144               157                 192              229   Spread
             5.583               5.583               5.578             5.517               5.343            4.936   Yield
               139                 139                 141               154                 187              221   Spread
             5.553               5.553               5.547             5.482               5.296            4.861   Yield
               136                 136                 138               150                 182              214   Spread
             5.523               5.523               5.516             5.447               5.248            4.785   Yield
               133                 133                 135               147                 178              206   Spread
             5.492               5.492               5.486             5.412               5.201             4.71   Yield
               130                 130                 132               143                 173              199   Spread
             5.462               5.462               5.455             5.377               5.154            4.635   Yield
               127                 127                 128               140                 168              191   Spread
             5.432               5.432               5.424             5.342               5.107             4.56   Yield
               124                 124                 125               136                 164              184   Spread

              4.74                4.74                4.67              4.03                 2.9             1.75
             4.035               4.035               3.976             3.484               2.585            1.618

              2.02                2.02                2.02              2.02                2.02             2.02



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0101 Price/Yield - A_2

Balance          $103,897,000.00          Delay                 24               Index                     LIBOR_1MO I 2.02
Coupon           5.458                    Dated                 11/1/01          Margin
Settle           11/27/01                 First Payment         12/25/01         Cap / Floor               999 / 0



     Price        15 CPR, Call    20 CPR, Call (Y)   25 CPR, Call (Y)  35 CPR, Call (Y)  50 CPR, Call (Y)   70 CPR, Call
                       (Y)                                                                                       (Y)
     100.000           5.411          5.394              5.374            5.326              5.231           5.044  Yield
     100.000             142            167                189              233                281             292  Spread
     100.125           5.375          5.352              5.325             5.26              5.132           4.881  Yield
     100.125             138            163                184              226                271             276  Spread
     100.250           5.339          5.309              5.276            5.194              5.034           4.718  Yield
     100.250             134            158                180              220                261             260  Spread
     100.375           5.303          5.267              5.226            5.128              4.936           4.557  Yield
     100.375             131            154                175              213                251             244  Spread
     100.500           5.267          5.225              5.177            5.063              4.838           4.395  Yield
     100.500             127            150                170              207                242             228  Spread
     100.625           5.231          5.183              5.128            4.997               4.74           4.235  Yield
     100.625             123            146                165              200                232             211  Spread
     100.750           5.195          5.141               5.08            4.932              4.643           4.074  Yield
     100.750             120            141                160              194                222             195  Spread
     100.875           5.159          5.099              5.031            4.867              4.546           3.915  Yield
     100.875             116            137                155              187                212             179  Spread
     101.000           5.123          5.057              4.982            4.802              4.449           3.755  Yield
     101.000             113            133                150              181                203             164  Spread
     101.125           5.088          5.016              4.934            4.738              4.353           3.596  Yield
     101.125             109            129                145              174                193             148  Spread
     101.250           5.052          4.974              4.885            4.673              4.256           3.438  Yield
     101.250             106            125                141              168                183             132  Spread
     101.375           5.017          4.933              4.837            4.609               4.16            3.28  Yield
     101.375             102            121                136              161                174             116  Spread
     101.500           4.981          4.891              4.789            4.544              4.065           3.123  Yield
     101.500              99            116                131              155                164             100  Spread
     101.625           4.946           4.85              4.741             4.48              3.969           2.966  Yield
     101.625              95            112                126              148                155              85  Spread
     101.750            4.91          4.809              4.693            4.416              3.874            2.81  Yield
     101.750              91            108                121              142                145              69  Spread
     101.875           4.875          4.768              4.645            4.353              3.779           2.654  Yield
     101.875              88            104                117              136                136              53  Spread
     102.000            4.84          4.727              4.598            4.289              3.685           2.499  Yield
     102.000              84            100                112              129                126              38  Spread

WAL                     4.09           3.45               2.92             2.13               1.38            0.81
Mod Dum                3.454          2.956               2.54            1.902              1.276           0.775

CMT_1YR                 2.02           2.02               2.02             2.02               2.02            2.02



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0101 - Price/Yield - A1_2

Balance          $72,652,000.00           Delay               24
Coupon           4.6597                   Dated               11/1/01
Settle           11/27/01                 First Payment       12/25/01


          15 CPR,    20 CPR,   22 CPR,  25 CPR,   30 CPR,   35 CPR,  40 CPR,     45 CPR,   50 CPR,   55 CPR,       60 CPR,
  Price   Call (Y)    Call      Call     Call      Call      Call     Call         Call     Call       Call          Call (Y)

  100.000   4.628     4.614     4.606    4.592      4.567     4.542     4.514      4.484      4.452      4.416     4.376  Yield
  100.000      71        94       108      126        158       180       197        209        219        226       230  Spread
  100.125   4.597     4.578     4.566    4.546      4.512     4.476     4.437      4.396       4.35        4.3     4.244  Yield
  100.125      68        90       104      122        153       174       189        200        209        214       216  Spread
  100.250   4.565     4.541     4.526    4.501      4.457     4.411     4.361      4.308      4.249      4.185     4.113  Yield
  100.250      65        87       100      117        147       167       182        192        198        202       203  Spread
  100.375   4.534     4.505     4.486    4.456      4.402     4.345     4.285      4.219      4.147      4.069     3.981  Yield
  100.375      61        83        96      113        142       160       174        183        188        191       190  Spread
  100.500   4.503     4.468     4.446     4.41      4.347      4.28     4.208      4.131      4.046      3.954      3.85  Yield
  100.500      58        79        92      108        136       154       166        174        178        179       177  Spread
  100.625   4.473     4.432     4.407    4.365      4.292     4.215     4.132      4.043      3.945      3.839     3.719  Yield
  100.625      55        76        88      104        131       147       159        165        168        168       164  Spread
  100.750   4.442     4.396     4.367     4.32      4.237      4.15     4.056      3.956      3.845      3.724     3.589  Yield
  100.750      52        72        84       99        125       141       151        156        158        156       151  Spread
  100.875   4.411     4.359     4.327    4.275      4.183     4.085      3.98      3.868      3.744      3.609     3.458  Yield
  100.875      49        68        80       94        120       134       144        148        148        145       138  Spread
  101.000    4.38     4.323     4.288     4.23      4.128      4.02     3.904       3.78      3.644      3.495     3.328  Yield
  101.000      46        65        76       90        114       128       136        139        138        133       125  Spread
  101.125   4.349     4.287     4.249    4.185      4.074     3.955     3.829      3.693      3.543      3.381     3.198  Yield
  101.125      43        61        72       86        109       121       128        130        128        122       112  Spread
  101.250   4.319     4.251     4.209     4.14      4.019     3.891     3.753      3.606      3.443      3.267     3.069  Yield
  101.250      40        58        68       81        103       115       121        121        118        111        99  Spread
  101.375   4.288     4.215      4.17    4.095      3.965     3.826     3.678      3.519      3.343      3.153     2.939  Yield
  101.375      37        54        64       77         98       109       113        113        108         99        86  Spread
  101.500   4.257     4.179     4.131    4.051       3.91     3.762     3.603      3.432      3.244      3.039      2.81  Yield
  101.500      34        50        61       72         92       102       106        104         98         88        73  Spread
  101.625   4.227     4.143     4.091    4.006      3.856     3.697     3.528      3.345      3.144      2.926     2.681  Yield
  101.625      31        47        57       68         87        96        98         95         88         77        60  Spread
  101.750   4.196     4.108     4.052    3.961      3.802     3.633     3.453      3.259      3.045      2.813     2.553  Yield
  101.750      28        43        53       63         82        89        91         87         78         65        47  Spread
  101.875   4.166     4.072     4.013    3.917      3.748     3.569     3.378      3.172      2.946        2.7     2.424  Yield
  101.875      25        40        49       59         76        83        83         78         68         54        34
  102.000   4.135     4.036     3.974    3.873      3.694     3.505     3.303      3.086      2.847      2.587     2.296  Spread
  102.000      22        36        45       54         71        76        76         69         58         43        22  Yield
                                                                                                                          Spread
WAL          4.53       3.8      3.45        3       2.44      2.03      1.73       1.49       1.29       1.13      0.99
Mod Dum      4.009     3.414     3.125    2.744       2.26     1.904     1.63       1.412      1.23       1.079     0.949
Principal
            Aug05     Aug04     May04    Jan04      Sep03    May03     Feb03      Dec02      Oct02      Sep02     Aug02
Windc       -Aug06    -Aug06    -Jun06   -Nov05     -Feb05   -Jul04    -Feb04     -Nov03     -Jul03     -May03    -Mar03
CMT_1YR       1.97      1.97      1.97     1.97       1.97      1.97     1.97       1.97       1.97      1.97       1.97



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman Sachs and not by the issuer of the securities or any of its affiliates. Goldman Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.




GSRO101-Price/Yield - A_2

Balance                     $103,897,000.00         Delay              24
Coupon                      5.252                   Dated              11/1/01
Settle                      11/27/01                First Payment      12/25/01


Swap curve: 1yr      2yr     3yr    4yr     5yr    6yr     7yr   8yr   9yr   10yr
            2.08     2.72    3.33   3.76    4.06   4.29    4.46  4.59  4.70  4.80

     Price        15 CPR, Call    20 CPR, Call (Y)   25 CPR, Call (Y)  35 CPR, Call (Y)  50 CPR, Call (Y)   70 CPR, Call
                       (Y)                                                                                       (Y)
     100.000          5.206              5.189               5.17            5.124              5.032           4.852  Yield
     100.000            142                167                189              233                271             277  Spread
     100.125           5.17              5.147              5.121            5.058              4.934           4.689  Yield
     100.125            138                163                184              226                261             261  Spread
     100.250          5.134              5.105              5.072            4.992              4.836           4.528  Yield
     100.250            135                158                179              220                251             245  Spread
     100.375          5.098              5.063              5.023            4.927              4.738           4.366  Yield
     100.375            131                154                174              213                242             229  Spread
     100.500          5.062              5.021              4.974            4.862               4.64           4.205  Yield
     100.500            128                150                169              206                232             213  Spread
     100.625          5.027              4.979              4.926            4.797              4.543           4.045  Yield
     100.625            124                146                165              200                222             196  Spread
     100.750          4.991              4.938              4.877            4.732              4.446           3.885  Yield
     100.750            120                142                160              193                212             180  Spread
     100.875          4.955              4.896              4.829            4.667              4.349           3.725  Yield
     100.875            117                137                155              187                203             165  Spread
     101.000           4.92              4.855               4.78            4.602              4.253           3.566  Yield
     101.000            113                133                150              181                193             149  Spread
     101.125          4.884              4.813              4.732            4.538              4.157           3.408  Yield
     101.125            110                129                145              174                183             133  Spread
     101.250          4.849              4.772              4.684            4.473              4.061            3.25  Yield
     101.250            106                125                140              168                174             117  Spread
     101.375          4.814              4.731              4.636            4.409              3.965           3.092  Yield
     101.375            103                121                136              161                164             101  Spread
     101.500          4.778              4.689              4.588            4.345               3.87           2.935  Yield
     101.500             99                117                131              155                155              86  Spread
     101.625          4.743              4.648               4.54            4.282              3.774           2.779  Yield
     101.625             96                113                126              148                145              70  Spread
     101.750          4.708              4.607              4.493            4.218               3.68           2.623  Yield
     101.750             92                109                121              142                136              54  Spread
     101.875          4.673              4.566              4.445            4.154              3.585           2.467  Yield
     101.875             89                104                116              136                126              39  Spread
     102.000          4.638              4.526              4.398            4.091              3.491           2.312  Yield
     102.000             85                100                112              129                117              23  Spread

WAL                    4.09               3.45               2.92             2.13               1.38            0.81
Principal
Window            Dec01 - May09      Dec01 - May09      Dec01 - May09     Dec01 - May09     Dec01 - May09    Dec01 - May09

CMT_1YR                1.97               1.97               1.97             1.97               1.97            1.97


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSRO101-Price/Yield - B1

Balance               $6,159,000.00       Delay                    24
Coupon                6.6708              Dated                    11/1/01
Settle                11/27/01            First Payment            12/25/01


     Price        15 CPR, Call    20 CPR, Call (Y)   25 CPR, Call (Y)  35 CPR, Call (Y)  50 CPR, Call (Y)   70 CPR, Call
                       (Y)                                                                                       (Y)
      101.500           5.68             5.87            5.991            6.099              5.935           5.384  Yield
      101.500            175              221              249              307                338             324  Spread
      101.625           5.66            5.845            5.961            6.061              5.883           5.297  Yield
      101.625            173              219              246              303                333             315  Spread
      101.750           5.64             5.82            5.932            6.024               5.83           5.209  Yield
      101.750            171              216              243              300                328             307  Spread
      101.875           5.62            5.795            5.903            5.986              5.778           5.122  Yield
      101.875            168              214              240              296                323             298  Spread
      102.000          5.599             5.77            5.874            5.949              5.726           5.035  Yield
      102.000            166              211              237              292                317             289  Spread
      102.125          5.579            5.745            5.844            5.912              5.673           4.949  Yield
      102.125            164              209              234              289                312             280  Spread
      102.250          5.559             5.72            5.815            5.875              5.621           4.862  Yield
      102.250            162              206              231              285                307             272  Spread
      102.375          5.539            5.696            5.786            5.837              5.569           4.775  Yield
      102.375            160              204              229              281                302             263  Spread
      102.500          5.519            5.671            5.757              5.8              5.517           4.689  Yield
      102.500            158              201              226              277                297             255  Spread
      102.625          5.499            5.646            5.728            5.763              5.466           4.603  Yield
      102.625            156              199              223              274                291             246  Spread
      102.750          5.479            5.621              5.7            5.726              5.414           4.517  Yield
      102.750            154              196              220              270                286             237  Spread
      102.875          5.459            5.597            5.671             5.69              5.362           4.431  Yield
      102.875            152              194              217              266                281             229  Spread
      103.000          5.439            5.572            5.642            5.653              5.311           4.346  Yield
      103.000            150              191              214              263                276             220  Spread
      103.125           5.42            5.547            5.613            5.616              5.259            4.26  Yield
      103.125            148              189              211              259                271             212  Spread
      103.250            5.4            5.523            5.584            5.579              5.208           4.175  Yield
      103.250            147              186              208              255                266             203  Spread
      103.375           5.38            5.498            5.556            5.543              5.156           4.089  Yield
      103.375            145              184              205              252                260             195  Spread
      103.500           5.36            5.474            5.527            5.506              5.105           4.004  Yield
      103.500            143              182              203              248                255             186  Spread

WAL                      8.2             6.26             5.15             3.84               2.62            1.51
Mod Durn               6.066            4.904             4.19            3.277              2.339           1.408
Principal
Window              Dec01-Apr14     Dec01-May11       Dec01-Jun09      Dec01-Feb07       Dec01-Mar05      Dec01-Oct03

CMT_1YR                 1.97             1.97             1.97             1.97               1.97            1.97


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSRO101-Price/Yield - A1_2

Balance               $72,652,000.00      Delay          24
Coupon                4.6597              Dated          11/1/01
Settle                11/27/01            First Payment  12/25/01


       Price        25 CPR, Call    60 CPR, Call (Y)
                         (Y)
            100.000         4.592                4.524  Yield
            100.000           126                  191  Spread
            100.125         4.546                4.451  Yield
            100.125           122                  184  Spread
            100.250         4.501                4.379  Yield
            100.250           117                  177  Spread
            100.375         4.456                4.307  Yield
            100.375           113                  170  Spread
            100.500          4.41                4.234  Yield
            100.500           108                  162  Spread
            100.625         4.365                4.162  Yield
            100.625           104                  155  Spread
            100.750          4.32                 4.09  Spread
            100.750            99                  148  Yield
            100.875         4.275                4.018  Yield
            100.875            94                  141  Spread
            101.000          4.23                3.947  Yield
            101.000            90                  134  Spread
            101.125         4.185                3.875  Yield
            101.125            86                  126  Spread
            101.250          4.14                3.803  Yield
            101.250            81                  119  Spread
            101.375         4.095                3.732  Yield
            101.375            77                  112  Spread
            101.500         4.051                3.661  Yield
            101.500            72                  105  Spread
            101.625         4.006                3.589  Yield
            101.625            68                   98  Spread
            101.750         3.961                3.518  Yield
            101.750            63                   91  Spread
            101.875         3.917                3.447  Yield
            101.875            59                   84  Spread
            102.000         3.873                3.377  Yield
            102.000            54                   77  Spread

WAL                             3                 1.83
ModDurn                     2.744                 1.72
Principal Window      Jan04-Nov05          Jan03-Jun04

CMT_1YR                      1.97                 1.97


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman Sachs and not by the issuer of the securities or any of its affiliates. Goldman Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.




GSRO1O1 - Price/Yield - A1_2

Balance           $72,652,000.00      Delay              24                 Index                            LIBOR_1MO/1.97
Coupon            4.66                Dated              11/1/01            Margin
Settle            11/27/01            First Payment      12/25/01           Cap/Floor                        999/0


     Price        15 CPR, Call   20 CPR, Call (Y)  25 CPR, Call (Y) 35 CPR, Call (Y)  50 CPR, Call  60 CPR, Call (Y)  70 CPR, Call
                      (Y)                                                                 (Y)                              (Y)
      100.000        4.628             4.614            4.592            4.542          4.452            4.376        4.283 Yield
      100.000           71                94              126              180            219              230          220 Spread
      100.125        4.597             4.578            4.547            4.476           4.35            4.245        4.113 Yield
      100.125           68                90              122              174            209              216          203 Spread
      100.250        4.566             4.541            4.501            4.411          4.249            4.113        3.944 Yield
      100.250           65                87              117              167            198              203          186 Spread
      100.375        4.535             4.505            4.456            4.346          4.148            3.982        3.775 Yield
      100.375           61                83              113              161            188              190          170 Spread
      100.500        4.504             4,469            4.411             4.28          4.046             3.85        3.607 Yield
      100.500           58                79              108              154            178              177          153 Spread
      100.625        4.473             4.432            4.365            4.215          3.946             3.72        3.439 Yield
      100.625           55                76              104              147            168              164          136 Spread
      100.750        4.442             4.396             4.32             4.15          3.845            3.589        3.271 Yield
      100.750           52                72               99              141            158              151          119 Spread
      100.875        4.411              4.36            4.275            4.085          3.744            3.459        3.104 Yield
      100.875           49                68               95              134            148              138          102 Spread
      101.000         4.38             4.324             4.23             4.02          3.644            3.328        2.937 Yield
      101.000           46                65               90              128            138              125           86 Spread
      101.125         4.35             4.288            4.185            3.956          3.544            3.199         2.77 Yield
      101.125           43                61               86              122            128              112           69 Spread
      101.250        4.319             4.251             4.14            3.891          3.444            3.069        2.604 Yield
      101.250           40                58               81              115            118               99           52 Spread
      101.375        4.288             4.215            4.096            3.827          3.344             2.94        2.438 Yield
      101.375           37                54               77              109            108               86           36 Spread
      101.500        4.258              4.18            4.051            3.762          3.244             2.81        2.272 Yield
      101.500           34                50               72              102             98               73           19 Spread
      101.625        4.227             4.144            4.006            3.698          3.145            2.682        2.107 Yield
      101.625           31                47               68               96             88               60            3 Spread
      101.750        4.197             4.108            3.962            3.634          3.045            2.553        1.942 Yield
      101.750           28                43               63               89             78               47          -14 Spread
      101.875        4.166             4.072            3.917            3.569          2.946            2.424        1.778 Yield
      101.875           25                40               59               83             68               34          -30 Spread
      102.000        4.136             4.036            3.873            3.505          2.847            2.296        1.613 Yield
      102.000           22                36               54               77             58               22          -47 Spread

WAL                   4.53               3.8                3             2.03           1.29             0.99         0.76
Mod Dum              4.009             3.414            2.744            1.904           1.23            0.949        0.739
Principal
Window            Aug05-Aug06       Aug04-Aug06      Jan04-Nov05      May03-Jul04     Oct02-Jul03    Aug02-Mar03   Jun02-Nov02

CMT_1YR               1.97              1.97             1.97             1.97           1.97             1.97         1.97


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSRO1O1 - Price/Yield - B1

Balance           $6,159,000.00       Delay             24
Coupon            6.6708              Dated             11/1/01
Settle            11/27/01            First Payment     12/25/01


      Spread         15 CPR, Call  20 CPR, Call (Y)  25 CPR, Call (Y)    35 CPR, Call (Y)    50 CPR, Call (Y)    70 CPR, Call (Y)
                         (Y)
        215                99.0507          101.808            102.9614           104.6335             104.4892     103.0751 Price
        215                  6.085            5.808               5.651              5.177                4.702        4.294 Yield
        216                98.9911          101.758             102.918           104.5989             104.4645     103.0605 Price
        216                  6.095            5.818               5.661              5.187                4.712        4.304 Yield
        217                98.9317          101.708            102.8746           104.5642             104.4398     103.0459 Price
        217                  6.105            5.828               5.671              5.197                4.722        4.314 Yield
        218                98.8722          101.658            102.8313           104.5296             104.4151     103.0313 Price
        218                  6.115            5.838               5.681              5.207                4.732        4.324 Yield
        219                98.8128         101.6081             102.788           104.4949             104.3904     103.0167 Price
        219                  6.125            5.848               5.691              5.217                4.742        4.334 Yield
        220                98.7535         101.5582            102.7446           104.4603             104.3657      103.002 Price
        220                  6.135            5.858               5.701              5.227                4.752        4.344 Yield
        221                98.6942         101.5084            102.7014           104.4257              104.341     102.9874 Price
        221                  6.145            5.868               5.711              5.237                4.762        4.354 Yield
        222                 98.635         101.4586            102.6581           104.3911             104.3164     102.9729 Price
        222                  6.155            5.878               5.721              5.247                4.772        4.364 Yield
        223                98.5758         101.4088            102.6149           104.3566             104.2917     102.9583 Price
        223                  6.165            5.888               5.731              5.257                4.782        4.374 Yield
        224                98.5167          101.359            102.5717            104.322              104.267     102.9437 Price
        224                  6.175            5.898               5.741              5.267                4.792        4.384 Yield
        225                98.4576         101.3093            102.5285           104.2875             104.2424     102.9291 Price
        225                  6.185            5.908               5.751              5.277                4.802        4.394 Yield
        226                98.3986         101.2596            102.4853            104.253             104.2178     102.9145 Price
        226                  6.195            5.918               5.761              5.287                4.812        4.404 Yield
        227                98.3396           101.21            102.4422           104.2185             104.1931     102.8999 Price
        227                  6.205            5.928               5.771              5.297                4.822        4.414 Yield
        228                98.2807         101.1604            102.3991            104.184             104.1685     102.8853 Price
        228                  6.215            5.938               5.781              5.307                4.832        4.424 Yield
        229                98.2218         101.1108             102.356           104.1495             104.1439     102.8708 Price
        229                  6.225            5.948               5.791              5.317                4.842        4.434 Yield
        230                 98.163         101.0612             102.313            104.115             104.1193     102.8562 Price
        230                  6.235            5.958               5.801              5.327                4.852        4.444 Yield
        231                98.1042         101.0117            102.2699           104.0806             104.0947     102.8416 Price
        231                  6.245            5.968               5.811              5.337                4.862        4.454 Yield
        232                98.0455         100.9622            102.2269           104.0462             104.0701      102.827 Price
        232                  6.255            5.978               5.821              5.347                4.872        4.464 Yield
        233                97.9868         100.9128            102.1839           104.0117             104.0455     102.8125 Price
        233                  6.265            5.988               5.831              5.357                4.882        4.474 Yield
        234                97.9281         100.8634             102.141           103.9773             104.0209     102.7979 Price
        234                  6.275            5.998               5.841              5.367                4.892        4.484 Yield
        235                97.8696          100.814             102.098            103.943             103.9964     102.7834 Price
        235                  6.285            6.008               5.851              5.377                4.902        4.494 Yield

WAL                            8.2             6.26                5.15               3.84                 2.62         1.51
Mod Dum                      5.969            4.882               4.191              3.296                2.353        1.411
Principal Window        Dec01-Apr14      Dec01-May11          Dec01-Jun09        Dec01-Feb07          Dec01-Mar05    Dec01-Oct03

CMT_1YR                       1.97             1.97                1.97               1.97                 1.97         1.97


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSRO1O1 - Price/Yield - B2

Balance           $4,106,000.00       Delay             24
Coupon            6.6708              Dated             11/1/01
Settle            11/27/01            First Payment     12/25/01


     Spread        15 CPR, Call   20 CPR, Call (Y)   25 CPR, Call (Y)    35 CPR, Call (Y)    50 CPR, Call (Y)    70 CPR, Call (Y)
                       (Y)
       240             97.5774           100.5676         101.8837            103.7712            103.8737         102.7106 Price
       240               6.335              6.058            5.901               5.427               4.952            4.544 Yield
       241             97.5191           100.5184         101.8409             103.737            103.8491         102.6961 Price
       241               6.345              6.068            5.911               5.437               4.962            4.554 Yield
       242             97.4608           100.4692         101.7982            103.7027            103.8246         102.6816 Price
       242               6.355              6.078            5.921               5.447               4.972            4.564 Yield
       243             97.4027           100.4201         101.7554            103.6684            103.8001          102.667 Price
       243               6.365              6.088            5.931               5.457               4.982            4.574 Yield
       244             97.3445            100.371         101.7127            103.6342            103.7756         102.6525 Price
       244               6.375              6.098            5.941               5.467               4.992            4.584 Yield
       245             97.2864            100.322           101.67            103.5999            103.7511          102.638 Price
       245               6.385              6.108            5.951               5.477               5.002            4.594 Yield
       246             97.2284            100.273         101.6273            103.5657            103.7267         102.6234 Price
       246               6.395              6.118            5.961               5.487               5.012            4.604 Yield
       247             97.1704            100.224         101.5847            103.5315            103.7022         102.6089 Price
       247               6.405              6.128            5.971               5.497               5.022            4.614 Yield
       248             97.1124            100.175         101.5421            103.4973            103.6777         102.5944 Price
       248               6.415              6.138            5.981               5.507               5.032            4.624 Yield
       249             97.0545           100.1261         101.4995            103.4631            103.6533         102.5799 Price
       249               6.425              6.148            5.991               5.517               5.042            4.634 Yield
       250             96.9967           100.0772         101.4569             103.429            103.6288         102.5654 Price
       250               6.435              6.158            6.001               5.527               5.052            4.644 Yield
       251             96.9389           100.0284         101.4143            103.3948            103.6044         102.5509 Price
       251               6.445              6.168            6.011               5.537               5.062            4.654 Yield
       252             96.8811            99.9795         101.3718            103.3607            103.5799         102.5364 Price
       252               6.455              6.178            6.021               5.547               5.072            4.664 Yield
       253             96.8234            99.9308         101.3293            103.3266            103.5555         102.5218 Price
       253               6.465              6.188            6.031               5.557               5.082            4.674 Yield
       254             96.7658             99.882         101.2868            103.2925            103.5311         102.5073 Price
       254               6.475              6.198            6.041               5.567               5.092            4.684 Yield
       255             96.7081            99.8333         101.2444            103.2584            103.5067         102.4929 Price
       255               6.485              6.208            6.051               5.577               5.102            4.694 Yield
       256             96.6506            99.7846          101.202            103.2243            103.4823         102.4784 Price
       256               6.495              6.218            6.061               5.587               5.112            4.704 Yield
       257             96.5931            99.7359         101.1595            103.1903            103.4579         102.4639 Price
       257               6.505              6.228            6.071               5.597               5.122            4.714 Yield
       258             96.5356            99.6873         101.1172            103.1562            103.4335         102.4494 Price
       258               6.515              6.238            6.081               5.607               5.132            4.724 Yield
       259             96.4782            99.6387         101.0748            103.1222            103.4091         102.4349 Price
       259               6.525              6.248            6.091               5.617               5.142            4.734 Yield
       260             96.4208            99.5901         101.0325            103.0882            103.3847         102.4204 Price
       260               6.535              6.258            6.101               5.627               5.152            4.744 Yield

WAL                        8.2               6.26             5.15                3.84                2.62             1.51
Mod Dum                  5.932               4.86            4.175               3.287               2.348            1.408
Principal Window     Dec01-Apr14         Dec01-May11     Dec01-Jun09         Dec01-Feb07         Dec01-Mar05      Dec01-Oct03

CMT_1YR                   1.97               1.97             1.97                1.97                1.97             1.97


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSRO1O1 - Price/Yield - B3

Balance             $2,509,000.00       Delay           24
Coupon              6.6708              Dated           11/1/01
Settle              11/27/01            First Payment   12/25/01


  Spread     15 CPR, Call (Y)    20 CPR, Call (Y)    25 CPR, Call (Y)    35 CPR, Call (Y)    50 CPR, Call (Y)    70 CPR, Call (Y)
    290            94.7218             98.1483           99.7735            102.0747            102.6572            101.9873 Price
    290              6.835               6.558             6.401               5.927               5.452               5.044 Yield
    291            94.6659             98.1007           99.7319            102.0412             102.633            101.9729 Price
    291              6.845               6.568             6.411               5.937               5.462               5.054 Yield
    292            94.6101             98.0532           99.6903            102.0076            102.6089            101.9586 Price
    292              6.855               6.578             6.421               5.947               5.472               5.064 Yield
    293            94.5542             98.0057           99.6488            101.9741            102.5848            101.9442 Price
    293              6.865               6.588             6.431               5.957               5.482               5.074 Yield
    294            94.4985             97.9582           99.6072            101.9406            102.5607            101.9298 Price
    294              6.875               6.598             6.441               5.967               5.492               5.084 Yield
    295            94.4428             97.9108           99.5657            101.9071            102.5366            101.9154 Price
    295              6.885               6.608             6.451               5.977               5.502               5.094 Yield
    296            94.3871             97.8634           99.5243            101.8736            102.5125             101.901 Price
    296              6.895               6.618             6.461               5.987               5.512               5.104 Yield
    297            94.3315              97.816           99.4828            101.8402            102.4884            101.8867 Price
    297              6.905               6.628             6.471               5.997               5.522               5.114 Yield
    298            94.2759             97.7687           99.4414            101.8067            102.4643            101.8723 Price
    298              6.915               6.638             6.481               6.007               5.532               5.124 Yield
    299            94.2203             97.7213           99.3999            101.7733            102.4402            101.8579 Price
    299              6.925               6.648             6.491               6.017               5.542               5.134 Yield
    300            94.1649             97.6741           99.3586            101.7398            102.4162            101.8436 Price
    300              6.935               6.658             6.501               6.027               5.552               5.144 Yield
    301            94.1094             97.6268           99.3172            101.7064            102.3921            101.8292 Price
    301              6.945               6.668             6.511               6.037               5.562               5.154 Yield
    302             94.054             97.5796           99.2758             101.673            102.3681            101.8149 Price
    302              6.955               6.678             6.521               6.047               5.572               5.164 Yield
    303            93.9987             97.5324           99.2345            101.6397             102.344            101.8005 Price
    303              6.965               6.688             6.531               6.057               5.582               5.174 Yield
    304            93.9434             97.4853           99.1932            101.6063              102.32            101.7861 Price
    304              6.975               6.698             6.541               6.067               5.592               5.184 Yield
    305            93.8881             97.4381            99.152            101.5729             102.296            101.7718 Price
    305              6.985               6.708             6.551               6.077               5.602               5.194 Yield
    306            93.8329              97.391           99.1107            101.5396             102.272            101.7575 Price
    306              6.995               6.718             6.561               6.087               5.612               5.204 Yield
    307            93.7777              97.344           99.0695            101.5063            102.2479            101.7431 Price
    307              7.005               6.728             6.571               6.097               5.622               5.214 Yield
    308            93.7226             97.2969           99.0283             101.473            102.2239            101.7288 Price
    308               7015               6.738             6.581               6.107               5.632               5.224 Yield
    309            93.6675               97.25           99.9871            101.4397            102.1999            101.7144 Price
    309              7.025               6.748             6.591               6.117               5.642               5.234 Yield
    310            93.6125              97.203           99.9459            101.4064             102.176            101.7001 Price
    310              7.035               6.758             6.601               6.127               5.652               5.244 Yield

WAL                         8.2                6.26                5.15                3.84                2.62                1.51
Mod Dum                    5.86               4.815               4.144               3.269               2.338               1.404
Principal   Dec01-Apr14         Dec01-May11         Dec01-Jun09         Dec01-Feb07         Dec01-Mar05         Dec01-Oct03
Window

CMT_1YR                    1.97                1.97                1.97                1.97                1.97                1.97


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSRO1O1 - Cashflows A_2

    Period           Date           Principal        Interest        Cash Flow          Balance           Coupon
     Total                         103,897,000.00   15,948,934.06   119,845,934.06

       0              27-Nov-01                 0               0                0    103,897,000.00        0
       1              25-Dec-01      2,657,762.24      454,722.54     3,112,484.78    101,239,237.76      5.252
       2              25-Jan-02      2,592,803.19      443,090.40     3,035,893.59     98,646,434.57      5.252
       3              25-Feb-02      2,529,416.04      431,742.56     2,961,158.61     96,117,018.52      5.252
       4              25-Mar-02      2,467,562.95      420,672.15     2,888,235.10     93,649,455.57      5.252
       5              25-Apr-02      2,407,206.98      409,872.45     2,817,079.43     91,242,248.60      5.252
       6              25-May-02      2,348,312.06      399,336.91     2,747,648.97     88,893,936.53      5.252
       7              25-Jun-02      2,290,843.02      389,059.13     2,679,902.15     86,603,093.51      5.252
       8              25-Jul-02      2,234,765.50      379,032.87     2,613,798.37     84,368,328.01      5.252
       9              25-Aug-02      2,180,045.99      369,252.05     2,549,298.04     82,188,282.02      5.252
      10              25-Sep-02      2,126,651.75      359,710.71     2,486,362.47     80,061,630.27      5.252
      11              25-Oct-02      2,074,550.87      350,403.07     2,424,953.94     77,987,079.40      5.252
      12              25-Nov-02      2,023,712.17      341,323.45     2,365,035.63     75,963,367.22      5.252
      13              25-Dec-02      1,974,105.24      332,466.34     2,306,571.58     73,989,261.98      5.252
      14              25-Jan-03      1,925,700.38      323,826.34     2,249,526.71     72,063,561.60      5.252
      15              25-Feb-03      1,878,468.61      315,398.19     2,193,866.80     70,185,092.99      5.252
      16              25-Mar-03      1,832,381.66      307,176.76     2,139,558.42     68,352,711.34      5.252
      17              25-Apr-03      1,787,411.92      299,157.03     2,086,568.95     66,565,299.42      5.252
      18              25-May-03      1,743,532.44      291,334.13     2,034,866.57     64,821,766.98      5.252
      19              25-Jun-03      1,700,716.94      283,703.27     1,984,420.21     63,121,050.04      5.252
      20              25-Jul-03      1,658,939.75      276,259.80     1,935,199.55     61,462,110.28      5.252
      21              25-Aug-03      1,618,175.83      268,999.17     1,887,175.00     59,843,934.45      5.252
      22              25-Sep-03      1,578,400.73      261,916.95     1,840,317.68     58,265,533.72      5.252
      23              25-Oct-03      1,539,590.58      255,008.82     1,794,599.40     56,725,943.14      5.252
      24              25-Nov-03      1,501,722.11      248,270.54     1,749,992.66     55,224,221.02      5.252
      25              25-Dec-03      1,464,772.59      241,698.01     1,706,470.60     53,759,448.43      5.252
      26              25-Jan-04      1,428,719.83      235,287.19     1,664,007.02     52,330,728.60      5.252
      27              25-Feb-04      1,393,542.20      229,034.16     1,622,576.35     50,937,186.40      5.252
      28              25-Mar-04      1,359,218.55      222,935.09     1,582,153.63     49,577,967.86      5.252
      29              25-Apr-04      1,325,728.27      216,986.24     1,542,714.51     48,252,239.59      5.252
      30              25-May-04      1,246,658.30      211,183.97     1,457,842.27     47,005,581.29      5.252
      31              25-Jun-04      1,215,437.23      205,727.76     1,421,164.99     45,790,144.06      5.252
      32              25-Jul-04      1,184,983.07      200,408.20     1,385,391.27     44,605,160.98      5.252
      33              25-Aug-04      1,155,277.20      195,221.92     1,350,499.13     43,449,883.78      5.252
      34              25-Sep-04      1,126,301.46      190,165.66     1,316,467.12     42,323,582.32      5.252
      35              25-Oct-04      1,098,038.11      185,236.21     1,283,274.33     41,225,544.20      5.252
      36              25-Nov-04      1,070,469.86      180,420.47     1,250,900.32     40,155,074.34      5.252
      37              25-Dec-04      1,001,271.39      175,745.38     1,177,016.77     39,153,802.95      5.252
      38              25-Jan-05        976,653.29      171,363.14     1,148,016.44     38,177,149.66      5.252
      39              25-Feb-05        952,634.52      167,088.66     1,119,723.18     37,224,515.13      5.252
      40              25-Mar-05        929,200.59      162,919.29     1,092,119.89     36,295,314.54      5.252
      41              25-Apr-05        906,337.37      158,852.49     1,065,189.86     35,388,977.17      5.252
      42              25-May-05        884,031.05      154,885.76     1,038,916.80     34,504,946.12      5.252
      43              25-Jun-05        862,268.16      151,016.65     1,013,284.81     33,642,677.96      5.252
      44              25-Jul-05        841,035.57      147,242.79       988,278.35     32,801,642.40      5.252
      45              25-Aug-05        820,320.44      143,561.85       963,882.29     31,981,321.96      5.252
      46              25-Sep-05        800,110.26      139,971.59       940,081.85     31,181,211.70      5.252
      47              25-Oct-05        780,392.81      136,469.77       916,862.58     30,400,818.89      5.252
      48              25-Nov-05        761,156.17      133,054.25       894,210.42     29,639,662.72      5.252
      49              25-Dec-05        742,388.69      129,722.92       872,111.62     28,897,274.03      5.252
      50              25-Jan-06        724,079.03      126,473.74       850,552.77     28,173,194.99      5.252
      51              25-Feb-06        706,216.11      123,304.68       829,520.79     27,466,978.89      5.252
      52              25-Mar-06        688,789.09      120,213.81       809,002.90     26,778,189.79      5.252
      53              25-Apr-06        671,787.44      117,199.21       788,986.65     26,106,402.35      5.252
      54              25-May-06        655,200.85      114,259.02       769,459.87     25,451,201.51      5.252
      55              25-Jun-06        639,019.25      111,391.43       750,410.68     24,812,182.25      5.252
      56              25-Jul-06        623,232.86      108,594.65       731,827.51     24,188,949.40      5.252
      57              25-Aug-06        607,832.08      105,866.97       713,699.05     23,581,117.32      5.252
      58              25-Sep-06        592,807.57      103,206.69       696,014.26     22,988,309.75      5.252
      59              25-Oct-06        578,150.22      100,612.17       678,762.39     22,410,159.52      5.252
      60              25-Nov-06        563,851.13       98,081.80       661,932.93     21,846,308.40      5.252
      61              25-Dec-06        549,901.60       95,614.01       645,515.61     21,296,406.79      5.252
      62              25-Jan-07        536,293.17       93,207.27       629,500.45     20,760,113.62      5.252
      63              25-Feb-07        523,017.57       90,860.10       613,877.66     20,237,096.05      5.252
      64              25-Mar-07        510,066.71       88,571.02       598,637.74     19,727,029.34      5.252
      65              25-Apr-07        497,432.73       86,338.63       583,771.36     19,229,596.61      5.252
      66              25-May-07        485,107.93       84,161.53       569,269.47     18,744,488.68      5.252
      67              25-Jun-07        473,084.82       82,038.38       555,123.20     18,271,403.85      5.252
      68              25-Jul-07        461,356.07       79,967.84       541,323.92     17,810,047.78      5.252
      69              25-Aug-07        449,914.54       77,948.64       527,863.18     17,360,133.24      5.252
      70              25-Sep-07        438,753.26       75,979.52       514,732.77     16,921,379.98      5.252
      71              25-Oct-07        427,865.41       74,059.24       501,924.65     16,493,514.57      5.252
      72              25-Nov-07        417,244.37       72,186.62       489,430.99     16,076,270.20      5.252
      73              25-Dec-07        406,883.65       70,360.48       477,244.13     15,669,386.55      5.252
      74              25-Jan-08        396,776.93       68,579.68       465,356.61     15,272,609.62      5.252
      75              25-Feb-08        386,918.03       66,843.12       453,761.15     14,885,691.59      5.252
      76              25-Mar-08        377,483.21       65,149.71       442,632.92     14,508,208.38      5.252
      77              25-Apr-08        368,093.30       63,497.59       431,590.89     14,140,115.08      5.252
      78              25-May-08        358,933.89       61,886.57       420,820.46     13,781,181.20      5.252
      79              25-Jun-08        349,999.37       60,315.64       410,315.01     13,431,181.83      5.252
      80              25-Jul-08        344,749.69       58,783.81       403,533.50     13,086,432.13      5.252
      81              25-Aug-08        336,077.98       57,274.95       393,352.93     12,750,354.15      5.252
      82              25-Sep-08        327,621.31       55,804.05       383,425.36     12,422,732.85      5.252
      83              25-Oct-08        319,374.40       54,370.16       373,744.56     12,103,358.45      5.252
      84              25-Nov-08        311,332.10       52,972.37       364,304.47     11,792,026.35      5.252
      85              25-Dec-08        303,489.40       51,609.77       355,099.17     11,488,536.95      5.252
      86               2-Jan-09        295,841.38       50,281.50       346,122.88     11,192,695.56      5.252
      87              25-Feb-09        288,383.28       48,986.70       337,369.97     10,904,312.29      5.252
      88              25-Mar-09        281,179.01       47,724.54       328,903.55     10,623,133.28      5.252
      89              25-Apr-09        274,083.43       46,493.91       320,577.34     10,349,049.85      5.252
      90              25-May-09     10,349,049.85       39,917.53    10,388,967.39                 0      4.6285


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman, Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs & Co. imposing any limitation of any kind.




GSR0101 Price/Yield - A_2

Balance                 $103,897,000.00    Delay                         24
Coupon                  5.252              Dated                    11/1/01
Settle                  11/27/01           First Payment           12/25/01


  Swap curve:    1yr  2yr   3yr   4yr    5yr   6yr   7yr   8yr   9yr   10yr
                 2.08 2.72 3.33   3.76  4.06  4.29  4.46  4.59   4.70  4.80


      Price        15 CPR, Call  20 CPR, Call (Y)  25 CPR, Call (Y) 35 CPR, Call (Y)   50 CPR, CAll    70 CPR, Call
                       (Y)                                                                  (Y)             (Y)
          100.000          5.206             5.189             5.17             5.124           5.032           4.852  Yield
          100.000            142               167              189               233             271             277  Spread
          100.125           5.17             5.147            5.121             5.058           4.934           4.689  Yield
          100.125            138               163              184               226             261             261  Spread
          100.250          5.134             5.105            5.072             4.992           4.836           4.528  Yield
          100.250            135               158              179               220             251             245  Spread
          100.375          5.098             5.063            5.023             4.927           4.738           4.366  Yield
          100.375            131               154              174               213             242             229  Spread
          100.500          5.062             5.021            4.974             4.862            4.64           4.205  Yield
          100.500            128               150              169               206             232             213  Spread
          100.625          5.027             4.979            4.926             4.797           4.543           4.045  Yield
          100.625            124               146              165               200             222             196  Spread
          100.750          4.991             4.938            4.877             4.732           4.446           3.885  Yield
          100.750            120               142              160               193             212             180  Spread
          100.875          4.955             4.896            4.829             4.667           4.349           3.725  Yield
          100.875            117               137              155               187             203             165  Spread
          101.000           4.92             4.855             4.78             4.602           4.253           3.566  Yield
          101.000            113               133              150               181             193             149  Spread
          101.125          4.884             4.813            4.732             4.538           4.157           3.408  Yield
          101.125            110               129              145               174             183             133  Spread
          101.250          4.849             4.772            4.684             4.473           4.061            3.25  Yield
          101.250            106               125              140               168             174             117  Spread
          101.375          4.814             4.731            4.636             4.409           3.965           3.092  Yield
          101.375            103               121              136               161             164             101  Spread
          101.500          4.778             4.689            4.588             4.345            3.87           2.935  Yield
          101.500             99               117              131               155             155              86  Spread
          101.625          4.743             4.648             4.54             4.282           3.774           2.779  Yield
          101.625             96               113              126               148             145              70  Spread
          101.750          4.708             4.607            4.493             4.218            3.68           2.623  Yield
          101.750             92               109              121               142             136              54  Spread
          101.875          4.673             4.566            4.445             4.154           3.585           2.467  Yield
          101.875             89               104              116               136             126              39  Spread
          102.000          4.638             4.526            4.398             4.091           3.491           2.312  Yield
          102.000             85               100              112               129             117              23  Spread

WAL                         4.09              3.45             2.92              2.13            1.38            0.81
Principal Window   Dec01 - May09     Dec01 - May09    Dec01 - May09    Dec01 - May 09  Dec01 - May 09  Dec01 - May 09

CMT_1YR                     1.97              1.97             1.97              1.97            1.97            1.97


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0101 Price/Yield - A1_3

Balance           $97,544,000.00     Delay                   24
Coupon            4.8895             Dated              11/1/01
Settle            11/27/01           First Payment     12/25/01


     Price        15 CPR, Call    20 CPR, Call (Y)   25 CPR, Call (Y)  35 CPR, Call (Y)  50 CPR, Call (Y)   70 CPR, Call
                       (Y)                                                                                       (Y)
              99           5.103              5.103              5.105            5.129              5.197           5.355  Yield
              99             112                112                115              136                193             279  Spread
          99.125           5.073              5.073              5.075            5.094              5.149           5.277  Yield
          99.125             109                109                111              133                188             271  Spread
           99.25           5.042              5.042              5.044            5.059              5.101             5.2  Yield
           99.25             106                106                108              129                183             264  Spread
          99.375           5.012              5.012              5.013            5.024              5.054           5.123  Yield
          99.375             103                103                105              126                178             256  Spread
            99.5           4.982              4.982              4.982            4.988              5.006           5.046  Yield
            99.5             100                100                102              122                173             248  Spread
          99.625           4.951              4.951              4.952            4.953              4.958            4.97  Yield
          99.625              97                 97                 99              119                169             241  Spread
           99.75           4.921              4.921              4.921            4.918              4.911           4.893  Yield
           99.75              94                 94                 96              115                164             233  Spread
          99.875           4.891              4.891               4.89            4.883              4.863           4.817  Yield
          99.875              91                 91                 93              112                159             225  Spread
             100           4.861              4.861               4.86            4.848              4.816            4.74  Yield
             100              88                 88                 90              108                154             218  Spread
         100.125           4.831              4.831              4.829            4.813              4.769           4.664  Yield
         100.125              85                 85                 87              105                150             210  Spread
          100.25           4.801              4.801              4.799            4.779              4.721           4.588  Yield
          100.25              82                 82                 84              101                145             203  Spread
         100.375           4.771              4.771              4.768            4.744              4.674           4.512  Yield
         100.375              79                 79                 81               98                140             195  Spread
           100.5           4.741              4.741              4.738            4.709              4.627           4.437  Yield
           100.5              76                 76                 78               94                136             187  Spread
         100.625           4.711              4.711              4.708            4.674               4.58           4.361  Yield
         100.625              73                 73                 75               91                131             180  Spread
          100.75           4.681              4.681              4.678             4.64              4.533           4.286  Yield
          100.75              70                 70                 72               87                126             172  Spread
         100.875           4.652              4.652              4.647            4.605              4.486            4.21  Yield
         100.875              67                 67                 69               84                121             165  Spread
             101           4.622              4.622              4.617            4.571               4.44           4.135  Yield
             101              64                 64                 66               80                117             157  Spread

WAL                         4.74               4.74               4.67             4.03                2.9            1.75
Mod Dum                    4.143              4.143              4.082            3.566              2.631           1.635

CMT_1YR                     1.97               1.97               1.97             1.97               1.97            1.97



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.




GSR0101 Price/Yield - A1_3

Balance           $97,544,000.00     Delay                             24
Coupon            4.8895             Dated                        11/1/01
Settle            11/27/01           First Payment               12/25/01


     Price        15 CPR, Call    20 CPR, Call (Y)   25 CPR, Call (Y)  35 CPR, Call (Y)  50 CPR, CAll (Y)   70 CPR, Call
                       (Y)                                                                                       (Y)
              99           5.103              5.103              5.105            5.129              5.197           5.355  Yield
              99             112                112                115              136                193             279  Spread
          99.125           5.073              5.073              5.075            5.094              5.149           5.277  Yield
          99.125             109                109                111              133                188             271  Spread
           99.25           5.042              5.042              5.044            5.059              5.101             5.2  Yield
           99.25             106                106                108              129                183             264  Spread
          99.375           5.012              5.012              5.013            5.024              5.054           5.123  Yield
          99.375             103                103                105              126                178             256  Spread
            99.5           4.982              4.982              4.982            4.988              5.006           5.046  Yield
            99.5             100                100                102              122                173             248  Spread
          99.625           4.951              4.951              4.952            4.953              4.958            4.97  Yield
          99.625              97                 97                 99              119                169             241  Spread
           99.75           4.921              4.921              4.921            4.918              4.911           4.893  Yield
           99.75              94                 94                 96              115                164             233  Spread
          99.875           4.891              4.891               4.89            4.883              4.863           4.817  Yield
          99.875              91                 91                 93              112                159             225  Spread
             100           4.861              4.861               4.86            4.848              4.816            4.74  Yield
             100              88                 88                 90              108                154             218  Spread
         100.125           4.831              4.831              4.829            4.813              4.769           4.664  Yield
         100.125              85                 85                 87              105                150             210  Spread
          100.25           4.801              4.801              4.799            4.779              4.721           4.588  Yield
          100.25              82                 82                 84              101                145             203  Spread
         100.375           4.771              4.771              4.768            4.744              4.674           4.512  Yield
         100.375              79                 79                 81               98                140             195  Spread
           100.5           4.741              4.741              4.738            4.709              4.627           4.437  Yield
           100.5              76                 76                 78               94                136             187  Spread
         100.625           4.711              4.711              4.708            4.674               4.58           4.361  Yield
         100.625              73                 73                 75               91                131             180  Spread
          100.75           4.681              4.681              4.678             4.64              4.533           4.286  Yield
          100.75              70                 70                 72               87                126             172  Spread
         100.875           4.652              4.652              4.647            4.605              4.486            4.21  Yield
         100.875              67                 67                 69               84                121             165  Spread
             101           4.622              4.622              4.617            4.571               4.44           4.135  Yield
             101              64                 64                 66               80                117             157  Spread

WAL                         4.74               4.74               4.67             4.03                2.9            1.75
Mod Dum                    4.143              4.143              4.082            3.566              2.631           1.635

CMT_1YR                     1.97               1.97               1.97             1.97               1.97            1.97



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.


GSR0101 Price/Yield - A1_1

Balance           $165,021,000.00     Delay                        0  Index        LIBOR_1MO / 1.97
Coupon            2.814               Dated                 11/25/01  Margin
Settle            11/27/01            First Payment         12/25/01  Cap/Floor    .999 / 0



      Price            O CPR         5 CPR          10 CPR         20 CPR       25 CPR         35 CPR         50 CPR

           99.500          3.784          3.296           3.068        3.242         3.349          3.581          3.986  Yield
           99.500            170           1.22              99          116           127            150            191  Spread
           99.625          3.771          3.265           3.015        3.139         3.219          3.392          3.696  Yield
           99.625            169            119              93          106           114            131            162  Spread
           99.750          3.757          3.234           2.961        3.036         3.089          3.205          3.406  Yield
           99.750            168            115              88           96           101            112            133  Spread
           99.875          3.744          3.203           2.908        2.933          2.96          3.017          3.118  Yield
           99.875            166            112              83           85            88             94            104  Spread
          100.000           3.73          3.172           2.855        2.831         2.831          2.831          2.831  Yield
          100.000            165            109              77           75            75             75             75  Spread
          100.125          3.717          3.141           2.802        2.728         2.702          2.644          2.544  Yield
          100.125            164            106              72           65            62             56             46  Spread
          100.250          3.704           3.11           2.749        2.626         2.573          2.458          2.258  Yield
          100.250            162            103              67           55            49             38             18  Spread
          100.375          3.691          3.079           2.696        2.524         2.445          2.273          1.973  Yield
          100.375            161            100              62           44            36             19            -11  Spread
          100.500          3.677          3.048           2.643        2.422         2.317          2.088          1.689  Yield
          100.500            160             97              56           34            24              1            -39  Spread

WAL                        11.85           4.43             2.5         1.27             1           0.69           0.44
Principal Window   Dec01 - Jul21  Dec01 - Mar11   Dec01 - May07      Dec01 - Dec01 - Jan04  Dec01 - May03  Dec01 - Oct02
                                                                       Aug04

CMT_1YR                     1.97           1.97            1.97         1.97          1.97           1.97           1.97


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




Updated Timing:   Launch - Friday, 11-8
         Price - Tuesday, 11-13

Update to Structure:       A1-1 - zero day delay, E+75

  GSR 2001-1 -- PRELIMINARY PRICE GUIDANCE (EXTERNAL)

Class  Rating      Size (mm)    AVL*     Price    GUIDANCE
Al-1   Aaa/AAA     165.10       1.00     100      EDSF+75
A1-2   Aaa/AAA      75.28       3.00     101S     + 90 Area
A1-3   Aaa/AAA      94.71       4.69     101S     + 15O Area (to the reset)
A2     Aaa/AAA     104.17       2.86     101      S + 150 Area (to the reset)
B1     Aa2/AA        5.89       5.15              TSY + 225 Area
B2     A2/A          4.11       5.15              TSY + 250 Area
B3     Baa2/BBB      2.51       5.15             TSY + 285 Area


  *        AVL to 10% call at a 25% CPR

  **** Copies of the offering circular describing the offering may be obtained from the offices of Goldman, Sachs & Co. at 85 Broad Street, New York, NY 10004, attention: Prospectus Department.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.' We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.




GSR0101 - Price/Yield - A1_1

Balance           $165,021,000.00     Delay             24
Coupon            2.814               Dated             11/25/01
Settle            11/27/01            First Payment     12/25/01


Swap curve:        1yr     2yr      3yr      4yr      5yr     6yr      7yr      8yr      9yr     10yr
                  2.08     2.72    3.33     3.76     4.06     4.29    4.46     4.59     4.70     4.80


     Price       15 CPR, Call (Y)  20 CPR, Call (Y)   25 CPR, Call (Y)  35 CPR, Call (Y)  50 CPR, Call (Y)  70 CPR, Call (Y)

          99.000             3.454             3.658              3.873             4.339             5.156             6.601 Yield
          99.000               137               158                179               226               308               452 Spread
          99.125             3.375             3.554              3.742             4.148             4.862             6.123 Yield
          99.125               130               147                166               207               278               404 Spread
          99.250             3.297              3.45              3.611             3.959             4.569             5.647 Yield
          99.250               122               137                153               188               249               357 Spread
          99.375             3.219             3.346               3.48             3.769             4.277             5.173 Yield
          99.375               114               127                140               169               220               309 Spread
          99.500             3.141             3.242              3.349             3.581             3.986             4.701 Yield
          99.500               106               116                127               150               191               262 Spread
          99.625             3.063             3.139              3.219             3.392             3.696             4.231 Yield
          99.625                98               106                114               131               162               215 Spread
          99.750             2.985             3.036              3.089             3.205             3.406             3.762 Yield
          99.750                91                96                101               112               133               168 Spread
          99.875             2.908             2.933               2.96             3.017             3.118             3.295 Yield
          99.875                83                85                 88                94               104               122 Spread
         100.000             2.831             2.831              2.831             2.831             2.831              2.83 Yield
         100.000                75                75                 75                75                75                75 Spread
         100.125             2.753             2.728              2.702             2.644             2.544             2.367 Yield
         100.125                67                65                 62                56                46                29 Spread
         100.250             2.676             2.626              2.573             2.458             2.258             1.906 Yield
         100.250                60                55                 49                38                18               -17 Spread
         100.375               2.6             2.524              2.445             2.273             1.973             1.447 Yield
         100.375                52                44                 36                19               -11               -63 Spread
         100.500             2.523             2.422              2.317             2.088             1.689             0.989 Yield
         100.500                44                34                 24                 1               -39              -109 Spread
         100.625             2.447             2.321              2.189             1.904             1.406             0.533 Yield
         100.625                37                24                 11               -18               -67              -155 Spread
         100.750              2.37              2.22              2.061              1.72             1.124             0.079 Yield
         100.750                29                14                 -2               -36               -96              -200 Spread
         100.875             2.294             2.118              1.934             1.537             0.843            -0.373 Yield
         100.875                21                 4                -15               -54              -124              -245 Spread
         101.000             2.218             2.018              1.808             1.354             0.562            -0.824 Yield
         101.000                14                -6                -27               -73              -152              -290 Spread

WAL                           1.69              1.27                  1              0.69              0.44              0.27
Principal        Dec01-Aug05       Dec01-Aug04       Dec01-Jan04        Dec01-May03       Dec01-Oct02       Dec01-Jun02
Window

CMT_1YR                       1.97              1.97               1.97              1.97              1.97              1.97


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0101 - Price/Yield - A1_2

Balance           $72,652,000.00      Delay             24
Coupon            4.66                Dated             11/1/01
Settle            11/27/01            First Payment     12/25/01


Swap curve:        1yr     2yr      3yr      4yr      5yr     6yr      7yr      8yr      9yr     10yr
                  2.08     2.72    3.33     3.76     4.06     4.29    4.46     4.59     4.70     4.80


     Price       15 CPR, Call (Y)  20 CPR, Call (Y) 25 CPR, Call (Y)   35 CPR, Call   50 CPR, Call    70 CPR, Call (Y)
                                                                           (Y)             (Y)
         100.000             4.628            4.614             4.592          4.542           4.452              4.283 Yield
         100.000                71               94               126            180             219                220 Spread
         100.125             4.597            4.578             4.547          4.476            4.35              4.113 Yield
         100.125                68               90               122            174             209                203 Spread
         100.250             4.566            4.541             4.501          4.411           4.249              3.944 Yield
         100.250                65               87               117            167             198                186 Spread
         100.375             4.535            4.505             4.456          4.346           4.148              3.775 Yield
         100.375                61               83               113            161             188                170 Spread
         100.500             4.504            4,469             4.411           4.28           4.046              3.607 Yield
         100.500                58               79               108            154             178                153 Spread
         100.625             4.473            4.432             4.365          4.215           3.946              3.439 Yield
         100.625                55               76               104            147             168                136 Spread
         100.750             4.442            4.396              4.32           4.15           3.845              3.271 Yield
         100.750                52               72                99            141             158                119 Spread
         100.875             4.411             4.36             4.275          4.085           3.744              3.104 Yield
         100.875                49               68                95            134             148                102 Spread
         101.000              4.38            4.324              4.23           4.02           3.644              2.937 Yield
         101.000                46               65                90            128             138                 86 Spread
         101.125              4.35            4.288             4.185          3.956           3.544               2.77 Yield
         101.125                43               61                86            122             128                 69 Spread
         101.250             4.319            4.251              4.14          3.891           3.444              2.604 Yield
         101.250                40               58                81            115             118                 52 Spread
         101.375             4.288            4.215             4.096          3.827           3.344              2.438 Yield
         101.375                37               54                77            109             108                 36 Spread
         101.500             4.258             4.18             4.051          3.762           3.244              2.272 Yield
         101.500                34               50                72            102              98                 19 Spread
         101.625             4.227            4.144             4.006          3.698           3.145              2.107 Yield
         101.625                31               47                68             96              88                  3 Spread
         101.750             4.197            4.108             3.962          3.634           3.045              1.942 Yield
         101.750                28               43                63             89              78                -14 Spread
         101.875             4.166            4.072             3.917          3.569           2.946              1.778 Yield
         101.875                25               40                59             83              68                -30 Spread
         102.000             4.136            4.036             3.873          3.505           2.847              1.613 Yield
         102.000                22               36                54             77              58                -47 Spread

WAL                           4.53              3.8                 3           2.03            1.29               0.76
Principal Window       Aug05-Aug06      Aug04-Aug06       Jan04-Nov05    May03-Jul04     Oct02-Jul03        Jun02-Nov02

CMT_1YR                       1.97             1.97              1.97           1.97            1.97               1.97


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR0101 - Price/Yield - A1_3

Balance           $97,544,000.00      Delay             24
Coupon            5.737               Dated             11/1/01
Settle            11/27/01            First Payment     12/25/01


Swap curve:        1yr     2yr      3yr      4yr      5yr     6yr      7yr      8yr      9yr     10yr
                  2.08     2.72    3.33     3.76     4.06     4.29    4.46     4.59     4.70     4.80


     Price       15 CPR, Call (Y)  20 CPR, Call (Y)  25 CPR, Call (Y)   35 CPR, Call  50 CPR, Call (Y)  70 CPR, Call (Y)
                                                                            (Y)
         100.000              5.71              5.71             5.709          5.696             5.658            5.569 Yield
         100.000               173               173               175            193               239              301 Spread
         100.125             5.679             5.679             5.678           5.66              5.61            5.492 Yield
         100.125               170               170               172            189               234              293 Spread
         100.250             5.648             5.648             5.646          5.625             5.562            5.416 Yield
         100.250               167               167               169            186               229              285 Spread
         100.375             5.618             5.618             5.615          5.589             5.514            5.339 Yield
         100.375               163               163               166            182               224              278 Spread
         100.500             5.587             5.587             5.584          5.554             5.466            5.262 Yield
         100.500               160               160               162            179               219              270 Spread
         100.625             5.557             5.557             5.553          5.518             5.418            5.186 Yield
         100.625               157               157               159            175               215              262 Spread
         100.750             5.526             5.526             5.522          5.483             5.371             5.11 Yield
         100.750               154               154               156            171               210              255 Spread
         100.875             5.496             5.496             5.491          5.448             5.323            5.033 Yield
         100.875               151               151               153            168               205              247 Spread
         101.000             5.465             5.465             5.461          5.412             5.276            4.957 Yield
         101.000               148               148               150            164               200              239 Spread
         101.125             5.435             5.435              5.43          5.377             5.228            4.882 Yield
         101.125               145               145               147            161               196              232 Spread
         101.250             5.405             5.405             5.399          5.342             5.181            4.806 Yield
         101.250               142               142               144            157               191              224 Spread
         101.375             5.374             5.374             5.368          5.307             5.134             4.73 Yield
         101.375               139               139               141            154               186              217 Spread
         101.500             5.344             5.344             5.338          5.272             5.086            4.655 Yield
         101.500               136               136               138            150               181              209 Spread
         101.625             5.314             5.314             5.307          5.237             5.039            4.579 Yield
         101.625               133               133               135            147               177              202 Spread
         101.750             5.284             5.284             5.276          5.202             4.992            4.504 Yield
         101.750               130               130               132            143               172              194 Spread
         101.875             5.254             5.254             5.246          5.167             4.945            4.429 Yield
         101.875               127               127               129            140               167              187 Spread
         102.000             5.224             5.224             5.215          5.133             4.898            4.354 Yield
         102.000               124               124               126            136               163              179 Spread

WAL                           4.74              4.74              4.67           4.03               2.9             1.75
Principal Window       Aug06-Aug06       Aug06-Aug06       Nov05-Aug06    Jul04-Aug06       Jul03-Aug06      Nov02-Aug06

CMT_1YR                       1.97              1.97              1.97           1.97              1.97             1.97


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.




GSR1001 Price/Yield - A_2

Balance         $103,897,000.00        Delay                24
Coupon          5.4702                 Dated                11/1/01
Settle          11/27/01               First Payment        12/25/01


     Price       15 CPR, Call (Y)  20 CPR, Call (Y)   25 CPR, Call (Y)  35 CPR, Call (Y)  45 CPR, Call (Y)  70 CPR, Call (Y)
         100.000             5.424             5.406              5.386             5.338             5.278             5.055 Yield
         100.000               142               167                189               233               261               276 Spread
         100.125             5.387             5.364              5.337             5.272             5.192             4.892 Yield
         100.125               138               163                185               227               252               259 Spread
         100.250             5.351             5.322              5.288             5.206             5.105              4.73 Yield
         100.250               134               158                180               220               244               243 Spread
         100.375             5.315             5.279              5.239              5.14             5.019             4.568 Yield
         100.375               131               154                175               214               235               227 Spread
         100.500             5.279             5.237               5.19             5.075             4.933             4.407 Yield
         100.500               127               150                170               207               227               211 Spread
         100.625             5.243             5.195              5.141             5.009             4.848             4.246 Yield
         100.625               124               146                165               200               218               195 Spread
         100.750             5.207             5.153              5.092             4.944             4.762             4.086 Yield
         100.750               120               142                160               194               209               179 Spread
         100.875             5.171             5.111              5.043             4.879             4.677             3.926 Yield
         100.875               116               137                155               187               201               163 Spread
         101.000             5.136              5.07              4.994             4.814             4.592             3.766 Yield
         101.000               113               133                150               181               192               147 Spread
         101.125               5.1             5.028              4.946             4.749             4.507             3.608 Yield
         101.125               109               129                145               174               184               131 Spread
         101.250             5.064             4.986              4.898             4.685             4.423             3.449 Yield
         101.250               106               125                141               168               176               115 Spread
         101.375             5.029             4.945              4.849              4.62             4.338             3.291 Yield
         101.375               102               121                136               162               167                99 Spread
         101.500             4.993             4.904              4.801             4.556             4.254             3.134 Yield
         101.500                99               117                131               155               159                84 Spread
         101.625             4.958             4.862              4.753             4.492             4.171             2.977 Yield
         101.625                95               113                126               149               150                68 Spread
         101.750             4.923             4.821              4.705             4.428             4.087             2.821 Yield
         101.750                91               108                121               142               142                52 Spread
         101.875             4.887              4.78              4.657             4.364             4.004             2.665 Yield
         101.875                88               104                117               136               134                37 Spread
         102.000             4.852             4.739               4.61             4.301             3.921              2.51 Yield
         102.000                84               100                112               130               125                21 Spread

WAL                           4.09              3.45               2.92              2.13              1.59              0.81
Mod Dum                      3.452             2.955              2.539             1.902             1.453             0.775

CMT_1YR                        2.1               2.1                2.1               2.1               2.1               2.1


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.




GSR0101 Price/Yield - A1_3

Balance           $97,544,000.00    Delay                 24
Coupon            5.13              Dated                 11/1/01
Settle            11/27/01          First Payment         12/25/01


     Price       15 CPR, Call (Y)  20 CPR, Call (Y)  25 CPR, Call (Y) 35 CPR, Call (Y)  45 CPR, Call  70 CPR, Call (Y)
                                                                                            (Y)
          99.000             5.346             5.346            5.348            5.372          5.412            5.592 Yield
          99.000               112               112              115              138            175              282 Spread
          99.125             5.315             5.315            5.317            5.336          5.368            5.514 Yield
          99.125               109               109              112              135            171              274 Spread
          99.250             5.285             5.285            5.286            5.301          5.325            5.437 Yield
          99.250               106               106              109              131            167              266 Spread
          99.375             5.254             5.254            5.255            5.265          5.282            5.359 Yield
          99.375               103               103              105              128            162              259 Spread
          99.500             5.224             5.224            5.224             5.23          5.239            5.282 Yield
          99.500               100               100              102              124            158              251 Spread
          99.625             5.193             5.193            5.193            5.194          5.196            5.205 Yield
          99.625                97                97               99              121            154              243 Spread
          99.750             5.163             5.163            5.162            5.159          5.154            5.129 Yield
          99.750                94                94               96              117            150              236 Spread
          99.875             5.132             5.132            5.132            5.124          5.111            5.052 Yield
          99.875                91                91               93              114            145              228 Spread
         100.000             5.102             5.102            5.101            5.089          5.068            4.975 Yield
         100.000                88                88               90              110            141              220 Spread
         100.125             5.072             5.072             5.07            5.054          5.026            4.899 Yield
         100.125                85                85               87              107            137              213 Spread
         100.250             5.042             5.042             5.04            5.019          4.983            4.823 Yield
         100.250                82                82               84              103            132              205 Spread
         100.375             5.012             5.012            5.009            4.984          4.941            4.747 Yield
         100.375                79                79               81              100            128              197 Spread
         100.500             4.982             4.982            4.978            4.949          4.898            4.671 Yield
         100.500                76                76               78               96            124              190 Spread
         100.625             4.951             4.951            4.948            4.914          4.856            4.595 Yield
         100.625                73                73               75               93            120              182 Spread
         100.750             4.921             4.921            4.918            4.879          4.814            4.519 Yield
         100.750                70                70               72               89            116              175 Spread
         100.875             4.891             4.891            4.887            4.844          4.771            4.444 Yield
         100.875                67                67               69               86            111              167 Spread
         101.000             4.862             4.862            4.857             4.81          4.729            4.368 Yield
         101.000                64                64               66               82            107              160 Spread

WAL                           4.74              4.74             4.67             4.03           3.27             1.75
Mod Dum                      4.116             4.116            4.056            3.545          2.921            1.629

CMT_1YR                        2.1               2.1              2.1              2.1            2.1              2.1


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. This material is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.




GSR0101 - B2 and B3 factors at 25 cpr to maturity


  Period       Date            Factor       Duration to maturity:

  Total                                                           B2 (A):   4.48
                                                                  B3 (BBB)  4.43
    36           25-Nov-04      0.887606
    37           25-Dec-04      0.865604
    38           25-Jan-05      0.844140
    39           25-Feb-05      0.823203
    40           25-Mar-05      0.802778
    41           25-Apr-05      0.782854
    42           25-May-05      0.763418
    43           25-Jun-05      0.744459
    44           25-Jul-05      0.725964
    45           25-Aug-05      0.707923
    46           25-Sep-05      0.690324
    47           25-Oct-05      0.673139
    48           25-Nov-05      0.656376
    49           25-Dec-05      0.640024
    50           25-Jan-06      0.624075
    51           25-Feb-06      0.608506
    52           25-Mar-06      0.593320
    53           25-Apr-06      0.578508
    54           25-May-06      0.564061
    55           25-Jun-06      0.549969
    56           25-Jul-06      0.536225
    57           25-Aug-06      0.522750
    58           25-Sep-06      0.509512
    59           25-Oct-06      0.496605
    60           25-Nov-06      0.484020
    61           25-Dec-06      0.471749
    62           25-Jan-07      0.459783
    63           25-Feb-07      0.448113
    64           25-Mar-07      0.436734
    65           25-Apr-07      0.425640
    66           25-May-07      0.414822
    67           25-Jun-07      0.404275
    68           25-Jul-07      0.393992
    69           25-Aug-07      0.383962
    70           25-Sep-07      0.374184
    71           25-Oct-07      0.364650
    72           25-Nov-07      0.355355
    73           25-Dec-07      0.346292
    74           25-Jan-08      0.337457
    75           25-Feb-08      0.328844
    76           25-Mar-08      0.320445
    77           25-Apr-08      0.312258
    78           25-May-08      0.304276
    79           25-Jun-08      0.296494
    80           25-Jul-08      0.288891
    81           25-Aug-08      0.281479
    82           25-Sep-08      0.274254
    83           25-Oct-08      0.267211
    84           25-Nov-08      0.260345
    85           25-Dec-08      0.253653
    86           25-Jan-09      0.247130
    87           25-Feb-09      0.240771
    88           25-Mar-09      0.234572
    89           25-Apr-09      0.228530
    90           25-May-09      0.222628
    91           25-Jun-09      0.216876
    92           25-Jul-09      0.211269
    93           25-Aug-09      0.205804
    94           25-Sep-09      0.200478
    95           25-Oct-09      0.195287
    96           25-Nov-09      0.190227


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wilt coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.